                      GE Capital Life Separate Account II
                                Prospectus For
             Flexible Premium Variable Deferred Annuity Contracts
                               Form NY1155 4/00

                                  Issued by:
                 GE Capital Life Assurance Company of New York
                         622 Third Avenue, 33rd Floor
                           New York, New York 10017

                                Service Center:
                            6610 West Broad Street
                           Richmond, Virginia 23230
                           Telephone: (800) 313-5282

--------------------------------------------------------------------------------

This prospectus describes flexible premium variable deferred annuity contracts (the "contracts") issued on or after the later of May 1, 2003 or the date on which New York State insurance authorities approve applicable contract modifications. The contract may be issued to individuals and qualified and non-qualified retirement plans. GE Capital Life Assurance Company of New York (the "Company," "we," "us," or "our") issues the contract.

This prospectus gives details about the contract, GE Capital Life Separate Account II (the "Separate Account") and the Guarantee Account that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

The contract offers you the accumulation of Contract Value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis.

You may allocate your purchase payments to the Separate Account, the Guarantee Account, or both. Each Subaccount of the Separate Account invests in shares of Portfolios of the Funds listed below:

AIM Variable Insurance Funds:
  AIM V.I. Basic Value Fund -- Series II shares
  AIM V.I. Capital Appreciation Fund -- Series I shares
  AIM V.I. International Growth Fund -- Series II shares
  AIM V.I. Premier Equity Fund -- Series I shares

AllianceBernstein Variable Products Series Fund, Inc.:
  AllianceBernstein Global Technology Portfolio --Class B (formerly,
   AllianceBernstein Technology Portfolio)
  AllianceBernstein Growth and Income Portfolio --Class B
  AllianceBernstein International Value Portfolio --Class B
  AllianceBernstein Large Cap Growth Portfolio (formerly, AllianceBernstein
   Premier Growth Portfolio -- Class B)

American Century Variable Portfolios II, Inc.:
  VP Inflation Protection Fund -- Class II

Eaton Vance Variable Trust:
  VT Floating-Rate Income Fund
  VT Worldwide Health Sciences Fund

Evergreen Variable Annuity Trust:
  Evergreen VA Omega Fund -- Class 2

FAM Variable Series Funds, Inc. (formerly, Merrill Lynch Variable Series Funds, Inc.):
  Mercury Basic Value V.I. Fund -- Class III Shares (formerly, Merrill Lynch
   Basic Value V.I. Fund)
  Mercury Global Allocation V.I. Fund -- Class III Shares (formerly, Merrill
   Lynch Global Allocation V.I. Fund)
  Mercury Large Cap Growth V.I. Fund -- Class III Shares (formerly, Merrill
   Lynch Large Cap Growth V.I. Fund)
  Mercury Value Opportunities V.I. Fund -- Class III Shares (formerly, Merrill
   Lynch Value Opportunities V.I. Fund)

Federated Insurance Series:
  Federated High Income Bond Fund II* -- Service Shares
  Federated Kaufmann Fund II -- Service Shares

Fidelity(R) Variable Insurance Products Fund:
  VIP Asset Manager/SM /Portfolio -- Service Class 2
  VIP Contrafund(R) Portfolio -- Service Class 2
  VIP Dynamic Capital Appreciation Portfolio --Service Class 2
  VIP Equity-Income Portfolio -- Service Class 2
  VIP Growth Portfolio -- Service Class 2
  VIP Growth & Income Portfolio -- Service Class 2
  VIP Mid Cap Portfolio -- Service Class 2
  VIP Value Strategies Portfolio -- Service Class 2

Franklin Templeton Variable Insurance Products Trust:
  Franklin Income Securities Fund -- Class 2 Shares

GE Investments Funds, Inc.:
  Income Fund
  Mid-Cap Equity Fund (formerly, Mid-Cap Value Equity Fund)
  Money Market Fund
  Premier Growth Equity Fund
  Real Estate Securities Fund
  S&P 500(R) Index Fund
  Small-Cap Value Equity Fund
  Total Return Fund
  U.S. Equity Fund
  Value Equity Fund

Goldman Sachs Variable Insurance Trust:
  Goldman Sachs Mid Cap Value Fund

Greenwich Street Series Fund:
  Salomon Brothers Variable Aggressive Growth Fund -- Class II

Janus Aspen Series:
  Balanced Portfolio -- Service Shares
  Forty Portfolio -- Service Shares (formerly, Capital Appreciation Portfolio)

MFS(R) Variable Insurance Trust:
  MFS(R) Investors Growth Stock Series -- Service Class Shares
  MFS(R) Investors Trust Series -- Service Class Shares
  MFS(R) New Discovery Series  -- Service Class Shares
  MFS(R) Total Return Series -- Service Class Shares
  MFS(R) Utilities Series -- Service Class Shares

Nations Separate Account Trust:
  Nations Marsico Growth Portfolio
  Nations Marsico International Opportunities Portfolio

Oppenheimer Variable Account Funds:
  Oppenheimer Aggressive Growth Fund/VA -- Service Shares Oppenheimer Balanced Fund/VA -- Service Shares
  Oppenheimer Capital Appreciation Fund/VA --Service Shares Oppenheimer Global Securities Fund/VA -- Service Shares Oppenheimer Main Street Fund/VA -- Service Shares Oppenheimer Main Street Small Cap Fund/VA --Service Shares

PIMCO Variable Insurance Trust:
  All Asset Portfolio -- Advisor Class Shares
  High Yield Portfolio* -- Administrative Class Shares
  Long-Term U.S. Government Portfolio -- Administrative Class Shares Low Duration Portfolio -- Administrative Class Shares
  Total Return Portfolio -- Administrative Class Shares

The Prudential Series Fund, Inc.:
  Jennison Portfolio -- Class II
  Jennison 20/20 Focus Portfolio -- Class II
  Natural Resources Portfolio -- Class II

Rydex Variable Trust:
  OTC Fund

Salomon Brothers Variable Series Funds Inc:
  Salomon Brothers Variable All Cap Fund -- Class II
  Salomon Brothers Variable Total Return Fund -- Class II

Van Kampen Life Investment Trust:
  Comstock Portfolio -- Class II Shares
  Emerging Growth Portfolio -- Class II Shares

The following Portfolio is not available to new purchase payments or transfers on or after November 15, 2004:

  Janus Aspen Series:
   International Growth Portfolio -- Service Shares

* These Portfolios may invest in lower quality debt securities commonly referred to as junk bonds.

Not all of these Portfolios may be available in all markets.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal government agency

   . MAY go down in value

Except for amounts in the Guarantee Account, both the value of a contract before the Annuity Commencement Date and the amount of monthly income afterwards will depend upon the investment performance of the Portfolio(s) you select. You bear the investment risk of investing in the Portfolios.

This product has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Service Center at the telephone number or address listed below for a list of firms that will permit such an optional benefit for sale. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

In the future, additional portfolios managed by certain financial institutions or brokerage firms may be added to the Separate Account. These portfolios may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

A Statement of Additional Information, dated April 29, 2005 (as amended on July 18, 2005), which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy, call us at:

                                1-800-313-5282;

                     or write us at our Service Center at:

                            6610 West Broad Street
                           Richmond, Virginia 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is April 29, 2005 (as amended on July 18, 2005).

Table of Contents



                Definitions.................................................  7

                Fee Tables..................................................  9
                   Examples................................................. 11

                Synopsis.................................................... 13

                Condensed Financial Information............................. 18

                Investment Results.......................................... 18

                Financial Statements........................................ 18

                The Company................................................. 19

                The Separate Account........................................ 20
                   The Portfolios........................................... 20
                   Subaccounts.............................................. 21
                   Voting Rights............................................ 30

                The Guarantee Account....................................... 31

                Charges and Other Deductions................................ 33
                   Transaction Expenses..................................... 34
                   Other Charges............................................ 37

                The Contract................................................ 38
                   Purchase of the Contract................................. 38
                   Ownership................................................ 39
                   Assignment............................................... 40
                   Purchase Payments........................................ 41
                   Valuation Day and Valuation Period....................... 41
                   Allocation of Purchase Payments.......................... 41
                   Optional Enhanced Payment Benefit........................ 42
                   Valuation of Accumulation Units.......................... 43

                Transfers................................................... 45
                   Transfers Before the Annuity Commencement Date........... 45
                   Transfers From the Guarantee Account to the Subaccounts.. 45 Transfers From the Subaccounts to the Guarantee Account.. 45
                   Transfers Among the Subaccounts.......................... 46
                   Telephone/Internet Transactions.......................... 47
                   Confirmation of Transactions............................. 48
                   Special Note on Reliability.............................. 48
                   Transfers By Third Parties............................... 49
                   Special Note on Frequent Transfers....................... 50
                   Dollar Cost Averaging Program............................ 52

   Portfolio Rebalancing Program............................  54
   Guarantee Account Interest Sweep Program.................  54

Surrenders and Partial Withdrawals..........................  56
   Surrenders and Partial Withdrawals.......................  56
   Systematic Withdrawal Program............................  57

Death of Owner and/or Annuitant.............................  60
   Distribution Provisions Upon Death of Owner or Joint
     Owner..................................................  60
   Death Benefit at Death of Any Annuitant Before Annuity
     Commencement Date......................................  60
   Annual Step-Up Death Benefit Rider Option................  61
   Termination of Death Benefit Rider Option When Contract
     Assigned or Sold.......................................  63
   How to Claim Proceeds and/or Death Benefit Payments......  63
   Distribution Rules When Death Occurs Before Income
     Payments Begin.........................................  64
   Distribution Rules When Death Occurs After Income
     Payments Begin.........................................  65

Income Payments.............................................  66
   Optional Payment Plans...................................  68
   Variable Income Payments.................................  70
   Transfers After the Annuity Commencement Date............  71
   Payment Protection Rider.................................  71

Federal Tax Matters.........................................  86
   Introduction.............................................  86
   Taxation of Non-Qualified Contracts......................  86
   Section 1035 Exchanges...................................  90
   Qualified Retirement Plans...............................  91
   Federal Income Tax Withholding...........................  95
   State Income Tax Withholding.............................  96
   Tax Status of the Company................................  96
   Changes in the Law.......................................  96

Requesting Payments.........................................  97

Sales of the Contracts......................................  99
   Principal Underwriter....................................  99
   Sales of the Contracts...................................  99

Additional Information...................................... 102
   Owner Questions.......................................... 102
   Return Privilege......................................... 102
   State Regulation......................................... 102
   Evidence of Death, Age, Gender or Survival............... 103
   Records and Reports...................................... 103
   Other Information........................................ 103
   Legal Proceedings........................................ 103

                Appendix A -- Examples of the Available Death Benefits...... A-1
                   Basic Death Benefit...................................... A-1
                   Annual Step-Up Death Benefit Rider Option................ A-2

                Appendix B -- Condensed Financial Information............... B-1

                Table of Contents -- Statement of Additional Information

Definitions

                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Separate Account before the income payments commence.

                      Annuitant/Joint Annuitant -- The person(s) named in the contract upon whose age and, where appropriate, gender, we determine monthly income benefits.

                      Annuity Commencement Date -- The date on which your income payments will commence, if any Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

                      Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

                      Asset Allocation Model -- A component of the Investment Strategy for the Payment Protection Rider.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown in your contract. We use the Contract Date to determine contract years and anniversaries.

                      Contract Value -- The total value of all your Accumulation Units in the Subaccounts and any amounts you hold in the Guarantee Account.

                      Designated Subaccounts -- The Subaccounts available under the Investment Strategy for the Payment Protection Rider.

                      Fund -- Any open-end management investment company or any unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account.

                      Income Start Date -- For the Payment Protection Rider, the date income payments begin from one or more Payment Protection Plans pursuant to the terms of the Payment Protection Rider.

                      Income Start Value -- For the Payment Protection Rider, the portion of Contract Value applied to a Payment Protection Plan that provides for monthly income as of the Income Start Date.

                      Investment Strategy -- The Designated Subaccounts and/or Asset Allocation Model required for the Payment Protection Rider. The Investment Strategy is required in order to receive the full benefit under the Payment Protection Rider

                      Payment Protection Plan -- A series of variable income payments that are provided pursuant to the terms of the Payment Protection Rider.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all markets.

                      Separate Account -- GE Capital Life Separate Account II, a separate investment account we established to receive Subaccount allocations. The Separate Account is divided into Subaccounts, each of which invests in shares of a separate Portfolio.

                      Service Center -- The office to which all written and telephone inquiries concerning the contract or the Portfolios should be made: 6610 West Broad Street, Richmond, Virginia 23230, 1-800-313-5282. The term "we" may be used throughout this prospectus in connection with calculation of Contract Value; in these instances, the term "we" has the same meaning as the Service Center.

                      Subaccount -- A division of the Separate Account which invests exclusively in shares of a designated Portfolio. Not all Subaccounts may be available in all markets. A Subaccount may be referred to as an Investment Subdivision in your contract and/or marketing materials.

                      Surrender Value -- The value of your contract as of the date we receive your written request to surrender at our Service Center, less any applicable premium tax, annual contract charge, any optional benefit charge and any surrender charge.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading, except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables


                      The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

                Contract Owner Transaction Expenses
                ----------------------------------------------------------------
                Surrender Charge (as a percentage of purchase Maximum of 8%/1,2/
                 payments partially withdrawn or surrendered)
                ----------------------------------------------------------------
                  Transfer Charge                                 $10.00/3/
                ----------------------------------------------------------------

                    /1/ The maximum surrender charge assumes you elect the
                        Enhanced Payment Benefit Option at the time of application. The surrender charge declines to $0 over a period of 9 years for each purchase payment received. If you do not elect the Enhanced Payment Benefit Option, the maximum surrender charge is 6% and declines to $0 over a period of seven years for each purchase payment received.

                    /2/ A surrender charge is not assessed on any amounts
                        representing gain. In addition, you may partially withdraw the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without incurring a surrender charge; the free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be taken from the amount withdrawn unless otherwise requested.

                    /3/ We currently do not assess a transfer charge. However, we reserve the right to assess a transfer charge for each transfer among the Subaccounts.

                      The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Expenses
----------------------------------------------------------------------------------------------------------
Annual Contract Charge                                                                           $30.00/1/
----------------------------------------------------------------------------------------------------------
Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
----------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                                                                  1.30%
----------------------------------------------------------------------------------------------------------
  Administrative Expense Charge                                                                      0.15%
----------------------------------------------------------------------------------------------------------
Optional Benefits/2/
----------------------------------------------------------------------------------------------------------
  Annual Step-Up Death Benefit Rider Option (as a percentage of your Contract Value at the time
   the charge is taken)                                                                              0.20%
----------------------------------------------------------------------------------------------------------
  Enhanced Payment Benefit Option (as a percentage of your daily net assets in the Separate
   Account)                                                                                          0.15%
----------------------------------------------------------------------------------------------------------
  Payment Protection Rider Option (as a percentage of your daily net assets in the Separate
   Account)                                                                                          0.40%
----------------------------------------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses                                                    2.05%/3/
----------------------------------------------------------------------------------------------------------

                    /1/ This charge is taken on each contract anniversary and
                        at the time the contract is surrendered. We will not assess this charge if your Contract Value is more than $40,000 at the time the charge is assessed.

                    /2/ The charge for the Annual Step-Up Death Benefit Rider
                        Option is taken in arrears on each contract anniversary and at the time the contract is surrendered. The Enhanced Payment Benefit Option and the Payment Protection Rider Option may not be elected together or in any combination. We reserve the right to discontinue offering the Payment Protection Rider Option at any time and for any reason. The Payment Protection Rider Option must be elected at the time of application.

                    /3/ The Maximum Total Separate Account Annual Expenses
                        assume that the owner elects the Annual Step-Up Death Benefit Rider Option and the Payment Protection Rider Option. If another combination optional benefits is elected, or if no optional benefit is elected, the total Separate Account annual expenses would be lower.

                      For information concerning compensation paid for the sale of the contract, see "Sales of the Contract" provision of this prospectus.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                       Annual Portfolio Expenses/1/              Minimum Maximum
                       ---------------------------------------------------------
                       Total Annual Portfolio Operating Expenses
                        (before fee waivers or reimbursements)    0.40%   3.03%
                       ---------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.75%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

EXAMPLES These Examples are intended to help you compare the costs of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract and optional rider charges, Separate Account annual expenses and Portfolio fees and expenses.

                      The Examples show the dollar amount of expenses you would bear directly or indirectly if you:

                         . invested $10,000 in the contract for the time
                           periods indicated;

                         . earned a 5% annual return on your investment;

                         . elected the Annual Step-Up Death Benefit Rider
                           Option;

                         . elected the Payment Protection Rider Option; and

                         . surrendered your contract at the end of the stated
                           period.

                      Each Example assumes that the maximum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender of the contract.

                                          1 Year    3 Years   5 Years  10 Years
                                         --------- --------- --------- ---------
             Costs Based on Maximum
               Annual Portfolio Expenses $1,057.53 $2,089.81 $3,028.37 $5,133.62

                      The next Example uses the same assumptions as the prior Example, except that it assumes you decide to annuitize your contract or that you decide not to surrender your contract at the end of the stated time period.

                                           1 Year   3 Years   5 Years  10 Years
                                           ------- --------- --------- ---------
               Costs Based on Maximum
                 Annual Portfolio Expenses $517.53 $1,549.81 $2,578.37 $5,133.62

                      Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The Examples do not assume that any Portfolio expense waivers or fee reimbursement arrangements are in effect for the periods presented. The above Examples assume:

                         . Separate Account charges of 1.45% for the mortality
                           and expense risk charge as well as the
                           administrative expense charge (deducted daily at an effective annual rate of the assets in the Separate Account);

                         . an annual contract charge of $30 (assumed to be
                           equivalent to 0.1% of the Contract Value);

                         . a charge of 0.40% for the Payment Protection Rider
                           Option (an annual rate as a percentage of your assets in the Separate Account); and

                         . a charge of 0.20% for the Annual Step-Up Death
                           Benefit Rider Option (an annual rate as a percentage of your Contract Value at the time the charge is taken).

                      If the optional benefits are not elected, the expense figures shown above would be lower.

Synopsis

                      What type of contract am I buying? The contract is an individual flexible premium variable deferred annuity contract. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision in this prospectus.

                      How does the contract work? Once we approve your application, we will issue a contract to you. During the accumulation period you can use your purchase payments to buy Accumulation Units in the Separate Account or interests in the Guarantee Account. Should you decide to receive income payments (annuitize the contract), we will convert your Accumulation Units to Annuity Units. You can choose fixed or variable income payments, unless you are taking income payments from a Payment Protection Plan pursuant to the election of the Payment Protection Rider Option. All income payments made from a Payment Protection Plan will be made in accordance with the terms of the Payment Protection Rider. If you choose variable income payments, we will base each periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on the date the payment is determined. See "The Contract" and the "Income Payments -- Payment Protection Rider" provisions in this prospectus. If only a portion of the contract is being annuitized, monthly income payments will be taxed as partial withdrawals, rather than income payments. See the "Tax Treatment of Payment Protection Rider" provision of this prospectus.

                      What is the Separate Account? The Separate Account is a segregated asset account established under New York insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to one or more Subaccounts in accordance with your instructions. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Portfolios you select. You bear the risk of investment gain or loss with respect to amounts allocated to the Separate Account. See "The Separate Account" provision in this prospectus.

                      What are my variable investment choices? Through its Subaccounts, the Separate Account uses your purchase payments to purchase shares, at your direction, in one or more of the Portfolios. In turn, each Portfolio holds securities consistent with its own particular investment objective. See "The Separate Account" provision in this prospectus.

                      What is the Guarantee Account? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after any deductions of applicable contract charges. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on amounts allocated to it.

                      The Guarantee Account is not part of and does not depend on the investment performance of the Separate Account. You may transfer assets between the Guarantee Account and the Separate Account subject to certain restrictions. The Guarantee Account may not be available in all markets. See the "Transfers" and "The Guarantee Account" provisions in this prospectus.

                      What charges are associated with this contract? If you elect the Enhanced Payment Benefit Option, should you take a partial withdrawal or totally surrender your contract before your purchase payments have been in your contract for nine years, we will assess a surrender charge ranging from 0% to 8%, depending upon how many full years those payments have been in the contract. If you do not elect the Enhanced Payment Benefit Option, should you take a partial withdrawal or totally surrender your contract before your purchase payments have been in your contract for seven years, we will assess a surrender charge ranging from 0% to 6%, depending upon how many full years those payments have been in the contract.

                      For all contracts, we do not assess a surrender charge on any amounts withdrawn that represent gain. You may also partially withdraw up to the greater of 10% of purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without being assessed a surrender charge. We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. We may also waive the surrender charge in certain circumstances. See the "Surrender Charge" provision in this prospectus.

                      We assess charges in the aggregate at an effective annual rate of 1.45% against the daily net asset value of the Separate Account. These charges consist of an administrative expense charge of 0.15% and a mortality and expense risk charge of 1.30%. We also charge for the Enhanced Payment Benefit Option, the Annual Step-Up Death Benefit Rider Option, and the Payment Protection Rider Option, if elected. There is also a $30 annual contract charge which we waive if the Contract Value is more than $40,000 at the time the charge is assessed. For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

                      If the state in which you reside assesses a premium tax to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct those amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

                      There are also expenses associated with the Portfolios. These include management fees and other expenses associated with the daily operation of each Portfolio as well as 12b-1 fees or service share fees, if applicable. See the "Fee Tables" section in this prospectus. These expenses are more fully described in the prospectus for each Portfolio.

                      We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contracts" provision in this prospectus.

                      We also offer other variable annuity contracts through the Separate Account which also invest in the same Portfolios (or many of the same) of the Funds offered under the contract. These contracts have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your registered representative or call (800) 313-5282.

                      How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of purchase payments are flexible. See "The
                      Contract -- Purchase Payments" provision in this prospectus.

                      How will my income payments be calculated? We will pay you a monthly income beginning on the Annuity Commencement Date (or the earlier of the Income Start Date and the Annuity Commencement Date if the Payment Protection Rider is elected at the time of application) if any Annuitant is still living. You may also decide to take income payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision in this prospectus.

                      What happens if I die before the Annuity Commencement Date? Before the Annuity Commencement Date, if an owner, joint owner or Annuitant dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary(ies). See the "Death of Owner and/or Annuitant" provision in this prospectus.

                      May I transfer assets among Subaccounts and to and from the Guarantee Account? Yes, however, there are limitations imposed by your contract on both the number of transfers that may be made per calendar year, as well as limitations on allocations. The minimum transfer amount is currently $100 or the entire balance in the Subaccount if the transfer will leave a balance of less than $100. See the "Transfers," "Income
                      Payments -- Transfers After the Annuity Commencement Date" and the "Guarantee Account" provisions in this prospectus. In addition, if you elect the Payment Protection Rider Option, the benefits you receive under the rider may be reduced if, after a transfer, your assets are not allocated in accordance with the Investment Strategy as outlined in your rider. See the "Income Payments -- Payment Protection Rider" provision of this prospectus.

                      May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

                      If you surrender the contract or take a partial withdrawal, we may assess a surrender charge as discussed above. In addition, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to tax withholding. See the "Federal Tax Matters" provision in this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any applicable surrender charge and premium tax) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision for more information. If you elect the Payment Protection Rider, partial withdrawals may affect the benefit you receive under the rider. See the "Income Payments -- Payment Protection Rider" provisions of this prospectus.

                      Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Service Center at the address listed on page 1 of this prospectus or to your registered representative, and have us cancel the contract within 10 days after its delivery (or longer if required by applicable law).

                      If you exercise this right, we will cancel your contract as of the date we receive your request and send you a refund computed as of that day.

                      If you elect the Enhanced Payment Benefit Option your refund will equal one of the following amounts:

                        (i) if your Contract Value has increased or stayed the
                            same, your refund will equal your Contract Value, minus any enhanced payment amount, but plus any mortality and expense risk charges, administrative expense charges and any enhanced payment charges we deducted on or before the date we received the returned contract; or

                       (ii) if your Contract Value has decreased, your refund
                            will equal your Contract Value, minus any enhanced payment amount, but plus any mortality and expense risk charges, administrative expense charges and any enhanced payment charges we deducted on or before the date we received the returned contract.

                      This means that we bear any losses attributable to the enhanced payment amounts during the free look period; we will take any gains associated with the enhanced payment amounts during the free look period. We do not assess a surrender charge on your contract refund. See the "Return Privilege" provision of this prospectus.

                      If you do not elect the Enhanced Payment Benefit Option, we will cancel the contract as of the day we receive your request and send you a refund equal to your Contract Value (without reduction for any surrender charges) plus any charges we have deducted from purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the date we received the returned contract.

                      When are my allocations effective when purchasing this contract? Within two business days after we have received all of the information necessary to process your purchase order, we will allocate your initial purchase payment directly to the Guarantee Account and/or the Subaccounts that correspond to the Portfolios you choose. For contract owners that have elected the Payment Protection Rider, all purchase payments must be allocated in accordance with the Investment Strategy as outlined in the rider in order to receive the full benefit provided by the rider. See "The Contract -- Allocation of Purchase Payments" and the "Income Payments -- Payment Protection Rider" provisions of this prospectus.

                      What are the Federal tax implications of my investment in the contract? Generally all investment earnings under the contract are tax-deferred until withdrawn or until income payments begin. A distribution from the contract, which includes a full surrender or partial withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includible income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Tax Matters" provision of this prospectus.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      Please see Appendix B for this information.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with annual contract charges and with or without surrender charges. Results calculated without surrender charges will be higher.

                      Total returns assume an initial investment of $1,000 and include the reinvestment of all distributions of the Portfolios, the Portfolios' charges and expenses (including any 12b-1 or service share fees), and the charges associated with the contract, including the mortality and expense risk charge, the administrative expense charge, the annual contract charge, as well as any charges for the Enhanced Payment Benefit Option, the Annual Step-Up Death Benefit Rider Option, and the Payment Protection Rider Option, if applicable. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

Financial Statements

                      The financial statements for the Company and the financial statements of the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-313-5282 or write to our Service Center at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

The Company

                      We are a stock life insurance company that was incorporated in New York on February 23, 1988. We principally offer annuity contracts and life insurance policies. We do business in the State of New York. Our Home Office is located at 622 Third Avenue, 33rd Floor, New York, New York 10017. Our Service Center is located at 6610 West Broad Street, Richmond, Virginia, 23230. We are obligated to pay all amounts promised under the contract.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. Genworth Financial, Inc. is indirectly owned by General Electric Company. GE Asset Management is also indirectly owned by the General Electric Company. Therefore, the Company, Capital Brokerage Corporation and GE Asset Management Incorporated are affiliated companies.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on April 1, 1996. The Separate Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

                      Currently, there are multiple Subaccounts of the Separate Account available under the contract. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of the Funds.

                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

THE PORTFOLIOS        There is a separate Subaccount which corresponds to each
                      Portfolio of a Fund offered under the contracts. You decide the Subaccounts to which you allocate purchase payments. However, if you elect the Payment Protection
                      Rider, the benefits you receive under that rider may be reduced if your assets are not allocated in accordance with the Investment Strategy outlined in the rider. You currently may change your future purchase payment allocation without penalty or charges. However, certain benefits provided by the rider may be reduced if allocations are not made in accordance with the prescribed Investment Strategy. In addition, there are limitations on the number of transfers that may be made in a calendar. See the "Transfers" provision for additional information.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other portfolios and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      Before choosing a Subaccount to allocate your purchase payments and assets, carefully read the prospectus for each Portfolio, along with this prospectus. We summarize the investment objectives of each Portfolio below. There is no assurance that any Portfolio will meet its objective. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the Subaccounts.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

SUBACCOUNTS           You may allocate purchase payments in up to 20
                      Subaccounts of the Portfolios listed below in addition to the Guarantee Account at any one time. If you elect the Payment Protection Rider, the benefits you receive under the rider may be reduced if your assets are not allocated in accordance with the Investment Strategy outlined in the rider. See the "Income Payments -- Payment Protection
                      Rider" provision of this prospectus.

                                                                                          Adviser (and Sub-Adviser(s),
                  Subaccount Investing In                  Investment Objective                  as applicable)
                  ----------------------------------------------------------------------------------------------------
AIM VARIABLE      AIM V.I. Basic Value Fund --    Seeks to provide long-term growth of        A I M Advisors, Inc.
INSURANCE FUNDS   Series II shares                capital.
                  ----------------------------------------------------------------------------------------------------
                  AIM V.I. Capital Appreciation   Seeks to provide growth of capital.         A I M Advisors, Inc.
                  Fund -- Series I shares
                  ----------------------------------------------------------------------------------------------------
                  AIM V.I. International Growth   Seeks to provide long-term growth of        A I M Advisors, Inc.
                  Fund -- Series II shares        capital.
                  ----------------------------------------------------------------------------------------------------
                  AIM V.I. Premier Equity Fund -- Seeks to achieve long-term growth of        A I M Advisors, Inc.
                  Series I shares                 capital. Income is a secondary
                                                  objective.
                  ----------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AllianceBernstein Global        Seeks growth of capital. Current            Alliance Capital
VARIABLE PRODUCTS Technology Portfolio -- Class B income is incidental to the portfolio's     Management, L.P.
SERIES FUND, INC. (formerly, AllianceBernstein    objective.
                  Technology Portfolio)
                  ----------------------------------------------------------------------------------------------------

                                                                                                Adviser (and Sub-Adviser(s),
                        Subaccount Investing In                  Investment Objective                  as applicable)
                        ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Growth and    Seeks reasonable current income         Alliance Capital
                        Income Portfolio -- Class B     and reasonable opportunity for          Management, L.P.
                                                        appreciation through investments
                                                        primarily in dividend-paying common
                                                        stocks of good quality.
                        ----------------------------------------------------------------------------------------------------
                        AllianceBernstein International Seeks long-term growth of capital.      Alliance Capital
                        Value Portfolio -- Class B                                              Management, L.P.
                        ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Large Cap     Seeks growth of capital by pursuing     Alliance Capital
                        Growth Portfolio -- Class B     aggressive investment policies.         Management, L.P.
                        (formerly, AllianceBernstein
                        Premier Growth Portfolio)
                        ----------------------------------------------------------------------------------------------------
AMERICAN CENTURY        VP Inflation Protection         Pursues long-term total return using    American Century
VARIABLE PORTFOLIOS II, Fund -- Class II                a strategy that seeks to protect        Investment Management,
INC.                                                    against U.S. inflation.                 Inc.
                        ----------------------------------------------------------------------------------------------------
EATON VANCE VARIABLE    VT Floating-Rate Income Fund    Seeks high current income.              Eaton Vance Management
TRUST                   ----------------------------------------------------------------------------------------------------
                        VT Worldwide Health Sciences    Seeks long-term capital growth by       OrbiMed Advisors, LLC
                        Fund                            investing in a worldwide and
                                                        diversified portfolio of health
                                                        sciences companies.
                        ----------------------------------------------------------------------------------------------------
EVERGREEN VARIABLE      Evergreen VA Omega Fund --      Seeks long term capital growth.         Evergreen Investment
ANNUITY TRUST           Class 2                                                                 Management Company, LLC
                        ----------------------------------------------------------------------------------------------------
FAM VARIABLE SERIES     Mercury Basic Value V.I.        Seeks capital appreciation, and         Merrill Lynch Investment
FUNDS, INC.             Fund  --  Class III Shares      secondarily, income.                    Managers, L.P., doing
(FORMERLY, MERRILL      (formerly, Merrill Lynch Basic                                          business as Mercury
LYNCH VARIABLE          Value V.I. Fund)                                                        Advisors
SERIES FUNDS, INC.)     ----------------------------------------------------------------------------------------------------
                        Mercury Global Allocation V.I.  Seeks high total investment return.     Merrill Lynch Investment
                        Fund -- Class III Shares                                                Managers, L.P., doing
                        (formerly, Merrill Lynch Global                                         business as Mercury
                        Allocation V.I. Fund)                                                   Advisors
                        ----------------------------------------------------------------------------------------------------
                        Mercury Large Cap Growth V.I.   Seeks long-term capital growth.         Merrill Lynch Investment
                        Fund -- Class III Shares                                                Managers, L.P., doing
                        (formerly, Merrill Lynch Large                                          business as Mercury
                        Cap Growth V.I. Fund)                                                   Advisors
                        ----------------------------------------------------------------------------------------------------
                        Mercury Value Opportunities     Seeks long-term growth of capital.      Merrill Lynch Investment
                        V.I. Fund -- Class III Shares                                           Managers, L.P., doing
                        (formerly, Merrill Lynch Value                                          business as Mercury
                        Opportunities V.I. Fund)                                                Advisors
                        ----------------------------------------------------------------------------------------------------
FEDERATED INSURANCE     Federated High Income Bond      Seeks high current income by            Federated Investment
SERIES                  Fund II -- Service Class        investing in lower-rated corporate debt Management Company obligations, commonly referred to as
                                                        "junk bonds."
                        ----------------------------------------------------------------------------------------------------
                        Federated Kaufmann Fund II --   Seeks capital appreciation.             Federated Investment
                        Service Shares                                                          Management Company of
                                                                                                Pennsylvania (subadvised by
                                                                                                Federated Global
                                                                                                Investment Management
                                                                                                Corp.)
                        ----------------------------------------------------------------------------------------------------

                                                                                           Adviser (and Sub-Adviser(s),
                     Subaccount Investing In                 Investment Objective                 as applicable)
                     --------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE VIP Asset Manager/SM           Seeks to obtain high total return with  Fidelity Management &
INSURANCE PRODUCTS   /Portfolios --                 reduced risk over the long-term by      Research Company
FUND                 Service Class 2                allocating its assets among stocks,     (subadvised by Fidelity
                                                    bonds, and short-term instruments.      Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research
                                                                                            (Far East) Inc., Fidelity
                                                                                            Investments Japan Limited,
                                                                                            Fidelity Investments Money
                                                                                            Management Inc. and FMR
                                                                                            Co., Inc.)
                     --------------------------------------------------------------------------------------------------
                     VIP Contrafund(R) Portfolio -- Seeks long-term capital appreciation.   Fidelity Management &
                     Service Class 2                                                        Research Company
                                                                                            (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research
                                                                                            (Far East) Inc., Fidelity
                                                                                            Investments Japan Limited
                                                                                            and FMR Co., Inc.)
                     --------------------------------------------------------------------------------------------------
                     VIP Dynamic Capital            Seeks capital appreciation.             Fidelity Management &
                     Appreciation Portfolio --                                              Research Company
                     Service Class 2                                                        (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research
                                                                                            (Far East) Inc., Fidelity
                                                                                            Investments Japan Limited
                                                                                            and FMR Co., Inc.)
                     --------------------------------------------------------------------------------------------------
                     VIP Equity-Income Portfolio -- Seeks reasonable income by              Fidelity Management &
                     Service Class 2                investing primarily in income-          Research Company
                                                    producing equity securities. In         (subadvised by FMR Co.,
                                                    choosing these securities, the fund     Inc.)
                                                    will also consider the potential for
                                                    capital appreciation. The fund's goal
                                                    is to achieve a yield which exceeds
                                                    the composite yield on the securities
                                                    comprising the Standard & Poor's
                                                    500/SM/ Index (S&P 500(R))
                     --------------------------------------------------------------------------------------------------
                     VIP Growth Portfolio --        Seeks to achieve capital                Fidelity Management &
                     Service Class 2                appreciation.                           Research Company
                                                                                            (subadvised by FMR Co.,
                                                                                            Inc.)
                     --------------------------------------------------------------------------------------------------
                     VIP Growth & Income            Seeks high total return through a       Fidelity Management &
                     Portfolio -- Service Class 2   combination of current income and       Research Company
                                                    capital appreciation.                   (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research
                                                                                            (Far East) Inc., Fidelity
                                                                                            Investments Japan Limited
                                                                                            and FMR Co., Inc.)
                     --------------------------------------------------------------------------------------------------

                                                                                         Adviser (and Sub-Adviser(s),
                   Subaccount Investing In                 Investment Objective                 as applicable)
                   --------------------------------------------------------------------------------------------------
                   VIP Mid Cap Portfolio --       Seeks long-term growth of capital.     Fidelity Management &
                   Service Class 2                                                       Research Company
                                                                                         (subadvised by Fidelity
                                                                                         Management & Research
                                                                                         (U.K.), Inc. and Fidelity
                                                                                         Management & Research
                                                                                         Far East Inc.)
                   --------------------------------------------------------------------------------------------------
                   VIP Value Strategies           Seeks capital appreciation.            Fidelity Management &
                   Portfolio --                                                          Research Company
                   Service Class 2                                                       (subadvised by FMR
                                                                                         Co., Inc.)
                   --------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Franklin Income Securities     Seeks to maximize income while         Franklin Advisers, Inc.
VARIABLE INSURANCE Fund -- Class 2 Shares         maintaining prospects for capital
PRODUCTS TRUST                                    appreciation.
                   --------------------------------------------------------------------------------------------------
GE INVESTMENTS     Income Fund                    Seeks maximum income consistent        GE Asset Management
FUNDS, INC.                                       with prudent investment                Incorporated
                                                  management and the preservation of
                                                  capital.
                   --------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund (formerly, Seeks long-term growth of capital      GE Asset Management
                   Mid-Cap Value Equity Fund)     and future income.                     Incorporated
                   --------------------------------------------------------------------------------------------------
                   Money Market Fund              Seeks a high level of current income   GE Asset Management
                                                  consistent with the preservation of    Incorporated
                                                  capital and the maintenance of
                                                  liquidity.
                   --------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund     Seeks long-term growth of capital      GE Asset Management
                                                  and future income rather than          Incorporated
                                                  current income.
                   --------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund    Seeks maximum total return through     GE Asset Management
                                                  current income and capital             Incorporated (subadvised by
                                                  appreciation.                          Seneca Capital
                                                                                         Management)
                   --------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/1/       Seeks growth of capital and            GE Asset Management
                                                  accumulation of income that            Incorporated (subadvised by
                                                  corresponds to the investment return   SSgA Funds Management,
                                                  of S&P's 500 Composite Stock           Inc.)
                                                  Index.
                   --------------------------------------------------------------------------------------------------
                   Small-Cap Value Equity Fund    Seeks long-term growth of capital.     GE Asset Management
                                                                                         Incorporated (subadvised by
                                                                                         Palisade Capital
                                                                                         Management, L.L.C.)
                   --------------------------------------------------------------------------------------------------
                   Total Return Fund              Seeks the highest total return         GE Asset Management
                                                  composed of current income and         Incorporated
                                                  capital appreciation, as is consistent
                                                  with prudent investment risk.
                   --------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

                                                                                            Adviser (and Sub-Adviser(s),
                     Subaccount Investing In                  Investment Objective                 as applicable)
                     ---------------------------------------------------------------------------------------------------
                     U.S. Equity Fund                 Seeks long-term growth of capital.      GE Asset Management
                                                                                              Incorporated
                     ---------------------------------------------------------------------------------------------------
                     Value Equity Fund                Seeks long-term growth of capital       GE Asset Management
                                                      and future income.                      Incorporated
                     ---------------------------------------------------------------------------------------------------
GOLDMAN SACHS        Goldman Sachs Mid Cap Value      Seeks long-term capital appreciation.   Goldman Sachs Asset
VARIABLE INSURANCE   Fund                                                                     Management, L.P.
TRUST
                     ---------------------------------------------------------------------------------------------------
GREENWICH STREET     Salomon Brothers Variable        Seeks capital appreciation.             Salomon Brothers Asset
SERIES FUND          Aggressive Growth Fund --                                                Management Inc.
                     Class II
                     ---------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES   Balanced Portfolio -- Service    Seeks long-term capital growth,         Janus Capital Management
                     Shares                           consistent with preservation of         LLC
                                                      capital and balanced by current
                                                      income.
                     ---------------------------------------------------------------------------------------------------
                     Forty Portfolio -- Service       A non-diversified/1/ portfolio that     Janus Capital Management
                     Shares (formerly, Capital        seeks long-term growth of capital.      LLC
                     Appreciation Portfolio)
                     ---------------------------------------------------------------------------------------------------
MFS(R) VARIABLE      MFS(R) Investors Growth Stock    Seeks long-term growth of capital and   Massachusetts Financial
INSURANCE TRUST      Series -- Service Class Shares   future income rather than current       Services Company
                                                      income.
                     ---------------------------------------------------------------------------------------------------
                     MFS(R) Investors Trust Series -- Seeks long-term growth of capital       Massachusetts Financial
                     Service Class Shares             and secondarily reasonable current      Services Company
                                                      income.
                     ---------------------------------------------------------------------------------------------------
                     MFS(R) New Discovery Series --   Seeks capital appreciation.             Massachusetts Financial
                     Service Class Shares                                                     Services Company
                     ---------------------------------------------------------------------------------------------------
                     MFS(R) Total Return Series --    Seeks above average income.             Massachusetts Financial
                     Service Class Shares             Reasonable opportunity for growth of    Services Company
                                                      capital and income is a secondary
                                                      objective.
                     ---------------------------------------------------------------------------------------------------
                     MFS(R) Utilities Series --       Seeks capital growth and current        Massachusetts Financial
                     Service Class Shares             income.                                 Services Company
                     ---------------------------------------------------------------------------------------------------
NATIONS SEPARATE     Nations Marsico Growth           Seeks long-term growth of capital.      Banc of America Capital
ACCOUNT TRUST        Portfolio                                                                Management, LLC
                                                                                              (subadvised by Marsico
                                                                                              Capital)
                     ---------------------------------------------------------------------------------------------------
                     Nations Marsico International    Seeks long-term growth of capital.      Banc of America Capital
                     Opportunities Portfolio                                                  Management, LLC
                                                                                              (subadvised by Marsico
                                                                                              Capital)
                     ---------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE Oppenheimer Aggressive           Seeks capital appreciation by           OppenheimerFunds, Inc.
ACCOUNT FUNDS        Growth Fund VA -- Service        investing in "growth type" companies.
                     Shares
                     ---------------------------------------------------------------------------------------------------

                    /1/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                        Adviser (and Sub-Adviser(s),
                Subaccount Investing In                  Investment Objective                  as applicable)
                ----------------------------------------------------------------------------------------------------
                Oppenheimer Balanced Fund/     Seeks a high total investment return,       OppenheimerFunds, Inc.
                VA -- Service Shares           which includes current income and
                                               capital appreciation in the value of
                                               its shares.
                ----------------------------------------------------------------------------------------------------
                Oppenheimer Capital            Seeks capital appreciation by               OppenheimerFunds, Inc.
                Appreciation Fund/VA --        investing in securities of well-known
                Service Shares                 established companies.
                ----------------------------------------------------------------------------------------------------
                Oppenheimer Global Securities  Seeks long-term capital appreciation        OppenheimerFunds, Inc.
                Fund/VA -- Service Shares      by investing a substantial portion of
                                               its assets in securities of foreign
                                               issuers, "growth-type" companies,
                                               cyclical industries and special
                                               situations that are considered to
                                               have appreciation possibilities.
                ----------------------------------------------------------------------------------------------------
                Oppenheimer Main Street        Seeks high total return (which              OppenheimerFunds, Inc.
                Fund/VA -- Service Shares      includes growth in the value of its
                                               shares as well as current income)
                                               from equity and debt securities.
                ----------------------------------------------------------------------------------------------------
                Oppenheimer Main Street Small  Seeks capital appreciation.                 OppenheimerFunds, Inc.
                Cap Fund/VA -- Service Shares
                ----------------------------------------------------------------------------------------------------
PIMCO VARIABLE  All Asset Portfolio -- Advisor Seeks maximum real return                   Pacific Investment
INSURANCE TRUST Class Shares                   consistent with preservation of real        Management Company LLC
                                               capital and prudent investment
                                               management.
                ----------------------------------------------------------------------------------------------------
                High Yield Portfolio --        Seeks maximum total return,                 Pacific Investment
                Administrative Class Shares    consistent with preservation of             Management Company LLC
                                               capital and prudent investment
                                               management. Invests at least 80% of
                                               its assets in a diversified portfolio of
                                               high yield securities ("junk bonds")
                                               rated below investment grade but
                                               rated at least Caa by Moody's or CCC
                                               by S&P, or, if unrated, determined by
                                               PIMCO to be of comparable quality,
                                               subject to a maximum of 5% of total
                                               assets in securities rated Caa by
                                               Moody's or CCC by S&P, or, if
                                               unrated, determined by PIMCO to be
                                               of comparable quality.
                ----------------------------------------------------------------------------------------------------
                Long-Term U.S. Government      Seeks to maximize total return,             Pacific Investment
                Portfolio -- Administrative    consistent with preservation of             Management Company LLC
                Class Shares                   capital and prudent investment
                                               management.
                ----------------------------------------------------------------------------------------------------
                Low Duration Portfolio --      Seeks maximum total return,                 Pacific Investment
                Administrative Class Shares    consistent with preservation of             Management Company
                                               capital and prudent investment
                                               management.
                ----------------------------------------------------------------------------------------------------
                Total Return Portfolio  --     Seeks to maximize total return,             Pacific Investment
                Administrative Class Shares    consistent with preservation of             Management Company LLC
                                               capital and prudent investment
                                               management.
                ----------------------------------------------------------------------------------------------------

                                                                                        Adviser (and Sub-Adviser(s),
                  Subaccount Investing In                 Investment Objective                 as applicable)
                  --------------------------------------------------------------------------------------------------
THE PRUDENTIAL    Jennison Portfolio -- Class II Seeks long-term growth of capital.      Prudential Investments LLC
SERIES FUND, INC.                                                                        (subadvised by Jennison
                                                                                         Associates LLC)
                  --------------------------------------------------------------------------------------------------
                  Jennison 20/20 Focus           Seeks long-term growth of capital.      Prudential Investments LLC
                  Portfolio -- Class II                                                  (subadvised by Jennison
                                                                                         Associates LLC)
                  --------------------------------------------------------------------------------------------------
                  Natural Resources Portfolio -- Seeks long-term growth of capital.      Prudential Investments LLC
                  Class II                                                               (subadvised by Jennison
                                                                                         Associates LLC)
                  --------------------------------------------------------------------------------------------------
RYDEX VARIABLE    OTC Fund/1/                    Seeks to provide investment results     Rydex Investments
TRUST                                            that correspond to a benchmark for
                                                 over-the-counter securities. The
                                                 fund's current benchmark is the
                                                 NASDAQ 100 Index(TM). The NASDAQ
                                                 100 Index(TM) contains the 100 largest
                                                 non-financial, non-utilities stocks in
                                                 the NASDAQ composite.
                  --------------------------------------------------------------------------------------------------
SALOMON BROTHERS  Salomon Brothers Variable All  Seeks capital appreciation through      Salomon Brothers Asset
VARIABLE SERIES   Cap Fund -- Class II           investment in securities which the      Management Inc.
FUNDS INC.                                       managers believe have above-
                                                 average capital appreciation
                                                 potential.
                  --------------------------------------------------------------------------------------------------
                  Salomon Brothers Variable      Seeks to obtain above-average           Salomon Brothers Asset
                  Total Return Fund -- Class II  income (compared to a portfolio         Management Inc.
                                                 invested in entirely securities). The
                                                 fund's secondary objective is to take
                                                 advantage of opportunities to
                                                 achieve growth of capital and
                                                 income.
                  --------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE   Comstock Portfolio -- Class II Seeks capital growth and income.        Van Kampen Asset
INVESTMENT TRUST  Shares                                                                 Management Inc.
                  --------------------------------------------------------------------------------------------------
                  Emerging Growth Portfolio --   Seeks capital appreciation.             Van Kampen Asset
                  Class II Shares                                                        Management Inc.
                  --------------------------------------------------------------------------------------------------

                    /1/ The NASDAQ 100 Index(TM) is an unmanaged index that is a widely recognized indicator of OTC Market performance.

                      The following Portfolio is not available for new purchase payments or transfers on or after November 15, 2004:

                                                                                     Adviser (and Sub-Adviser(s),
                   Subaccount                            Investment Objective               as applicable)
                   ----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES International Growth Portfolio Seeks long-term growth of capital. Janus Capital Management LLC
                   ----------------------------------------------------------------------------------------------

                      Not all of these Portfolios may be available in all markets.

                      We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay death benefits, surrender proceeds, partial withdrawals, to make income payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions out to owners as additional units, but instead reflect them in unit values.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      We reserve the right, within the law, to make additions, deletions and substitutions for the Portfolios of the Funds. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a Portfolio should no longer be available, or if investment in any Portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the contract. The new Portfolios may have higher fees and charges than the ones they replaced. No substitution or deletion will be made without prior notice to you and before approval of the SEC, in accordance with the 1940 Act.

                      We also reserve the right to establish additional Subaccounts, each of which would invest in a separate Portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a Subaccount without prior notice to you and before approval of the SEC. Not all Subaccounts may be available to all classes of contracts.

                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable annuity contract. Such factors include:

                         1) the investment objective of the Portfolio;

                         2) the Portfolio's performance history;

                         3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and

                         4) the Portfolio's servicing agreement.

                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include, but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from GE Life & Annuity Separate Account 4 during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.

                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage

                      Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Funds, Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios II, Inc., Evergreen Variable Annuity Trust, FAM Variable Series Funds, Inc. (formerly, Merrill Lynch Variable Series Funds, Inc.), Federated Insurance Series, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Greenwich Street Series Fund, Janus Aspen Series, MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Salomon Brothers Variable Series Funds Inc, and Van Kampen Life Investment Trust. See the "Fee Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses. These payments range up to 0.25% of Separate Account assets invested in the particular Portfolio.

VOTING RIGHTS         As required by law, we will vote the shares of the
                      Portfolios held in the Separate Account at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to this and other Separate Accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither our Guarantee Account nor our General Account is generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all markets.

                      Generally, you may allocate your purchase payments and/or transfer assets to the Guarantee Account. For contracts issued on or after the later of September 2, 2003, or the date on which New York state insurance authorities approve applicable contract modifications, we may limit the amount that may be allocated to the Guarantee Account to no more than 25% of your Contract Value, as determined at the time of allocation. In addition, where permitted by state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. Amounts allocated to the Guarantee Account are credited interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with your contract. See the "Charges and Other Deductions" provision in this prospectus.

                      Each time you allocate purchase payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

                      We determine the interest rates at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as purchase payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. However, the interest rates for any interest rate guarantee period will be at least the guaranteed interest rate shown in your contract.

                      We will notify you in writing at least 5 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period ("30 day window") of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts, subject to certain restrictions. See the "Transfers" provision in this prospectus for more information. During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

                      To the extent permitted by law, we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we issued the contract, and to credit a higher rate of interest on purchase payments allocated to the Guarantee Account participating in a Dollar Cost Averaging program that would otherwise be credited if not participating in a Dollar Cost Averaging program. See the "Dollar Cost Averaging Program" provision. Such a program may not be available to all contracts and is not available if you elect the Payment Protection Rider and your assets are allocated in accordance with the Investment Strategy as prescribed by the rider. We also reserve the right, at any time, to stop accepting purchase payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Service Center at the address listed on page 1 of this prospectus to determine the interest rate guarantee periods currently being offered.

Charges and Other Deductions

                      We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the contracts. We intend to recover commissions, marketing, administrative and other expenses and cost of contract benefits through fees and charges imposed under the contracts. See the "Sales of the Contracts" provision in this prospectus for more information.

                      All of the charges described in this section apply to assets allocated to the Separate Account. Assets in the Guarantee Account are subject to all of the charges described in this section except for the mortality and expense risk charge, the administrative expense charge, and the Enhanced Payment Benefit Option, if elected.

                      We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

                         . processing applications for and issuing the
                           contracts;

                         . maintaining records;

                         . administering income payments;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract confirmations and periodic
                           statements;

                         . providing toll-free inquiry services; and

                         . furnishing telephone and internet transaction
                           services.

                      The risks we assume include:

                         . the risk that the death benefit will be greater than
                           the Surrender Value;

                         . the risk that the actual life-span of persons
                           receiving income payments under the contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

                         . the risk that more owners than expected will qualify
                           for waivers of the surrender charges;

                         . the risk that the bonus paid, if the Enhanced
                           Payment Benefit Option is elected, will be greater than the revenues from the contract charges (which cannot be changed by us); and

                         . the risk that our costs in providing the services
                           will exceed our revenues from contract charges (which cannot be changed by us).

                      The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

TRANSACTION
EXPENSES

SURRENDER CHARGE      We assess a surrender charge on partial withdrawals and
                      surrenders of purchase payments, unless you meet an available exception as described below. You pay this charge to compensate us for the losses we experience on contract distribution costs.

                      We calculate the surrender charge separately for each purchase payment. For purposes of calculating this charge, we assume that you withdraw purchase payments on a first-in, first-out basis. We deduct the surrender charge proportionately from the Subaccounts. However, if there are insufficient assets in the Separate Account, we will deduct the charge proportionately from all assets in the Guarantee Account. The charge will be taken first from any six year interest rate guarantee periods to which you have allocated purchase payment and then from the one year interest rate guarantee periods on a first-in, first-out basis.

                      The surrender charge, if you elect the Enhanced Payment Benefit Option, is as follows:

         Number of Full and Partially    Surrender Charge as a Percentage
       Completed Years Since We Received of the Surrendered or Withdrawn
             the Purchase Payment                Purchase Payment
       ------------------------------------------------------------------
                       1                                8%
                       2                                8%
                       3                                7%
                       4                                7%
                       5                                6%
                       6                                5%
                       7                                4%
                       8                                2%
                   9 or more                            0%
       ------------------------------------------------------------------

                      The surrender charge, if you do not elect the Enhanced Payment Benefit Option, is as follows:

         Number of Full and Partially    Surrender Charge as a Percentage
       Completed Years Since We Received of the Surrendered or Withdrawn
             the Purchase Payment                Purchase Payment
       ------------------------------------------------------------------
                       1                                6%
                       2                                6%
                       3                                6%
                       4                                6%
                       5                                5%
                       6                                4%
                   7 or more                            0%
       ------------------------------------------------------------------

                      We do not assess the surrender charge:

                         . on amounts of Contract Value representing gain (as
                           defined below);

                         . on free withdrawal amounts (as defined below);

                         . on surrenders or partial withdrawals taken under
                           Optional Payment Plan 1, Optional Payment Plan 2 (for a period of 5 or more years), or Optional Payment Plan 5; or

                         . if a waiver of surrender charge provision applies.

                      You may withdraw any gain in your contract free of any surrender charge. We calculate gain in the contract as:
                      (a) plus (b) minus (c) minus (d), but not less than zero where:

                        (a) is the Contract Value on the Valuation Day we
                            receive your partial withdrawal or surrender request;

                        (b) is the total of any withdrawals including surrender
                            charges previously taken;

                        (c) is the total of purchase payments made; and

                        (d) is the total of any gain previously withdrawn.

                      In addition to any gain, you may withdraw an amount equal to the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without a surrender charge (the "free withdrawal amount"). We will deduct amounts surrendered first from any gain in the contract and then from purchase payments made. The free withdrawal amount is not cumulative from contract year to contract year.

                      Further, we will waive the surrender charge if you annuitize the contract under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more, or Optional Payment Plan 5 (Joint Life and Survivor Income). In addition, we will waive the surrender charges if you take income payments pursuant to the terms of the Payment Protection Rider. See the "Optional Payment Plans" and "Income Payments -- Payment Protection Rider Option" provisions of this prospectus.

DEDUCTIONS FROM       We deduct from the Separate Account an amount, computed
THE SEPARATE          daily, equal to an annual rate of 1.45% of the daily net
ACCOUNT               assets of the Separate Account. The charge consists of an
                      administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.30%. These deductions from the Separate Account are reflected in your Contract Value.

CHARGE FOR            We charge for the Enhanced Payment Benefit Option. We
ENHANCED PAYMENT      deduct the charge for the Enhanced Payment Benefit Option
BENEFIT OPTION        at an effective annual rate of 0.15% of your daily net
                      asset value in the Separate Account. We will allocate the charge for the Enhanced Payment Benefit Option among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate
                      Account at the time we take the charge.

CHARGE FOR THE        We charge you for expenses related to the Annual Step-Up
ANNUAL STEP-UP        Death Benefit Rider Option. We deduct this charge against
DEATH BENEFIT         your assets in the Separate Account at each contract
RIDER OPTION          anniversary and at surrender to compensate us for the
                      increased risks and expenses associated with providing this death benefit rider. We will allocate the charge for the Annual Step-Up Death Benefit Rider Option among the
                      Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate
                      Account at the time we take the charge. If your assets in the Separate Account are not sufficient to cover the charge, we will deduct the charge first from your assets in the Separate Account, if any, and then from your assets in the Guarantee Account (from the amounts that have been in the Guarantee Account for the longest period of time). At surrender, we will charge you a pro-rata portion of the annual charge. The charge for the Annual
                      Step-Up Death Benefit Rider Option is an annual rate of 0.20% of your Contract Value at the time of the deduction.

PAYMENT               We reserve the right to discontinue offering the Payment
PROTECTION            Protection Rider Option at any time and for any reason.
RIDER OPTION          We charge you for expenses related to the Payment
CHARGE                Protection Rider Option, if you elect this option at the
                      time of application. This charge is deducted from the Separate Account, computed daily, equal to an annual rate of 0.40% of the daily net assets of the Separate Account.
                      This deduction from the Separate Account is reflected in your Contract Value and the value of your Annuity Units.
                      The charge for this
                      rider continues even if you do not follow the Investment
                      Strategy and the benefits you are eligible to receive are reduced. If you reset your benefit and elect to follow the Investment Strategy available at that time, we will reset the charge for the rider, which may be higher than your previous charge, but will never exceed an annual rate of 1.00%.

OTHER CHARGES

ANNUAL CONTRACT       We will deduct an annual contract charge of $30 from your
CHARGE                Contract Value to compensate us for certain
                      administrative expenses incurred in connection with the contract. We will deduct the charge at each contract anniversary and at surrender. We will waive this charge if your Contract Value at the time of deduction is more than $40,000.

                      We will allocate the annual contract charge among the Subaccounts in the same proportion that your assets in each Subaccount bear to your total assets in the Separate Account at the time the charge is taken. If there are insufficient assets allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account proportionately from all assets in the Guarantee Account.

DEDUCTIONS FOR        We will deduct charges for any premium tax or other tax
PREMIUM TAXES         levied by any governmental entity from purchase payments
                      or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, income payments and death benefit payments).

                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND     Each Portfolio incurs certain fees and expenses. To pay
DEDUCTIONS            for these expenses, the Portfolio makes deductions from
                      its assets. The deductions are described more fully in each Portfolio's prospectus.

                      In addition, we reserve the right to impose a charge of up to $10 per transfer. This charge is at our cost with no profit to us.

The Contract

                      The contract is an individual flexible premium variable deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in fees, charges, and benefits). We will include any differences in your contract.

PURCHASE OF           If you wish to purchase a contract, you must apply for it
THE CONTRACT          through an authorized sales representative. The sales
                      representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the "Sales of the Contracts" provision in this prospectus.

                      If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We will apply any additional purchase payments you make on the Valuation Day we receive them at our Service Center.

                      To apply for a contract, you must be of legal age in the State of New York and if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85, unless we approve a different age.

                      This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefits and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract and this contract has its own surrender charges which would apply to you. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP             As owner, you have all rights under the contract, subject
                      to the rights of any irrevocable beneficiary. Two persons may apply for a contract as joint owners. Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other except for ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

                      Before the Annuity Commencement Date, you may change:

                         . your Annuity Commencement Date to any date at least
                           ten years after your last purchase payment;

                         . your Optional Payment Plan;

                         . the allocation of your investments among the
                           Subaccounts and/or the Guarantee Account (subject to certain restrictions listed in your contract and in the "transfers" provision); and

                         . the owner, joint owner, primary beneficiary, and
                           contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary) upon written notice to the Service Center, if you reserved this right, and the Annuitant(s) is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, you may change any non-natural owner to another non-natural owner. Changing the owner or joint owner may have tax consequences and you should consult a tax adviser before doing so.

                      We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change. Please note that if you elect the Payment Protection Rider Option at the time of application, the benefits you receive under the rider may be reduced if your assets are not allocated in accordance with the Investment Strategy prescribed by your rider. If you elect the Payment Protection Rider, you may change the Income Start Date as long as the new Income Start Date occurs on a contract anniversary at least 36 months after the latest reset date of the benefit base or 36 months after the date we receive your last purchase payment. You may not, however, change the optional payment plan if you elected the rider at the time of application and you elect to take income payments under the rider.

ASSIGNMENT            An owner of a Non-Qualified Contract may assign some or
                      all of his or her rights under the contract. However, except for an assignment of the benefits provided under the Payment Protection Rider, an assignment may terminate certain death benefits provided by rider option. An assignment must occur before any income payments begin and while the Annuitant is still living. Once proper notice of the assignment is recorded by our Service
                      Center, the assignment will become effective as of the date the written request was signed.

                      You may assign the benefits provided by the Payment Protection Rider. The Annuitant(s) will not change if you assign the benefits. We must be notified in writing if you assign the benefits of the Payment Protection Rider.

                      Qualified Contracts, IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Service Center receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

                      Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PURCHASE              You may make purchase payments at any frequency and in
PAYMENTS              the amount you select, subject to certain limitations.
                      You must obtain our approval before you make total purchase payments for an Annuitant age 79 or younger that exceed $2,000,000. If any Annuitant is age
                      80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made at any time prior to the Annuity Commencement Date, the surrender of the contract, or the death of the owner
                      (or joint owner, if applicable), whichever comes first.
                      We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      The minimum initial purchase payment is $5,000 ($2,000 if your contract is an IRA contract). We may accept a lower initial purchase payment in the case of certain group sales. Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts and $100 for other Qualified Contracts.

VALUATION DAY         We will value Accumulation and Annuity Units once daily
AND VALUATION         as of the close of regular trading (currently 4:00 p.m.
PERIOD                Eastern Time) for each day the New York Stock Exchange is
                      open, except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF         We place purchase payments into the Subaccounts, each of
PURCHASE              which invests in shares of a corresponding Portfolio
PAYMENTS              and/or the Guarantee Account, according to your
                      instructions. You may allocate purchase payments to up to 20 Subaccounts plus the Guarantee Account at any one time. If you have elected the Payment Protection Rider
                      Option, you must allocate all purchase payments in accordance with the Investment Strategy prescribed by the rider in order to obtain the full benefit of the rider.
                      The benefits you receive under the rider may be reduced if your purchase payments are not allocated in accordance with the Investment Strategy. See the "Income
                      Payments -- Payment Protection Rider" provision in the prospectus. The percentage of purchase payment which you can put into any one Subaccount or guarantee period must equal a whole percentage and cannot be less than $100.
                      The Guarantee Account may not be
                      available in all markets. In addition, for contracts issued on or after the later of September 2, 2003, or the date on which New York state insurance authorities approve applicable contract modifications, we may limit the amount that may be allocated to the Guarantee Account to no more than 25% of your Contract Value, as determined at the time of allocation.

                      Upon allocation to the appropriate Subaccounts, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Day on which we receive any additional purchase payment at our Service Center. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Portfolio's investments perform, but also upon the charges of the Separate Account and the Portfolios.

                      You may change the allocation of subsequent purchase payments at any time, without charge, by sending us acceptable notice. The new allocation will apply to any purchase payments made after we receive notice of the change.

OPTIONAL              For contracts issued with Annuitant(s) age 80 or younger,
ENHANCED              if you elect the Optional Enhanced Payment Benefit, we
PAYMENT               will add a percentage of each purchase payment you make
BENEFIT               to your Contract Value. Currently, this amount is 4%, but
                      it may vary with each purchase payment and could be zero.
                      We will tell you the amount of the enhanced payment benefit at the time you make your purchase payment. You only can elect this benefit when you apply for your contract. The Optional Enhanced Payment Benefit is not available if you elect the Payment Protection Rider. We fund the enhanced payment amount from the assets in our General Account.

                      We will apply the enhanced payment amount when we apply your purchase payment to your Contract Value, and will allocate the enhanced payment amount on a pro-rata basis to the investment options you select.

                      There are important things you should consider before you elect the enhanced payment benefit. These include:

                         . Over time and under certain circumstances (such as
                           an extended period of poor market performance), the costs associated with the enhanced payment benefit may exceed the sum of the enhanced payment amount and any related earnings.

                         . Once you elect the enhanced payment benefit, you
                           cannot cancel it. The benefit remains in effect until you surrender or annuitize your contract.

                         . We may lower the enhanced payment amount, and we may
                           determine to credit zero percent of each purchase payment you make under your contract. Regardless of the enhanced payment amount, we will continue to charge for the benefit. This means you could be charged for the benefit even though you receive no further enhanced payment amounts.

                         . We will recapture the enhanced payment amount if you
                           surrender your contract during the free look period.

                         . Please take advantage of the guidance of a qualified
                           financial advisor in evaluating the enhanced payment benefit, as well as the other aspects of the contract.

                         . We may profit from the enhanced payment benefit
                           charge.

VALUATION OF          Partial withdrawals, surrenders and/or payment of the
ACCUMULATION          death benefit all result in the cancellation of an
UNITS                 appropriate number of Accumulation Units. We cancel
                      Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, surrender or payment of a death benefit. We value Accumulation Units for each Subaccount separately. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Transfers


TRANSFERS BEFORE      All owners may transfer all or a portion of their assets
THE ANNUITY           between and among the Subaccounts of the Separate Account
COMMENCEMENT          and the Guarantee Account on any Valuation Day prior to
DATE                  the Annuity Commencement Date, subject to certain
                      conditions that are stated below. Owners may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. If you elect the Payment
                      Protection Rider Option, the benefits you receive under the rider may be reduced if, after a transfer, your assets are not allocated in accordance with the prescribed Investment Strategy. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Service Center. There may be limitations placed on multiple transfer requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee
                      Account under certain circumstances. See the "Requesting
                      Payments" provision in this prospectus.

TRANSFERS FROM        We may limit and/or restrict transfers from the Guarantee
THE GUARANTEE         Account to the Subaccounts. The Guarantee Account may not
ACCOUNT TO THE        be available in all markets. For any allocation from the
SUBACCOUNTS           Guarantee Account to the Subaccounts, the limited amount
                      will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost
                      Averaging program (see the "Dollar Cost Averaging
                      Program" provision) you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount that you may transfer to the Subaccounts.

TRANSFERS FROM        We may restrict certain transfers from the Subaccounts to
THE SUBACCOUNTS       the Guarantee Account. The Guarantee Account may not be
TO THE GUARANTEE      available in all markets. For contracts issued on of
ACCOUNT               after the later of September 2, 2003, or the date on
                      which New York state insurance authorities approve applicable contract modifications, we may also limit the amount that may be allocated to the Guarantee Account to no more than 25% of your Contract Value, as determined at the time of allocation. In addition, where permitted by New York state law, we will refuse new purchase payments or transfers into the Guarantee Account when your assets in the Guarantee Account are equal to or greater than 25% of your Contract Value at the time of allocation. We generally exercise our right to limit or refuse allocations to the Guarantee Account when interest rate periods are low for prolonged periods of time. In addition, we reserve the right to prohibit or limit transfers from the Subaccounts to the Guarantee Account during the six month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG       All owners may submit 12 Subaccount transfers each
THE SUBACCOUNTS       calendar year by voice response, Internet, telephone,
                      facsimile, U.S. Mail or overnight delivery service. Once such 12 Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, Internet, telephone or facsimile will not be accepted under any circumstances.
                      Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e.
                      you may not call or electronically cancel a transfer request sent by U.S. Mail or overnight delivery service.
                      If you wish to change a transfer request sent by U.S.
                      Mail, such change must also be sent in writing by U.S.
                      Mail or overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Service Center.

                      Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $10 per transfer after the 12th transfer made in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

                      In addition, we may not honor transfers made by third parties. See the "Transfer by Third Parties" provision of this prospectus.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

                        (1) a Dollar Cost Averaging program;

                        (2) a Portfolio Rebalancing program;

                        (3) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (4) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or on the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, Internet, telephone, facsimile, U.S. Mail or overnight delivery service.

                      In addition, the restrictions and charges listed above do not apply to any transfers made among the Subaccounts pursuant to automatic rebalancing of assets made under the terms of the Payment Protection Rider.

                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests; or

                        (2) the transfer would adversely affect Unit Values.

                      The affected Portfolio(s) determine whether items (1) or
                      (2) above apply.

                      We will treat all owners equally with respect to transfer requests.

TELEPHONE/            All owners may make their first 12 transfers in any
INTERNET              calendar year among the Subaccounts or between the
TRANSACTIONS          Subaccounts and the Guarantee Account by calling or
                      electronically contacting us, provided we receive written authorization at our Service Center, to execute such transactions prior to such request. Transactions that can be conducted over the telephone and Internet include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in purchase payment allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone/Internet instructions;

                        (2) confirming the telephone/Internet transaction in
                            writing to you or a third party you authorized;
                            and/or

                        (3) tape recording telephone instructions or retaining
                            a record of your electronic request.

                      We reserve the right to limit or prohibit telephone and Internet transactions.

                      We will delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that the Internet or our telephone system may
RELIABILITY           not always be available. Any computer system or telephone
                      system, whether it is ours, yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Service
                      Center.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give third parties the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the contract, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios and the management of the Portfolios share this position.

                      We have instituted procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

                      Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf; and

                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.

                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;

                        (2) passwords and encrypted information;

                        (3) additional owner verification when appropriate; and

                        (4) recorded conversations.

                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON       The Separate Account does not accommodate frequent
FREQUENT              transfers of Contract Value among Subaccounts. When
TRANSFERS             owners or someone on their behalf submit requests to
                      transfer all or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest. Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the contracts (such as Annuitants and beneficiaries) may be harmed.

                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described above in "Transfers Among The Subaccounts." This policy requires contract owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (so-called "time-zone" arbitrage in particular) that rely on "same-day" processing of transfer requests.

                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfer requests may not be restrictive enough to deter owners seeking to engage in abusive market timing strategies.

                      We may revise our frequent Subaccount transfer policy and related procedures, in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the contracts, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the contract level that discriminates among owners, however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your contract.

                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the contracts should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the

                      Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us and we will credit the amount to the contract owner as of the Valuation Day of our receipt of that amount. You may realize a loss if the unit value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

                      We apply our policies and procedures without exception, waiver, or special arrangement.

DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING             systematically transfer on a monthly or quarterly basis a
PROGRAM               set dollar amount from the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund and/or the
                      Guarantee Account to any combination of other Subaccounts
                      (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the contract).
                      The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase
                      Accumulation Units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program:

                        (1) by electing it on your application;

                        (2) by contacting an authorized sales representative; or

                        (3) by calling us at (800) 313-5282.

                      To use the program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund and/or interest rate guarantee period with each transfer.

                      The Dollar Cost Averaging program will begin 30 days after we receive all required forms with your instructions and any necessary purchase payment, unless we allow an earlier date. We will discontinue your participation in the Dollar Cost Averaging program:

                         . on the business day we receive your request to
                           discontinue the program in writing or by telephone (assuming we have your telephone authorization form on file); or

                         . when the assets in the Subaccount investing in the
                           GE Investments Fund, Inc. -- Money Market Fund and/or interest rate guarantee period from which transfers are being made are depleted.

                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. The Guarantee Account may not be available in all markets. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      We also reserve the right to credit a higher rate of interest on purchase payments allocated to the Guarantee Account that participate in the Dollar Cost Averaging program. We refer to this higher rate of interest as Enhanced Dollar Cost Averaging. The Dollar Cost Averaging program and/or Enhanced Dollar Cost Averaging program may not be available in all markets or through all broker-dealers who sell the contracts. If you terminate the Dollar Cost Averaging program prior to the depletion of assets from the Guarantee Account, we have the right to credit the remaining assets in the Guarantee Account the current interest rate being credited to all other Guarantee Account assets not participating in the Enhanced Dollar Cost Averaging program as of that Valuation Day. In addition, for contracts issued on or after the later of September 2, 2003, or the date on which New York state insurance authorities approve applicable contract modifications, if you terminate your Dollar Cost Averaging program prior to the depletion of assets in the Guarantee Account, we may limit the amount that may be allocated to the Guarantee Account. If we exercise this right, we guarantee the amount limited will be the same as the amount limited for those contracts not participating in a Dollar Cost Averaging program as of the date you terminate your Dollar Cost Averaging program.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge or for calculating the minimum number of transfers we may allow in a calendar year via the Internet, telephone, or facsimile.

                      We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason. We also reserve the right to prohibit participation in Dollar Cost Averaging and Systematic Withdrawals at the same time.

                      Dollar Cost Averaging is not available if you have elected the Payment Protection Rider and you are allocating assets in accordance with the prescribed Investment Strategy.

                      Owners considering participating in a Dollar Cost Averaging program should call (800) 313-5282 or an authorized sales representative to verify the availability of Dollar Cost Averaging.

PORTFOLIO             Once your purchase payment has been allocated among the
REBALANCING           Subaccounts, the performance of each Subaccount may cause
PROGRAM               your allocation to shift. You may instruct us to
                      automatically rebalance on a quarterly, semi-annual or annual basis your assets among the Subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages. The program does not include allocations to the Guarantee Account. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing form. You may not participate in the Portfolio Rebalancing program if you have elected the Payment Protection Rider and you are allocating assets in accordance with the prescribed
                      Investment Strategy.

                      Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to our Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue Portfolio Rebalancing. There is no additional charge for using Portfolio Rebalancing, and we do not consider Portfolio Rebalancing a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year via the Internet, telephone or facsimile. We reserve the right to discontinue or modify the Portfolio Rebalancing Program at any time and for any reason. We also reserve the right to exclude specific Subaccounts from Portfolio Rebalancing. We will discontinue your participation in Portfolio Rebalancing if:

                         . you elected the Payment Protection Rider at the time
                           of application; and

                         . you reset your benefit by reallocating assets in
                           accordance with a prescribed Investment Strategy following a period of allocating assets outside of the prescribed Investment Strategy.

                      We will discontinue your participation as of the Valuation Day the reset occurs. Portfolio Rebalancing does not assure a profit or protect against a loss.

GUARANTEE             You may instruct us to transfer interest earned on your
ACCOUNT               assets in the Guarantee Account (if available) to the
INTEREST SWEEP        Subaccounts to which you are allocating purchase
PROGRAM               payments, in accordance with your allocation instructions
                      in effect on the date of the transfer any time before the Annuity Commencement Date. You must specify the frequency of the transfers (either monthly, quarterly, semi-annually, or annually).

                      The minimum amount in the Guarantee Account required to elect this option is $1,000, but may be reduced at our discretion. The transfers under this program will take place on the last calendar day of each period.

                      You may participate in the interest sweep program at the same time you participate in either the Dollar Cost Averaging program or the Portfolio Rebalancing program. If any interest sweep transfer is scheduled for the same day as a Portfolio Rebalancing transfer, we will process the interest sweep transfer first.

                      We may limit the amount you may transfer from the Guarantee Account to the Subaccounts for any particular allocation. See the "Transfers" provision in this prospectus. We will not process an interest sweep transfer if that transfer would exceed the amount permitted to be transferred.

                      You may cancel your participation in the interest sweep program at any time by writing or calling our Service Center at the address or telephone number listed on page 1 of this prospectus. We will automatically cancel your participation in the program if your assets in the Guarantee Account are less than $1,000 or such lower amount as we may determine. You may not participate in the Guarantee Account Interest Sweep program if you have elected the Payment Protection Rider and you are allocating assets in accordance with the prescribed Investment Strategy. We will discontinue your participation in the Guarantee Account Interest Sweep program if:

                         . You elected the Payment Protection Rider at the time
                           of application; and

                         . You reset your benefit by reallocating assets in
                           accordance with a prescribed Investment Strategy following a period of allocating assets outside the prescribed Investment Strategy.

                      There is no additional charge for the interest sweep program. We do not consider interest sweep transfers a transfer for purposes of assessing a transfer charge or for calculating the maximum number of transfers permitted in a calendar year. The interest sweep program does not assure a profit or protect against a loss.

Surrenders and Partial Withdrawals

SURRENDERS AND        We will allow you to surrender your contract or to
PARTIAL               withdraw a portion of your Contract Value at any time
WITHDRAWALS           before the Annuity Commencement Date upon your written
                      request, subject to the conditions discussed below.

                      We will not permit a partial withdrawal that is less than $100 or a partial withdrawal that would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

                      The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

                        (1) the Contract Value (after deduction of any charge
                            for the optional rider(s) and annual contract charge, if applicable) on the Valuation Day we receive a request for surrender; less

                        (2) any applicable surrender charge; less

                        (3) any applicable premium tax.

                      We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

                      If you are taking a partial withdrawal, you may indicate, in writing, electronically, or by calling our Service Center, from which Subaccounts or interest rate guarantee periods we are to take your partial withdrawal. If you do not so specify, we will deduct the amount of the partial withdrawal first from the Subaccounts on a pro-rata basis, in proportion to your assets in the Separate Account. We will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time. If you elect the Payment Protection Rider and take a partial withdrawal, we will rebalance Contract Value to the Subaccounts in accordance with the allocation of Contract Value in effect prior to the partial withdrawal, unless you instruct us otherwise. If, after a partial withdrawal and such instructions, your Contract Value is not allocated in accordance with the prescribed Investment Strategy, the benefit you receive under the rider may be reduced. When taking a partial withdrawal, any applicable surrender charges and/or applicable premium tax will be taken from the amount withdrawn, unless otherwise requested.

                      We will delay making a payment if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

                      For contracts issued on or after the later of September 2, 2003, or the date on which New York state insurance authorities approve applicable contract modifications, partial withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account (see the "Guarantee Account" provision in this prospectus).

                      Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable surrender charges and premium taxes assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision in this prospectus.

                      Partial withdrawals and surrenders may also be subject to income tax and, if taken prior to age 59 1/2, a 10% additional IRS penalty tax. See the "Federal Tax Matters" provision in this prospectus.

SYSTEMATIC            The Systematic Withdrawal program allows you to take
WITHDRAWAL            Systematic Withdrawals of a specified dollar amount (in
PROGRAM               equal installments of at least $100) on a monthly,
                      quarterly, semi-annual or annual basis. Your payments can begin at any time after 30 days from the date your contract is issued (unless we allow an earlier date). To participate in the program, your Contract Value must initially be at least $5,000 and you must complete our Systematic Withdrawal form. You can obtain the form from an authorized sales representative or our Service Center.

                      Your Systematic Withdrawals in a contract year may not exceed the amount which is not subject to a surrender charge. See the "Surrender Charge" provision. We will deduct the Systematic Withdrawal amounts first from any gain in the contract and then from purchase payments made. You may provide specific instructions as to the Subaccounts and/or interest rate guarantee periods from which we are to take the

                      Systematic Withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by cancelling Accumulation Units on a pro-rata basis from all of the Subaccounts in which you have an interest. To the extent that your assets in the Separate Account are not sufficient to accomplish the withdrawal, we will take the remaining amount of the withdrawal from any assets you have in the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including interest credited to such amounts) that have been in the Guarantee Account for the longest period of time.

                      After your Systematic Withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

                         . you may request only one such change in a calendar
                           quarter; and

                         . if you did not elect the maximum amount you could
                           withdraw under this program at the time you elected the current series of Systematic Withdrawals, then you may increase the remaining payments up to the maximum amount.

                      A Systematic Withdrawal program will terminate automatically when a Systematic Withdrawal would cause the remaining Contract Value to be less than $1,000. If a Systematic Withdrawal would cause the Contract Value to be less than $1,000, then we will not process that Systematic Withdrawal transaction. If any of your Systematic Withdrawals would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. You may discontinue Systematic Withdrawals at any time by notifying us in writing at our Service Center or by telephone. You may request that we pay any remaining payments in a lump sum. See the "Requesting Payments" provision in this prospectus.

                      Each Systematic Withdrawal is subject to Federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% IRS penalty tax on Systematic Withdrawals if you are under age 59 1/2 at the time of the withdrawal.

                      Both partial withdrawals at your specific request and withdrawals under a Systematic Withdrawal program will count toward the limit of the amount that you may withdraw in any contract year free under the free withdrawal privilege. See the "Surrender Charge" provision in this prospectus. Your Systematic Withdrawal amount may be affected if you take an additional partial withdrawal.

                      Systematic Withdrawals will reduce your death benefit by the proportion that each Systematic Withdrawal (including any applicable surrender charges and premium taxes assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision in this prospectus.

                      For contracts issued on or after September 2, 2003, or the date on which New York state insurance authorities approve applicable contract modifications, taking Systematic Withdrawals from the Subaccounts may further reduce or restrict the amount that may be allocated to the Guarantee Account. See the "Guarantee Account" provision in this prospectus.

                      There is no charge for participation in the Systematic Withdrawal program, however, we reserve the right to prohibit participation in Systematic Withdrawal and Dollar Cost Averaging programs at the same time. We also reserve the right to discontinue and/or modify the Systematic Withdrawal program upon 30 days written notice to owners.

Death of Owner and/or Annuitant



DISTRIBUTION          In certain circumstances, Federal tax law requires that
PROVISIONS UPON       distributions be made under this contract. Except as
DEATH OF OWNER        described below in the "Distribution Rules" provision, a
OR JOINT OWNER        distribution is required at the first death of:

                        (1) an owner or joint owner; or

                        (2) the Annuitant or joint Annuitant, if any owner or
                            joint owner is a non-natural entity.

                      The amount of proceeds payable upon the death of an owner or joint owner (or the Annuitant or Joint Annuitant if an owner or joint owner is a non-natural entity) and the methods available for distributing such proceeds are also described in the provision below.

                      If any owner or joint owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day as of which we have receipt of request for surrender or choice of applicable payment options, due proof of death and any required forms at our Service Center.

DEATH BENEFIT         If any Annuitant dies before income payments begin,
AT DEATH OF           regardless of whether the Annuitant is also an owner or
ANY ANNUITANT         joint owner, the amount of proceeds payable is the death
BEFORE ANNUITY        benefit. Upon receipt of due proof of an Annuitant's
COMMENCEMENT          death and all required forms (generally, due proof of
DATE                  death is a certified copy of the death certificate or a
                      certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in the prospectus.

                      The death benefit choices we offer are:

                        (1) the Basic Death Benefit; and

                        (2) the Annual Step-Up Death Benefit Rider Option.

                      We automatically provide the Basic Death Benefit to you. The Annual Step-Up Death Benefit Rider Option is available to you for an additional charge and must be elected at the time of application.

                      The death benefit varies based on:

                        (1) the Annuitant's age on the date the contract is
                            issued;

                        (2) the Annuitant's age on the date of his or her death;

                        (3) the number of contract years that elapse from the
                            date the contract is issued until the date of the Annuitant's death; and

                        (4) whether any premium taxes are due at the time the
                            death benefit is paid.

                      The Basic Death Benefit available for all contracts issued is equal to the greater of:

                        (a) purchase payments adjusted for any partial
                            withdrawals and any applicable premium tax, calculated as of the Valuation Day we receive due proof of death and all required forms; and

                        (b) the Contract Value on the Valuation Day we receive
                            due proof of death and all required forms.

                      Partial withdrawals reduce the death benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any premium tax assessed) reduces your Contract Value.

                      Please see Appendix A for an example of the Basic Death Benefit calculation.

ANNUAL STEP-UP        The Annual Step-Up Death Benefit Rider adds an extra
DEATH BENEFIT         feature to the Basic Death Benefit. Under the Annual
RIDER OPTION          Step-Up Death Benefit Rider, the amount of death benefit
                      proceeds we will pay upon receipt of due proof of death of any Annuitant and all required forms at our Service
                      Center will be the greater of:

                         . the Basic Death Benefit; and

                         . the Annual Step-Up Death Benefit Rider Option
                           described below.

                      The following is the Annual Step-Up Death Benefit if all Annuitant(s) are age 80 or younger on the date the contract is issued:

                      The Annual Step-Up Death Benefit on the Contract Date is the initial purchase payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the later of the fifth contract anniversary and the contract anniversary next following or coincident with the 80th birthday of the older Annuitant and on the Valuation Day which we receive due proof of death and all required forms at our Service Center. At each reset date, the Annual Step-Up Death Benefit equals the greater of
                      (a) and (b) where:

                        (a) is the Contract Value; and

                        (b) is the Annual Step-Up Death Benefit on the last
                            reset date, plus purchase payments made since the last reset date, adjusted for any partial withdrawals taken and premium taxes paid since the last reset date.

                      Partial withdrawals reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and premium tax assessed) reduces the Contract Value.

                      The following is the Annual Step-Up Death Benefit if any Annuitant is older than age 80 on the date the contract is issued:

                      The Annual Step-Up Death Benefit on the Contract Date is the initial purchase payment. The Annual Step-Up Death Benefit will be reset on each contract anniversary, up to and including the contract anniversary next following or coincident with the 85th birthday of the older Annuitant and on the Valuation Day which we receive due proof of death and all required forms at our Service Center. At each reset date, the Annual Step-Up Death Benefit equals the greater of (a) and (b) where:

                        (a) is the Contract Value; and

                        (b) is the Annual Step-Up Death Benefit on the last
                            reset date, plus purchase payments made since the last reset date, adjusted for any partial withdrawals taken and premium taxes paid since the last reset date.

                      Partial withdrawals reduce the Annual Step-Up Death Benefit proportionally by the same percentage that the partial withdrawal (including any applicable surrender charges and any applicable premium tax assessed) reduces the Contract Value.

                      You may only elect the Annual Step-Up Death Benefit Rider Option at the time of application. Once elected, it may not be terminated and it will remain in effect while this contract is in force until annuity payments begin. On the Annuity Commencement Date, this rider and its corresponding charge will terminate.

                      The Annual Step-Up Death Benefit Rider Option may not be available in all markets. We charge an additional amount for this benefit. This charge will not exceed an annual rate of 0.20% of your Contract Value at the time of the deduction. See the "Fee Tables" provision of this prospectus for additional information.

                      Please refer to Appendix A for an example of the calculation of the Annual Step-Up Death Benefit Rider Option.

TERMINATION OF        The Annual Step-Up Death Benefit Rider Option will
DEATH BENEFIT         terminate in the event that you assign or sell this
RIDER OPTION          contract, unless your contract is assigned or sold
WHEN CONTRACT         pursuant to a court order.
ASSIGNED OR SOLD

HOW TO CLAIM          At the death of:
PROCEEDS AND/OR
DEATH BENEFIT
PAYMENTS                (1) an owner or joint owner; or

                        (2) the Annuitant or joint Annuitant if the owner or
                            joint owner is a non-natural entity;

                      the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

                        (1) owner or joint owner;

                        (2) primary beneficiary;

                        (3) contingent beneficiary;

                        (4) owner's or joint owner's estate.

                      The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

                      We should be notified immediately by telephone upon the death of an owner, joint owner, Annuitant or Joint Annuitant. We have the right to request that all notifications of death be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted. Upon such notification of death, we will transfer all assets in the Separate Account to the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund until receipt of due proof of death and any required forms. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

                      Payment choices. The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices:

                        (1) receive the proceeds in a lump sum; or

                        (2) receive the proceeds over a period of five years
                            following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or his or her estate if no person or entity is named); or

                        (3) elect Optional Payment Plan (1) or (2) as described
                            in the Optional Payment Plans section. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan (1) is chosen, the period certain cannot exceed the designated beneficiary's life expectancy and if Optional Payment Plan (2) is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy; or

                        (4) if the designated beneficiary is the spouse of a
                            deceased owner, he or she may continue the contract as stated in the "Distribution Rules" provision.

                      If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Service Center, we will pay the proceeds over a period of five years following the date of death.

DISTRIBUTION          If the sole designated beneficiary is the surviving
RULES WHEN            spouse of the deceased owner, the surviving spouse may
DEATH OCCURS          elect to continue the contract with the surviving spouse
BEFORE INCOME         as the owner. If the deceased owner was also an Annuitant
PAYMENTS BEGIN        or joint Annuitant, the surviving spouse will
                      automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract in proportion to the amount as allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

                      If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed within five years of the date of death in accordance with payment choice (1) or (2), unless payment choice (3) is timely elected, in which case payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy.

DISTRIBUTION          After income payments begin, if an owner, joint owner,
RULES WHEN            Annuitant, or designated beneficiary dies while the
DEATH OCCURS          contract is in force, payments that are already being
AFTER INCOME          made under the contract will be made at least as rapidly
PAYMENTS BEGIN        as under the method of distribution in effect at the time
                      of death, notwithstanding any other provision of the contract.

Income Payments


                      The Annuity Commencement Date is the date income payments begin, provided the Annuitant is still living on that date. (Income payments may begin on a different date from the Payment Protection Plan(s) pursuant to the election of the Payment Protection Rider under the terms of that rider. See the "Payment Protection Rider" section of this provision.) An Annuity Commencement Date that occurs at an advanced age (e.g., past age 85), may in certain circumstances, have adverse income tax consequences. See the "Federal Tax Matters" provision of this prospectus. You may change the Annuity Commencement Date in one year increments up to the time income payments begin, to any date at least 10 years after the date of the last purchase payment and within one year of the last Annuity Commencement Date. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of joint Annuitants). To change the Annuity Commencement Date, send written notice to our Service Center before the Annuity Commencement Date then in effect. We reserve the right to establish a maximum Annuity Commencement Date. If you change the Annuity Commencement Date, the Annuity Commencement Date will then mean the new Annuity Commencement Date you selected. Contracts issued to qualified retirement plans provide for income payments to start at the date and under the option specified by the plan.

                      We will pay a monthly income benefit to the owner beginning on the Annuity Commencement Date provided the Annuitant(s) is still living. Unless you have elected the Payment Protection Rider and you have elected to take income payments under the rider, we will pay the monthly income benefit in the form of Life Income with 10 Years Certain plan or a Joint Life and Survivor Income with 10 Years Certain plan variable income payments, using the gender (where appropriate) and settlement age of the Annuitant instead of the payee, unless you make another election as described below. If you elected the Payment Protection Rider and you have elected to take income payments under the rider, we will pay monthly income over the life of the Annuitant(s). As described in your contract, the settlement age may be less than the Annuitant's age. This means that payments may be lower than they would have been without the adjustment. You may also choose to receive the the Surrender Value of your contract on the date immediately preceding the Annuity Commencement Date in a lump sum in which case we will cancel the contract. See the "Requesting Payments" provision in this prospectus.

                      Payments will continue for the life of the Annuitant under the Life Income with 10 Years Certain plan, if he or she lives longer than 10 years. If the Annuitant dies before the end of 10 years, we will discount the remaining payments for the 10 year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in a lump sum.

                      Payments will continue for the life of the Surviving Annuitant under the Joint Life and Survivor Life with 10 Years Certain plan, if any Annuitant lives longer than 10 years. If both Annuitants die before the end of 10 years, the remaining payments for the 10 year period will be discounted at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay the discounted amount in a lump sum.

                      The contract provides optional forms of annuity payments, each of which is payable on a fixed basis. Optional Payment Plan 1 and Optional Payment Plan 5 also are available on a variable basis.

                      If you elect fixed income payments, the guaranteed amount payable will be computed using interest at a minimum rate of 3% compounded yearly. We may increase the interest rate, which will increase the amount we pay to you or the payee.

                      If you elect variable income payments, the dollar amount of the first variable income payment will depend on the annuity purchase rates described in your contract for the optional payment plan you choose. These rates vary based on the Annuitant's settlement age and if applicable, gender, and if applicable, upon the settlement age and gender of a second person you designate (if applicable). Under such tables, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable income payment will be. After your first income payment, the dollar amount of your income payments will vary based on the investment performance of the Subaccount(s) in which you invest and the contract's assumed interest rate.

                      The assumed interest rate is an assumption we make regarding the investment performance of the Portfolios you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 3%, then the dollar amount of your income payment will increase.

                      We will make income payments monthly unless you elect to receive payments quarterly, semi-annually or annually. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the Surrender Value in a lump sum. See the "Requesting Payments" provision in this prospectus. Upon making such a payment, we will have no future obligation under the contract.

                      The amount of your income payments will depend on four things:

                         . your Surrender Value on the Valuation Day
                           immediately preceeding your Annuity Commencement
                           Date;

                         . the settlement age on the Annuity Commencement Date,
                           and if applicable, the gender of the Annuitant(s);

                         . the specific payment plan you choose; and

                         . if you elect variable income payments, the
                           investment performance of the Portfolios selected.

                      As provided in your contract, we may adjust the age used to determine income payments, and we may deduct premium taxes from your payments.

OPTIONAL              The following optional payment plans are available under
PAYMENT PLANS         the contract unless you have fully annuitized under the
                      Payment Protection Rider:

                          Plan 1 -- Life Income with Period Certain. This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 2 -- Income for a Fixed Period. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. This option provides periodic payments of a definite amount to be paid. Payments can be made annually, semi-annually, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 4 -- Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be made annually, semi-annually, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in a lump sum to the payee's estate, unless otherwise provided. This plan is not available to contracts issued as Qualified Contracts.

                          Plan 5 -- Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the survivor's estate unless otherwise provided.

                      If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the Annuity Commencement Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

                      All payments under Optional Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Service Center. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plan 2, Optional Payment Plan 3 or Optional Payment Plan 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within seven days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional Payment Plan 2, Optional Payment Plan 3 or Optional Payment Plan 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within seven days, however, some states require us to reserve the right to defer payments from the Guarantee Account for up to six months from the date we receive the request for payment.

VARIABLE              The monthly amount of your first variable income payment
INCOME                will equal your Surrender Value on the Valuation Day
PAYMENTS              immediately preceeding your Annuity Commencement Date,
                      multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

                      On the Annuity Commencement Date, we determine the number of Annuity Units for each Subaccount. This number will not change unless you make a transfer. On the Annuity Commencement Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount multiplied by the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Annuity Commencement Date.

                      Following the Annuity Commencement Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

                        (a) is the net investment factor for the Valuation
                            Period for which we are calculating the Annuity Unit value; and

                        (b) is an assumed interest rate factor equal to
                            .99991902 raised to a power equal to the number of days in the Valuation Period.

                      The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

TRANSFERS             If we are making variable income payments, the payee may
AFTER THE             change the Subaccounts from which we are making the
ANNUITY               payments three times each calendar year. If you elect the
COMMENCEMENT          Payment Protection Rider, the benefits you receive under
DATE                  such rider may be reduced if, after a transfer, your
                      assets (Annuity Units) are not allocated in accordance with the prescribed Investment Strategy. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Service
                      Center. However, we reserve the right to limit the number of transfers if necessary for the contract to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Subaccounts that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Annuity Unit values. If the number of Annuity Units remaining in a Subaccount after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer. We will not allow a transfer into any Subaccount unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payments as of the date of the transfer will not be affected by the transfer. We will not charge for transfers made after the Annuity Commencement Date.

                      We do not permit transfers between the Subaccounts and the Guarantee Account after the Annuity Commencement Date. We also do not permit transfers in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period.

PAYMENT               The Payment Protection Rider Option provides for a
PROTECTION RIDER      guaranteed income benefit that is based on the amount of
                      purchase payments you make to your contract. Under the rider, you will receive a series of monthly income payments (a "Payment Protection Plan") determined on the date you elect to take such payments (the "Income Start
                      Date"). If you meet the conditions of the rider, as discussed more fully below, the amount of your monthly income payment, for each Payment Protection Plan, will have a guaranteed payment floor, and the guaranteed payment floor will not vary based on the market performance of the Subaccounts in which your assets are allocated. In addition, you will be eligible to receive at least the value of your purchase payments in monthly income or additional death proceeds, even if your Contract Value reduces to zero.

                      The Payment Protection Rider Option may not be available in all markets. This rider may be referred to as the "GE Principal Protection Advantage/SM/" in our marketing materials. We reserve the right to discontinue offering the Payment Protection Rider Option at any time and for any reason. If you wish to elect this rider, you must do so at the time of application.

INVESTMENT STRATEGY   In order to receive the full benefit provided by this
                      rider, you must invest all purchase payments and allocations in accordance with a prescribed Investment
                      Strategy. If you do not allocate all assets in accordance with the prescribed Investment Strategy, your benefit will be reduced by 50%. Even if your benefit is reduced, you will continue to pay the full amount charged for the rider.

                      Investment Strategies may change from time to time. You may allocate your assets in accordance with your Investment Strategy prescribed at the time the contract was issued, or in accordance with the Investment Strategy in effect at the time you reset your benefit. Therefore, you may have assets allocated to an Investment Strategy that is different than the Investment Strategy described in this prospectus. In addition, if you are taking income payments and still have Contract Value in the contract, you may have assets allocated to different Investment Strategies. Your ability to choose different Investment Strategies is limited, as described below.

                      The Investment Strategy includes specific Designated Subaccounts, as well as an Asset Allocation Model. The current Investment Strategy is as follows:

                        (1) owners may allocate assets to the following
                            Designated Subaccounts:

                            Fidelity Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio --Service Class 2;

                            Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares;

                            GE Investments Funds, Inc. -- Total Return Fund;

                            Janus Aspen Series -- Balanced Portfolio -- Service Shares;

                            MFS(R) Variable Insurance Trust -- MFS(R) Total Return Series -- Service Class Shares;

                            Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA --Service Shares; and/or

                            Salomon Brothers Variable Series Funds
                            Inc -- Salomon Brothers Variable Total Return Fund -- Class II; and or

                        (2) owners may allocate assets in accordance with the
                            following Asset Allocation Model (when allocating to the model, one or more available Portfolios may be used as long as allocated assets equal the percentages prescribed):

   CATEGORY         PERCENTAGE               AVAILABLE SUBACCOUNTS
   -----------------------------------------------------------------------------
   LARGE CAP GROWTH    11%     AIM Variable Insurance Funds -- AIM V.I.
                                 Premier Equity Fund -- Series I shares
                               AllianceBernstein Variable Products Series
                                 Fund, Inc. -- AllianceBernstein Large Cap
                                 Growth Portfolio -- Class B (formerly,
                                 AllianceBernstein Premier Growth Portfolio)
                               Fidelity Variable Insurance Products Fund -- VIP
                                 Growth Portfolio -- Service Class 2
                               Greenwich Street Series Fund -- Salomon
                                 Brothers Variable Aggressive Growth Fund --
                                 Class II
                               MFS(R) Variable Insurance Trust -- MFS(R)
                                 Investors Growth Stock Series -- Service
                                 Class Shares
                               Nations Separate Account Trust -- Nations
                                 Marsico Growth Portfolio
                               The Prudential Series Fund, Inc. -- Jennison
                                 Portfolio -- Class II
   -----------------------------------------------------------------------------
   LARGE CAP VALUE     18%     AIM Variable Insurance Funds -- AIM V.I. Basic
                                 Value Fund -- Series II shares
                               AllianceBernstein Variable Products Series
                                 Fund, Inc. -- AllianceBernstein Growth and
                                 Income Portfolio -- Class B
                               FAM Variable Series Funds, Inc. -- Mercury
                                 Basic Value V.I. Fund -- Class III Shares
                                 (formerly, Merrill Lynch Variable Series Funds,
                                 Inc. -- Merrill Lynch Basic Value V.I. Fund)
                               Fidelity Variable Insurance Products Fund -- VIP
                                 Equity-Income Portfolio -- Service Class 2
                               Salomon Brothers Variable Series Funds Inc --
                                 Salomon Brothers Variable All Cap Fund --
                                 Class II
                               Van Kampen Life Investment Trust -- Comstock
                                 Portfolio -- Class II Shares
   -----------------------------------------------------------------------------
   MID CAP              8%     Fidelity Variable Insurance Products Fund -- VIP
                                 Mid Cap Portfolio -- Service Class 2
                               GE Investments Funds, Inc. -- Mid-Cap Equity
                                 Fund (formerly, Mid-Cap Value Equity Fund)
                               Goldman Sachs Variable Insurance Trust --
                                 Goldman Sachs Mid Cap Value Fund
   -----------------------------------------------------------------------------

    CATEGORY         PERCENTAGE              AVAILABLE SUBACCOUNTS
    ----------------------------------------------------------------------------
    SMALL CAP            7%     FAM Variable Series Funds, Inc. -- Mercury
                                  Value Opportunities V.I. Fund -- Class III
                                  Shares (formerly, Merrill Lynch Variable
                                  Series Funds, Inc. -- Merrill Lynch Value
                                  Opportunities V.I. Fund)
                                GE Investments Funds, Inc. -- Small-Cap Value
                                  Equity Fund
                                MFS(R) Variable Insurance Trust -- MFS(R) New
                                  Discovery Series -- Service Class Shares
                                Oppenheimer Variable Account Funds --
                                  Oppenheimer Main Street Small Cap Fund/
                                  VA -- Service Shares
    ----------------------------------------------------------------------------
    INTERNATIONAL       15%     AIM Variable Insurance Funds -- AIM V.I.
                                  International Growth Fund -- Series II shares
                                AllianceBernstein Variable Products Series
                                  Fund, Inc. -- AllianceBernstein International
                                  Value Portfolio  -- Class B
                                Nations Separate Account Trust -- Nations
                                  Marsico International Opportunities Portfolio
    ----------------------------------------------------------------------------
    HIGH-YIELD           4%     Federated Insurance Series -- Federated High
                                  Income Bond Fund II -- Service Shares
                                PIMCO Variable Insurance Trust -- High Yield
                                  Portfolio -- Administrative Class Shares
    ----------------------------------------------------------------------------
    BONDS               10%     American Century Variable Portfolios II, Inc. --
                                  VP Inflation Protection Fund -- Class II
                                GE Investments Funds, Inc. -- Income Fund
                                PIMCO Variable Insurance Trust -- Long-Term
                                  U.S. Government Portfolio -- Administrative
                                  Class Shares
                                PIMCO Variable Insurance Trust -- Total Return
                                  Portfolio -- Administrative Class Shares
    ----------------------------------------------------------------------------
    SHORT-TERM BONDS    18%     PIMCO Variable Insurance Trust -- Low
                                  Duration Portfolio -- Administrative Class
                                  Shares
    ----------------------------------------------------------------------------
    CASH EQUIVALENTS     9%     GE Investments Funds, Inc. -- Money Market
                                  Fund
    ----------------------------------------------------------------------------

                      Shares of a Portfolio may become unavailable under the contract for new purchase payments, transfers, and asset rebalancing. As a result, shares of a Portfolio may also become unavailable under your Investment Strategy. Investment Strategies may be modified to respond to such events by removing unavailable Portfolios and adding new Portfolios (and Subaccounts) as appropriate. Because such changes may affect your allocation instructions and asset rebalancing, you will need to provide updated allocation instructions to comply with the modified Investment Strategy. If you do not provide updated instructions and thereafter your assets are not allocated or invested in accordance with the modified Investment Strategy, your benefit under the rider will be reduced by 50%.

Prior to the          If you choose to allocate Contract Value to the
Income Start          Designated Subaccounts option, you must specify the
Date -- Allocation    percentage to invest in each Designated Subaccount. If
of Contract Value     you choose to allocate Contract Value to the Asset
                      Allocation Model option, any percentage of Contract Value invested must first be divided into categories in accordance with the percentages shown above. Within each category, you must then specify the percentage of assets to allocate in one or more of the available Subaccounts.

                      On a monthly basis, we will rebalance your Contract Value to the Subaccounts in accordance with the percentages that you have chosen. In addition, on any Valuation Day after any transaction involving a withdrawal, receipt of a purchase payment or a transfer of Contract Value, we will rebalance Contract Value to the Subaccounts in accordance with the percentages that you have chosen, unless you instruct us otherwise.

                      If you choose to allocate Contract Value without following the prescribed Investment Strategy, your benefit base will be reduced by 50% and the benefits you are eligible for under the rider will be reduced. At least 15 days prior to your next contract anniversary, you may elect to participate in the prescribed Investment Strategy available that time, provided we receive written notice of your election at our Home Office. If you elect to participate in the Investment Strategy, your benefit base will be reset to your Contract Value as of that contract anniversary. At that time, the charge for this rider will also be reset. The new charge, which may be higher than your previous charge, is guaranteed not to exceed an annual rate of 1.00%.

On or After the       If, on the Income Start Date, you are allocating assets
Income Start          in accordance with the prescribed Investment Strategy and
Date --               you later choose to allocate the value of Annuity Units
Allocation of         without following the Investment Strategy, your income
the Value of          base will be reduced by 50% and the benefits you are
Annuity Units         eligible to receive under the rider will be reduced.
                      However, if your benefit base was reduced due to not following the Investment Strategy and then not reset before your Income Start Date, this adjustment does not apply.

                      On a monthly basis, we will rebalance the value of Annuity Units to the Subaccounts in accordance with the percentages that you have chosen.

BENEFIT BASE AND      Benefit base is used to calculate income base. Income
INCOME BASE           base is used to calculate the guaranteed amount of
                      monthly income for a Payment Protection Plan. Income base is also used to calculate any additional death proceeds.
                      If benefit base or income base is reduced, the benefits you are eligible for under this rider also will be reduced.

                      The initial benefit base is equal to the sum of all purchase payments received on the Contract Date. The benefit base remains in effect until adjusted as described below.

                      If you have allocated assets in accordance with the prescribed Investment Strategy from the later of the Contract Date and the date on which benefit base was reset, any additional purchase payments applied will be added to the benefit base on the prior Valuation Day.

                      If your benefit base was reduced due to not following the Investment Strategy and then not reset on your next contract anniversary, any additional purchase payments applied will be reduced by 50%, and then will be added to the benefit base on the prior Valuation Day.

                      We reserve the right to exclude additional purchase payments from being applied to the benefit base. We will provide you with 30-days prior written notice if we exercise the right to exclude additional purchase payments.

                      All withdrawals, including any surrender charges and any premium tax assessed, reduce the benefit base. The new benefit base is equal to (a) multiplied by (b) divided by
                      (c), where:

                        (a) is the benefit base on the prior Valuation Day,
                            adjusted for any additional purchase payments received;

                        (b) is the Contract Value following the withdrawal; and

                        (c) is the Contract Value before the withdrawal.

                      On the Income Start Date, benefit base is converted to income base. Any withdrawal that occurs on the Income Start Date will be processed before benefit base is converted to income base. If the portion of Contract Value applied to a Payment Protection Plan to provide for monthly income (the "Income Start Value") is equal to the total Contract Value, 100% of the benefit base is converted into income base. Otherwise only a portion of the benefit base is converted to income base. The new benefit base is equal to (a) multiplied by (b) divided by
                      (c), where:

                        (a) is the benefit base on the prior Valuation Day,
                            adjusted for any partial withdrawals;

                        (b) is the Contract Value following the conversion; and

                        (c) is the Contract Value before the conversion.

                      The following are examples of how the benefit base is calculated. These examples are based on purely hypothetical values and are not intended to depict investment performance of the contract.

                        Full Conversion of Benefit Base to Income Base

                        Initial purchase payment = $100,000
                        Benefit base on the prior Valuation Day = $100,000 Contract Value before conversion = $125,000
                        Income Start Value = $125,000
                        Income base = $100,000

                        Partial Conversion of Benefit Base to Income Base -- Up Market

                        Initial purchase payment = $100,000
                        Benefit base on the prior Valuation Day = $100,000 Contract Value before conversion = $125,000
                        Income Start Value = Contract Value converted (as chosen by the owner) = $50,000
                        Contract Value following conversion = $75,000 Benefit base following conversion = $100,000 x $75,000/$125,000 = $60,000
                        Income base = $100,000 x $50,000/$125,000 = $40,000

                        Partial Conversion of Benefit Base to Income Base -- Down Market

                        Initial purchase payment = $100,000
                        Initial benefit base on the prior Valuation Day =
                        $100,000
                        Contract Value before conversion = $80,000
                        Income Start Value = Contract Value converted (as chosen by the owner) = $50,000
                        Contract Value following conversion = $30,000 Benefit base following conversion = $100,000 x $30,000/$80,000 = $37,500
                        Income base = $100,000 x $50,000/$80,000 = $62,500

                      The income base allocated to each Payment Protection Plan is equal to (a) multiplied by (b) divided by (c), where:

                        (a) is the benefit base on the prior Valuation Day,
                            adjusted for partial withdrawals;

                        (b) is the Income Start Value; and

                        (c) is the Contract Value before the conversion of
                            benefit base to income base.

Reset of Benefit      You may choose to reset your benefit base on any contract
Base                  anniversary. If you do, as of that date (or if that date
                      occurs on a day that is not a Valuation Day, on the next
                      Valuation Day), we will:

                         . reset the benefit base to your Contract Value;

                         . reset the charge for this rider (the new charge,
                           which may be higher than your previous charge, is guaranteed never to exceed an annual rate of 1.00%); and

                         . reset the Investment Strategy to the current
                           Investment Strategy.

                      You must wait at least 36 months after the last of any reset of your benefit base before you may begin your monthly income. If on any contract anniversary any Annuitant is older than age 85, you may not reset your benefit base.

MONTHLY INCOME        On the Income Start Date, we will begin making monthly
                      income payments. The Income Start Date must be a contract anniversary and must occur at least 36 months after the latest of the Contract Date, the last reset of benefit base, or the date the last purchase payment is received.
                      The Income Start Value will then be applied to a Payment
                      Protection Plan. Beginning on the Income Start Date, monthly income will be calculated annually as of the first Valuation Day of each annuity year. An annuity year is the one-year period beginning on the Income Start Date or on the annual anniversary of the Income Start Date. If the first day of an annuity year does not begin on a Valuation Day, the next Valuation Day will be used in calculating the monthly income for that annuity year.
                      Monthly income will not vary during an annuity year. The amount may increase or decrease from annuity year to annuity year.

                      Monthly income will be paid to you over the life of the Annuitant unless you elect otherwise. If you are receiving monthly income, your contract will be deemed to have reached its Annuity Commencement Date on the day your Contract Value equals zero. If Contract Value is greater than zero, you may elect to transfer monthly income within the contract on a pro rata basis to the investment options in which Contract Value is then allocated. If you have elected to transfer monthly income within the contract and Contract Value falls to zero, the transfers of monthly income will end and monthly income will be paid to you. In that event, your contract will be deemed to have reached its Annuity Commencement Date on the day your Contract Value equaled zero.

HOW INCOME PAYMENTS
ARE CALCULATED

Initial Income        The initial annual income amount for each Payment
Payment               Protection Plan is equal to (a) multiplied by (b), where:

                        (a) is the payment rate based upon the gender(s) and
                            settlement age(s) of the Annuitant(s) as shown in the rider, the Income Start Value and the income base as of the Income Start Date; and

                        (b) is the Income Start Value less any premium tax.

                      For purposes of this rider only, the payment rates are based on the Annuity 2000 Mortality Table, using an assumed interest rate of 3%.

                      The initial monthly income is the greater of the level income amount and the guaranteed payment floor. We determine the level income amount by applying the annual income amount to a 12-month, period certain, single payment immediate annuity.

                      The guaranteed payment floor is the guaranteed amount of each monthly income for a Payment Protection Plan. The guaranteed payment floor is equal to (a) multiplied by
                      (b) divided by (c), where:

                        (a) is the income base;

                        (b) is the guaranteed payment floor percentage for the
                            attained age of the single Annuitant or the younger of the Joint Annuitants on the Income Start Date; and

                        (c) is 12.

                      The subsequent annual income amounts under the applicable
Subsequent Income     Payment Protection Plan are determined by means of
Payments              Annuity Units. The amount of any subsequent annual income
                      amount may be greater or less than the initial payment.
                      We guarantee that each subsequent payment will not be affected by variations in mortality experience from the mortality assumptions on which the first payment is based. The number of Annuity Units is determined by dividing the portion of the initial annual income amount attributable to that Subaccount by the Annuity Unit value for that Subaccount as of the Income Start Date. The dollar amount of each subsequent annual income amount is the sum of the payments from each Subaccount. The payment is determined by multiplying your number of Annuity Units in each Subaccount by the Annuity Unit value for that Subaccount as of the Valuation Day each annuity year starts.

THE ADJUSTMENT        An adjustment account is established on the Income Start
ACCOUNT               Date. The adjustment account tracks the difference
                      between the level income amount and the guaranteed payment floor when the level income amount is less than the guaranteed payment floor. You will not receive monthly income above the guaranteed payment floor unless future performance of the underlying Subaccount(s) is sufficient to reduce the adjustment account to zero.
                      Therefore, poor long-term performance of the underlying
                      Subaccount(s) may result in monthly income equal to the guaranteed payment floor, even if the underlying
                      Subaccount(s) performs well in a particular year.

                      The adjustment account tracks the owner's obligation to repay amounts greater than the level income amount from future earnings of the contract. The rider benefits have not been irrevocably conferred upon the owner but, instead, a matching liability on the owner's part has been established through the adjustment account. There are two ways for this liability to be extinguished and reduce the adjustment account balance to zero. One is through repayment of the advanced amounts by future performance of the Subaccount(s). The other is through a contract provision that waives the payment of the obligation upon the death of the owner/Annuitant.

                      The adjustment account balance will increase if your level income amount is less than the guaranteed payment floor. Therefore, an adjustment account balance will be created the first year in which the level income amount is less than the guaranteed payment floor. The adjustment account balance will decrease if your level income amount is greater than the guaranteed payment floor. Your monthly income payment will be limited to the guaranteed payment floor until the balance of the adjustment account is zero. The value of the adjustment account will be the greater of (a) and (b), where:

                        (a) is zero; and

                        (b) is 12 times the guaranteed payment floor, minus 12
                            times the initial level income amount.

                      The actual monthly income in subsequent annuity years is the greater of (a) and (b), where:

                        (a) is the subsequent level income amount, minus any
                            value in the adjustment account as of the date the last monthly income was made divided by 12; and

                        (b) is the guaranteed payment floor.

                      For monthly income in subsequent annuity years, the value of the adjustment account will be the greater of (a) and
                      (b), where:

                        (a) is zero; and

                        (b) is the value of the adjustment account as of the
                            date that the last monthly income was made, plus 12 multiplied by the actual subsequent monthly income, minus 12 multiplied by the subsequent level income amount.

                      The following is an example of a monthly income calculation that demonstrates how the adjustment account works. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

                        Guaranteed Change in  Adjustment
         Annual  Level   Payment   Adjustment  Account    Monthly   Net Annual
 Annuity Income  Income   Floor     Account    Balance     Income   Investment
  Year   Amount  Amount (monthly)  (monthly)  (annually) (annually)   Return
 -----------------------------------------------------------------------------
    1    $12,000 $1,000   $1,100    $ 1,200     $1,200     $1,100       8.1%
    2     12,600  1,050    1,100        600      1,800      1,100       7.9%
    3     13,200  1,100    1,100          0      1,800      1,100       7.7%
    4     13,800  1,150    1,100       -600      1,200      1,100       7.5%
    5     14,400  1,200    1,100     -1,200          0      1,100       7.3%
    6     15,000  1,250    1,100          0          0      1,250       7.1%
    7     15,600  1,300    1,100          0          0      1,300     -20.8%
    8     12,000  1,000    1,100      1,200      1,200      1,100       8.0%
 -----------------------------------------------------------------------------

                         1. The income base is the converted benefit base and
                            is assumed to be $220,000.

                         2. The first annual income amount is calculated by
                            applying a rate based on the Annuity 2000 Table and 3% interest to the Income Start Value as of the Income Start Date. The net annual investment return prior to the Income Start Date is assumed to be -1.2%. This is a hypothetical return that allows illustration of the rider benefits when the level income amount is less than the guaranteed payment floor on the Income Start Date.

                         3. All subsequent annual income amounts are calculated
                            assuming hypothetical investment performance.

                         4. The level income amount is equal to the annual
                            income amount divided by 12.

                         5. The guaranteed payment floor is 6% of the income
                            base divided by 12.

                         6. The change in the adjustment account balance is
                            equal to the guaranteed payment floor minus the level income amount, multiplied by 12.

                         7. The adjustment account balance is the sum of the
                            changes in the adjustment account.

                         8. Monthly income is the greater of the level income
                            amount minus the prior adjustment account balance divided by 12, and the guaranteed payment floor.

                      On the Income Start Date, if any monthly income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual amount is less than $100, we will pay you annually.

DEATH PROVISIONS      The following provisions apply to the rider.

                      Special Distribution Rules When an Owner Dies Before Monthly Income Starts

                      Spousal Continuation -- If the designated beneficiary is a surviving spouse who elects to continue the contract as the new owner and Annuitant, this rider will continue at the current benefit base, rider charge and Investment Strategy. Regardless of whether monthly income had started, the preceding sentence will apply if Contract Value remains at the owner's death. On the next rider anniversary, the spouse may elect to reset the benefit base as described in the "Reset of Benefit Base" section above.

                      If the designated beneficiary is a surviving spouse who does not elect to continue the contract as the new owner or is a non-spouse, this rider will terminate and proceeds under the contract must be distributed within five years of death.

                      Special Distribution Rules When the Last Annuitant Dies On or After Monthly Income Starts

                      On the Income Start Date, the death benefit is adjusted. The new death benefit is (a) multiplied by (b) divided by
                      (c), where:

                        (a) is the death benefit prior to the conversion of
                            benefit base to income base;

                        (b) is the Contract Value after the conversion; and

                        (c) is the Contract Value before the conversion.

                      If the last surviving Annuitant dies after an Income Start Date, there may be additional death proceeds paid under this rider to the designated beneficiary in a lump sum. Under each Payment Protection Plan, the amount of any additional death proceeds will be the greater of (a) and (b), where:

                        (a) is (i) minus (ii), where:

                            (i) is the income base less any premium tax;

                           (ii) is the sum of all monthly income paid; and

                        (b) is zero.

WHEN THIS RIDER IS    The effective date of the rider is the Contract Date.
EFFECTIVE             This rider may not be terminated.


OWNERSHIP AND CHANGE  You may assign the benefits provided by the Payment
OF OWNERSHIP          Protection Rider. The Annuitant(s) will not change if you
                      assign the benefits. We must be notified in writing if you assign the benefits of the Payment Protection Rider.

                      If you marry after issue, you may add your spouse as a Joint Owner and Joint Annuitant or as a Joint Annuitant only, subject to Home Office approval.

                      For purposes of this rider:

                      . a non-natural owner must name an Annuitant and may name
                        a Joint Annuitant;

                      . a natural individual owner must also be an Annuitant;
                        and

                      . if there is only one natural owner, that owner may name
                        his or her spouse as a Joint Annuitant.

EXAMPLE The following example shows how the Payment Protection Rider works based on hypothetical values. It is not intended to depict investment performance of the contract. The example assumes that an owner purchases the contract with a male Annuitant, age 60, at the time of issue. In addition, the example assumes that:

                        (1) the owner purchases the contract for $100,000;

                        (2) the owner makes no additional purchase payments or
                            withdrawals;

                        (3) all Contract Value is allocated to the prescribed
                            Investment Strategy at all times;

                        (4) the contract earns a net return of 0%;

                        (5) the Income Start Date is the third contract
                            anniversary;

                        (6) the guaranteed payment floor percentage is 4%; and

                        (7) the 12-month, period certain, single payment
                            immediate annuity rate is 0%.

                      On the Income Start Date, Contract Value of $100,000 is converted to Income Start Value and benefit base of $100,000 is converted to income base.

                                                             Additional
                       Monthly                                 Death
                Annual  Level  Guaranteed                     Proceeds
        Annuity Income Income   Payment   Monthly Adjustment (Beginning
         Year   Amount Amount    Floor    Income   Account    of Year)
        ---------------------------------------------------------------
           1    $5,641  $470      $333     $470       $0      $100,000
           2     5,477   456       333      456        0        94,359
           3     5,317   443       333      443        0        88,882
           4     5,162   430       333      430        0        83,565
           5     5,012   418       333      418        0        78,403
        ---------------------------------------------------------------

                      The annual income amount for annuity year 1 is determined by multiplying the Income Start Value by a payment rate (in this example, $100,000 x .05641 = $5,641). The monthly level income amount is determined by dividing the annual income amount by 12. In this example, for annuity year 1, the monthly level income amount is $470 ($5,641 /
                      12). The guaranteed payment floor is determined by multiplying the income base by the guaranteed payment floor percentage and dividing that product by 12 (in this example -- ($100,000 x .04) / 12 = $333). Monthly income is the greater of the guaranteed payment floor and the monthly level income amount, which, for annuity year 1, is the greater of $333 and $470. The additional death benefit is the income base minus the sum of all monthly income paid.

TAX TREATMENT OF      Monthly income payments allocated to investment options
PAYMENT PROTECTION    under the contract and other transfers to investment
RIDER                 options are generally not subject to tax. However, if
                      monthly payments are to be paid to you and you subsequently direct that they be allocated to investment options under the contract, monthly income payments so allocated may continue to be subject to tax under certain circumstances. If monthly income payments are to be paid to you, you should consult a tax adviser before electing to have monthly income allocated to investment options under the contract.

                      Monthly income payments and other distributions you receive before the Annuity Commencement Date are subject to tax as partial withdrawals. If your contract is a Non-Qualified Contract, this means that you will pay tax at ordinary income tax rates on the amount you receive to the extent that your Contract Value before the monthly income payment exceeds your "investment in the contract," i.e., generally, the total of your purchase payments under the contract reduced by any amounts you previously received from the contract that you did not include in your income. (It is important to note that the taxation of each payment is determined based on the total Contract Value and total investment in the contract, not the value in a particular Payment Protection Plan or the purchase payments that may be considered to have been allocated to that Payment Protection Plan.) The Code imposes a higher rate of tax on ordinary income that it does on capital gains. Monthly income payments you receive before the Annuity

                      Commencement Date may also be subject to a penalty tax equal to 10% of the amount of such payments that are included in your gross income.

                      Monthly income payments you receive on or after the Annuity Commencement Date will be subject to tax as income payments. A portion of each payment will be treated as nontaxable recovery of your "investment in the contract" (see above) and the remainder will be taxed at ordinary income tax rates. We will notify you annually of the taxable amount of your income payments. Once you have recovered the total amount of your "investment in the contract," you will pay tax on the full amount of your income payments. If income payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

                      Persons intending to purchase the Payment Protection Rider in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      For further information on the tax treatment of partial withdrawals and income payments, see the "Federal Tax Matters" provision of this prospectus.

Federal Tax Matters



INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

                      This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF           This part of the discussion describes some of the Federal
NON-QUALIFIED         income tax rules applicable to Non-Qualified Contracts. A
CONTRACTS             Non-Qualified Contract is a contract not issued in
                      connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law generally does not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . the owner's right to choose particular investments
                           for a contract must be limited; and

                         . the contract's Annuity Commencement Date must not
                           occur near the end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the purchase payments paid for the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of each Portfolio in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

                      Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modifications be necessary to prevent an owner of the contract from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.

                      Age at which income payments must begin. Federal income tax rules do not expressly identify a particular age by which income payments must begin. However, those rules do require that an annuity contract provide for amortization, through income payments, of the contract's purchase payments and earnings. If income payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

                      Partial withdrawals and surrenders. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

                      Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

                      Your contract imposes charges relating to the death benefit, including any death benefit provided under an optional rider. It is possible that all or a portion of these charges could be treated as withdrawals from the contract.

                      In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial withdrawal from the contract.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a withdrawal of such amount or portion.

                      Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

                      Taxation of income payments. The Code imposes tax on a portion of each income payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your income payment.

                      Pursuant to the Code, you will pay tax on the full amount of your income payments once you have recovered the total amount of the "investment in the contract." If income payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

                      If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Optional Payment Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

                      Taxation of the death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, joint owner, or Annuitant (or joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

                      Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

                         . The death benefit is taxed in the same manner as an
                           income payment if received under an optional payment plan.

                         . If not received under an optional payment plan, the
                           death benefit is taxed in the same manner as a surrender or a partial withdrawal, depending on the manner in which the death benefit is paid.

                      Taxation of Death Benefit if Paid After the Annuity Commencement Date:

                         . The death benefit is includible in income to the
                           extent that it exceeds the unrecovered "investment in the contract."

                      Penalty taxes payable on partial withdrawals, surrenders, or income payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals and total surrenders or income payments that:

                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . are received on or after the death of an owner; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

                      It is uncertain whether Systematic Withdrawals will qualify for this last exception. If they do, any modification of the Systematic Withdrawals, including additional withdrawals apart from the Systematic Withdrawals, could result in certain adverse tax consequences. In addition, transfers among the Subaccounts may result in payments not qualifying for this exception.

                      Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an income payment, a surrender, or a partial withdrawal that you must include in income. For example:

                         . if you purchase a contract offered by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

                      The effects of such aggregation are not clear. However, it could affect:

                         . the amount of a surrender, a partial withdrawal or
                           an income payment that you must include in income;
                           and

                         . the amount that might be subject to the penalty tax.

SECTION 1035          Under Section 1035 of the Code, the exchange of one
EXCHANGES             annuity contract for another annuity contract generally
                      is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

                      Upon the death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

QUALIFIED             We also designed the contracts for use in connection with
RETIREMENT            certain types of retirement plans that receive favorable
PLANS                 treatment under the Code. Contracts issued to or in
                      connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Service Center to learn the availability of Qualified Contracts at any given time.

                      The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

                         . Traditional Individual Retirement Accounts (IRAs)
                           permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions
                           (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

                         . Roth IRAs permit certain eligible individuals to
                           make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 59 1/2 (subject to certain exceptions); or (2) during the five taxable years starting with the years with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

                         . Corporate pension and profit-sharing plans under
                           Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

                         . 403(b) Plans allow employees of certain tax-exempt
                           organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age
                           59 1/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

                      Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

                      Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified play such as: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; and withholding, reporting and disclosure.

                      In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

                      If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

                      Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee and plan administrator to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

                      The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SEP could disqualify a contract and result in increased taxes to the owner.

                      It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

                      Treatment of Qualified Contracts compared with Non-Qualified Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

                         . the Code generally does not impose tax on the
                           earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

                         . the Code does not limit the amount of purchase
                           payments and the time at which purchase payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

                         . the Code does not allow a deduction for purchase
                           payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract.

                      The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

                      Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 following age 70 1/2 for Traditional IRAs and SEPs, and April 1 following the later of age 70 1/2 or retirement for other Qualified Contracts. However, these "minimum distribution rules" generally do not apply to a Roth IRA before the owner's death. The death benefit under your contract may increase the amount of the minimum required distributions that must be taken from your contract.

                      Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

                      Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or annuity payment:

                         . received on or after the owner reaches age 59 1/2;

                         . received on or after the owner's death or because of
                           the owner's disability (as defined in the tax law);

                         . received as a series of substantially equal periodic
                           payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

                         . received as reimbursement for certain amounts paid
                           for medical care.

                      These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

                      Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

                      Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

                      Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL INCOME        We will withhold and remit to the IRS a part of the
TAX WITHHOLDING       taxable portion of each distribution made under a
                      contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax.
                      At the time you request a partial withdrawal or surrender, or income payment, we will send you forms that explain the withholding requirements.

STATE INCOME TAX      If required by the law of your state, we will also
WITHHOLDING           withhold state income tax from the taxable portion of
                      each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE     Under existing Federal income tax laws, we do not pay tax
COMPANY               on investment income and realized capital gains of the
                      Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE        This discussion is based on the Code, IRS regulations,
LAW                   and interpretations existing on the date of this
                      prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments


                      To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Separate Account within seven days after receipt at our Service Center of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amounts as of the end of the Valuation Period during which our Service Center receives the payment request or due proof of death and all required forms.

                      In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary directly in the form
                            of a check; or

                        (2) by establishing an interest bearing account, called
                            the "GE Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

                      When establishing the GE Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the GE Secure Access Account.

                      We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

                        (1) the disposal or valuation of the Subaccount is not
                            reasonably practicable because:

                            . the SEC declares that an emergency exists (due to
                              the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

                            . the New York Stock Exchange is closed for other
                              than a regular holiday or weekend;

                            . trading is restricted by the SEC; or

                        (2) the SEC, by order, permits postponement of payment
                            to protect our owners.

                      State law requires that we reserve the right to defer payments from the Guarantee Account for a partial withdrawal or total surrender for up to six months from the date we receive your request at our Service Center. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

                      If mandated under applicable law, we may be required to reject purchase payments and/or block an owner's account and thereby refuse to pay any requests for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

Sales of the Contracts

PRINCIPAL             We have entered into an underwriting agreement with
UNDERWRITER           Capital Brokerage Corporation (doing business in Indiana,
                      Minnesota, New Mexico, and Texas as GE Capital Brokerage
                      Corporation) (collectively, "Capital Brokerage
                      Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage
                      Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital
                      Brokerage Corporation is located at 3001 Summer Street,
                      2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

SALES OF THE          Capital Brokerage Corporation offers the contracts
CONTRACTS             through its registered representatives who are registered
                      with the NASD and with the states in which they do business. More information about Capital Brokerage
                      Corporation and the registered representatives is available at http://www.nasdr.com or by calling (800)
                      289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.
                      Registered representatives with Capital Brokerage
                      Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

                      We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 11.0% of your aggregate purchase payments.

                      The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of your aggregate purchase payments.

                      After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 8.6% of your aggregate purchase payments is paid to the selling firm. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

                      All selling firms receive commissions as described above based on the sale and receipt of purchase payments on the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of purchase payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, (as well as receive payments from selling firms) for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

                      The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

                      Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.

                      All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract do not vary because of such payments to or from such selling firms.

                      Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the contracts.

                      During 2004, 2003 and 2002, $5.9 million, $17.0 million
                      and $5.3 million, respectively, was paid to Capital Brokerage Corporation for the sale of contracts in the Separate Account and any new purchase payments received. In 2004, 2003 and 2002, no underwriting commissions were paid to Capital Brokerage Corporation. Although neither we nor Capital Brokerage anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

Additional Information


OWNER                 The obligations to owners under the contracts are ours.
QUESTIONS             Please direct your questions and concerns to us at our
                      Service Center.

RETURN                Within 10 days after you receive the contract (or such
PRIVILEGE             longer period as may be required by applicable law), you
                      may cancel it for any reason by delivering or mailing it postage prepaid, to our Service Center at:

                            GE Capital Life Assurance Company of New York
                                        Annuity New Business
                                       6610 West Broad Street
                                      Richmond, Virginia 23230

                      If you elect the Enhanced Payment Benefit Option, your refund will equal one of the following amounts:

                        (i) if your Contract Value has increased or stayed the
                            same, your refund will equal your Contract Value, minus any enhanced payment amount, but plus any mortality and expense risk charges, administrative expense charges and any enhanced payment charges we deducted on or before the date we received the returned contract; or

                       (ii) if your Contract Value has decreased, your refund
                            will equal your Contract Value, minus any enhanced payment amount, but plus any mortality and expense risk charges, administrative expense charges and any charges for the Enhanced Payment Benefit Option (and excluding any charges deducted by the Portfolios) we deducted on or before the date we received the returned contract.

                      If you do not elect the Enhanced Payment Benefit Option, the amount of the refund you receive will equal the Contract Value as of the Valuation Day our Service Center receives the returned contract (without reduction for any surrender charges) plus any charges we have deducted from purchase payments prior to the allocation to the Separate Account (and excluding any charges the Portfolios may have deducted) on or before the date we received the returned contract.

STATE                 As a life insurance company organized and operated under
REGULATION            the laws of the State of New York, we are subject to
                      provisions governing life insurers and to regulation by the New York Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the State Corporation Commission of the State of New York at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF           We may require proof of the age, gender or survival of
DEATH, AGE,           any person or persons before acting on any applicable
GENDER OR             contract provision.
SURVIVAL

RECORDS AND           As presently required by the 1940 Act and applicable
REPORTS               regulations, we are responsible for maintaining all
                      records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in each Subaccount and the Guarantee Account. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments, transfers, or take partial withdrawals.

OTHER                 We have filed a Registration Statement with the SEC,
INFORMATION           under the Securities Act of 1933 as amended, for the
                      contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits.
                      Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

LEGAL                 The Company like other life insurance companies, is
PROCEEDINGS           involved in lawsuits, including class action lawsuits. In
                      some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material impact on us or the Separate
                      Account.

                      Although it is not anticipated that these developments will have an adverse impact on the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Appendix A

Examples of the Available Death Benefits

BASIC DEATH           The purpose of this example is to show how the Basic
BENEFIT               Death Benefit works based on purely hypothetical values
                      and is not intended to depict investment performance of the contract.

                      Example:  Assuming an owner:

                        (1) purchases a contract for $100,000;

                        (2) makes no additional purchase payments and no
                            partial withdrawals;

                        (3) is not subject to premium taxes; and

                        (4) the Annuitant is age 75 on the Contract Date then:

                                                   Basic
                      Annuitant's End of Contract  Death
                          Age      Year   Value   Benefit
                      ------------------------------------
                          76        1    $103,000 $103,000
                          77        2     112,000  112,000
                          78        3      90,000  100,000
                          79        4     135,000  135,000
                          80        5     130,000  130,000
                          81        6     150,000  150,000
                          82        7     125,000  125,000
                          83        8     145,000  145,000
                      ------------------------------------

                      Partial withdrawals will reduce the Basic Death Benefit by the proportion that the partial withdrawal (including any applicable surrender charge and any premium tax assessed) reduces your Contract Value. For example:

                                                  Basic
                               Purchase Contract  Death
                        Date   Payment   Value   Benefit
                       ---------------------------------
                       3/31/05 $10,000  $10,000  $10,000
                       3/31/13           20,000   20,000
                       3/31/14           14,000   10,000
                       ---------------------------------

                      If a partial withdrawal of $7,000 is taken on March 31, 2015, the Basic Death Benefit immediately after the partial withdrawal will be $10,000 ($20,000 to $10,000) since the Contract Value is reduced 50% by the partial withdrawal ($14,000 to $7,000). This is true only if the Basic Death Benefit immediately prior to the partial withdrawal (as calculated above) is not the Contract Value on the date we receive due proof of the Annuitant's death. It also assumes that both the Annuitant and joint Annuitant are younger than age 80 at the time of death, that no surrender charge applies, and that no premium tax applies to the partial withdrawal. This example is based on purely hypothetical values and is not intended to depict investment performance of the contract.

ANNUAL STEP-UP        The following example shows how the Annual Step-Up Death
DEATH BENEFIT         Benefit works based on hypothetical values. It is not
RIDER OPTION          intended to depict investment performance of the
                      contract. The example assumes that an owner purchases a contract with an Annuitant age 75 at the time of issue.
                      In addition, the example assumes that:

                        (1) the owner purchases the contract for $100,000;

                        (2) the owner makes no additional purchase payments;

                        (3) the owner takes no partial withdrawals; then

                                                   Death
                      End of Annuitant's Contract Benefit
                       Year      Age      Value   Amount
                      ------------------------------------
                        1        76      $103,000 $103,000
                        2        77       112,000  112,000
                        3        78        90,000  112,000
                        4        79       135,000  135,000
                        5        80       130,000  135,000
                        6        81       150,000  150,000
                        7        82       125,000  135,000
                        8        83       145,000  145,000
                      ------------------------------------

                      Partial withdrawals will reduce the Annual Step-Up Death Benefit by the proportion that the partial withdrawal (including any surrender charge and any premium tax assessed) reduces your Contract Value.

Appendix B

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges.

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount for the periods shown are as follows:

                     Assuming No Rider Option is Elected:

                                                                                                   Number of
                                                                 Accumulation      Accumulation  Accumulation
                                                                Unit Values at    Unit Values at   Units at
Subaccounts                                                   Beginning of Period End of Period  End of Period Year
-------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Basic Value Fund -- Series II shares                     $12.91            $14.10         47,248    2004
                                                                     10.00             12.91          2,061    2003
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund -- Series I shares               8.49              8.92         25,078    2004
                                                                      6.65              8.49         15,406    2003
                                                                      8.92              6.65         10,256    2002
                                                                     10.00              8.92          4,333    2001
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. International Growth Fund -- Series II shares             10.00             10.54              0    2004
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund -- Series I shares                     7.68              8.00         74,822    2004
                                                                      6.23              7.68         76,578    2003
                                                                      9.06              6.23         75,286    2002
                                                                     10.00              9.06         14,343    2001
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Global Technology Portfolio -- Class B           13.18             13.65         10,518    2004
   (formerly, AllianceBernstein Technology Portfolio)                10.00             13.18          3,106    2003
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B            9.27             10.16        228,096    2004
                                                                      7.12              9.27        163,858    2003
                                                                      9.29              7.12        113,958    2002
                                                                     10.00              9.29         32,844    2001
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein International Value Portfolio -- Class B         10.00             10.54             --    2004
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Large Cap Growth Portfolio -- Class B             7.33              7.83         63,772    2004
   (formerly, AllianceBernstein Premier Growth Portfolio)             6.03              7.33         43,827    2003
                                                                      8.85              6.03         42,999    2002
                                                                     10.00              8.85         20,916    2001
-------------------------------------------------------------------------------------------------------------------
Eaton Vance Variable Trust
-------------------------------------------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                                       10.12             10.25        167,089    2004
                                                                      9.97             10.12         52,650    2003
                                                                     10.00              9.97             --    2002
-------------------------------------------------------------------------------------------------------------------
  VT Worldwide Health Sciences Fund                                  13.33             13.95         15,863    2004
                                                                     10.40             13.33          3,671    2003
                                                                     10.00             10.40             --    2002
-------------------------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------------------------------------------
  Evergreen VA Omega Fund -- Class 2                                 10.00             10.63             --    2004
-------------------------------------------------------------------------------------------------------------------

                                                                                                      Number of
                                                                    Accumulation      Accumulation  Accumulation
                                                                   Unit Values at    Unit Values at   Units at
Subaccounts                                                      Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------------------------
FAM Variable Series Funds, Inc.
(formerly, Merrill Lynch Variable Series Funds, Inc.)
----------------------------------------------------------------------------------------------------------------------
  Mercury Basic Value V.I. Fund -- Class III Shares
   (formerly, Merrill Lynch Basic Value V.I. Fund)                     $10.00            $10.88              --   2004
----------------------------------------------------------------------------------------------------------------------
  Mercury Large Cap Growth V.I. Fund -- Class III Shares
   (formerly, Merrill Lynch Large Cap Growth V.I. Fund)                 10.00             10.86           5,137   2004
----------------------------------------------------------------------------------------------------------------------
  Mercury Value Opportunities V.I. Fund -- Class III Shares
   (formerly, Merrill Lynch Value Opportunities V.I. Fund)              10.00             11.22         108,120   2004
----------------------------------------------------------------------------------------------------------------------
Federated Insurance Series
----------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II -- Service Shares                  11.50             12.48          88,146   2004
                                                                         9.58             11.50          60,380   2003
                                                                         9.59              9.58          44,925   2002
                                                                        10.00              9.59           2,238   2001
----------------------------------------------------------------------------------------------------------------------
  Federated Kaufman Fund II -- Service Shares                           13.31             15.02          32,321   2004
                                                                        10.00             13.31           6,995   2003
----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
----------------------------------------------------------------------------------------------------------------------
  VIP Asset Manager/SM/ Portfolio -- Service Class 2                    10.00             10.36           1,130   2004
----------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service Class 2                        10.62             12.06         203,828   2004
                                                                         8.41             10.62          72,701   2003
                                                                         9.44              8.41          29,566   2002
                                                                        10.00              9.44           3,048   2001
----------------------------------------------------------------------------------------------------------------------
  VIP Dynamic Capital Appreciation Portfolio -- Service Class 2         11.84             11.82             385   2004
                                                                        10.00             11.84              --   2003
----------------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio -- Service Class 2                         9.67             10.60         254,864   2004
                                                                         7.54              9.67         157,498   2003
                                                                         9.24              7.54          72,137   2002
                                                                        10.00              9.24          16,406   2001
----------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio -- Service Class 2                                7.97              8.10          99,376   2004
                                                                         6.11              7.97          55,200   2003
                                                                         8.89              6.11          31,710   2002
                                                                        10.00              8.89           6,389   2001
----------------------------------------------------------------------------------------------------------------------
  VIP Growth & Income Portfolio -- Service Class 2                       9.46              9.83         119,324   2004
                                                                         7.77              9.46          64,991   2003
                                                                         9.49              7.77          19,892   2002
                                                                        10.00              9.49           4,205   2001
----------------------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Service Class 2                              12.33             15.15         170,648   2004
                                                                         9.05             12.33          74,762   2003
                                                                        10.21              9.05          46,954   2002
                                                                        10.00             10.21           9,631   2001
----------------------------------------------------------------------------------------------------------------------
  VIP Value Strategies Portfolio -- Service Class 2                     10.00             11.27          10,444   2004
----------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
  Income Fund                                                           10.87             11.08          94,779   2004
                                                                        10.65             10.87          33,377   2003
                                                                        10.00             10.65           3,625   2002
----------------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund                                                   10.62             12.15         169,993   2004
   (formerly, Mid-Cap Value Equity Fund)                                 8.11             10.62         147,857   2003
                                                                         9.54              8.11         118,661   2002
                                                                        10.00              9.54           9,068   2001
----------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                                      1.00              1.00       2,102,116   2004
                                                                         1.01              1.00         779,343   2003
                                                                         1.01              1.01         275,280   2002
                                                                         1.00              1.01         108,666   2001
----------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                                                                   Accumulation      Accumulation  Accumulation
                                                                  Unit Values at    Unit Values at   Units at
Subaccounts                                                     Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc. (continued)
---------------------------------------------------------------------------------------------------------------------
  Premier Growth Equity Fund                                          $ 9.21            $ 9.72          63,264   2004
                                                                        7.25              9.21          48,329   2003
                                                                        9.31              7.25          37,355   2002
                                                                       10.00              9.31           2,290   2001
---------------------------------------------------------------------------------------------------------------------
  Real Estate Securities Fund                                          12.49             16.30          37,444   2004
                                                                       10.00             12.49          15,802   2003
---------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index Fund                                                 8.87              9.65       1,547,487   2004
                                                                        7.02              8.87         786,490   2003
                                                                        9.17              7.02         627,019   2002
                                                                       10.00              9.17          24,366   2001
---------------------------------------------------------------------------------------------------------------------
  Small-Cap Value Equity Fund                                          11.15             12.66         224,023   2004
                                                                        9.12             11.15         208,180   2003
                                                                       10.74              9.12         153,331   2002
                                                                       10.00             10.74           9,466   2001
---------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                    11.44             12.19         390,819   2004
                                                                       10.00             11.44          11,203   2003
---------------------------------------------------------------------------------------------------------------------
  U.S. Equity Fund                                                      8.93              9.52          82,155   2004
                                                                        7.35              8.93          75,469   2003
                                                                        9.24              7.35          71,518   2002
                                                                       10.00              9.24           2,014   2001
---------------------------------------------------------------------------------------------------------------------
  Value Equity Fund                                                     9.10              9.83          54,719   2004
                                                                        7.45              9.10          44,515   2003
                                                                        9.17              7.45          37,464   2002
                                                                       10.00              9.17           2,533   2001
---------------------------------------------------------------------------------------------------------------------
Greenwich Street Series Fund
---------------------------------------------------------------------------------------------------------------------
  Salomon Brothers Variable Aggressive Growth Fund -- Class II         12.57             13.58           7,997   2004
                                                                       10.00             12.57              --   2003
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series
---------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio -- Service Shares                                 10.02             10.69         168,581   2004
                                                                        8.94             10.02         140,349   2003
                                                                        9.72              8.94         110,810   2002
                                                                       10.00              9.72          33,503   2001
---------------------------------------------------------------------------------------------------------------------
  Forty Portfolio -- Service Shares                                     8.42              9.79          42,595   2004
   (formerly, Capital Appreciation Portfolio)                           7.11              8.42          19,713   2003
                                                                        8.58              7.11          18,054   2002
                                                                       10.00              8.58           3,985   2001
---------------------------------------------------------------------------------------------------------------------
  International Growth Portfolio -- Service Shares                      8.30              9.71          34,633   2004
                                                                        6.26              8.30          19,669   2003
                                                                        8.55              6.26           8,952   2002
                                                                       10.00              8.55           1,742   2001
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series -- Service Class Shares          7.47              8.03         108,120   2004
                                                                        6.19              7.47          72,388   2003
                                                                        8.68              6.19          40,187   2002
                                                                       10.00              8.68           2,249   2001
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series -- Service Class Shares                 8.39              9.19          74,830   2004
                                                                        6.99              8.39          29,812   2003
                                                                        9.00              6.99          16,546   2002
                                                                       10.00              9.00           2,238   2001
---------------------------------------------------------------------------------------------------------------------

                                                                                                    Number of
                                                                  Accumulation      Accumulation  Accumulation
                                                                 Unit Values at    Unit Values at   Units at
Subaccounts                                                    Beginning of Period End of Period  End of Period Year
--------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust (continued)
--------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series -- Service Class Shares                $ 8.58            $ 8.98         44,943    2004
                                                                       6.52              8.58         20,670    2003
                                                                       9.70              6.52         10,094    2002
                                                                      10.00              9.70            428    2001
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series -- Service Class Shares                  11.46             12.54         13,950    2004
                                                                      10.03             11.46         12,124    2003
                                                                      10.00             10.03            152    2002
--------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series -- Service Class Shares                      8.03             10.27         57,043    2004
                                                                       6.01              8.03         52,527    2003
                                                                       7.91              6.01         40,100    2002
                                                                      10.00              7.91             --    2001
--------------------------------------------------------------------------------------------------------------------
Nations Separate Account Trust
--------------------------------------------------------------------------------------------------------------------
  Nations Marsico Growth Portfolio                                    12.36             13.77         69,362    2004
                                                                      10.00             12.36         24,394    2003
--------------------------------------------------------------------------------------------------------------------
  Nations Marsico International Opportunities Portfolio               13.39             15.39         99,486    2004
                                                                      10.00             13.39         39,886    2003
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Aggressive Growth Fund/VA -- Service Shares             12.00             14.13          3,632    2004
                                                                      10.00             12.00          2,535    2003
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Balanced Fund/VA -- Service Shares                      10.00             10.95          9,611    2004
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA -- Service Shares          12.77             13.41         71,661    2004
                                                                       9.91             12.77          8,853    2003
                                                                      10.00              9.91             --    2002
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Global Securities Fund/VA -- Service Shares             10.13             11.87        104,803    2004
                                                                       7.20             10.13         48,433    2003
                                                                       9.41              7.20         21,128    2002
                                                                      10.00              9.41          3,283    2001
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Fund/VA -- Service Shares                    9.16              9.85        231,025    2004
                                                                       7.35              9.16        166,822    2003
                                                                       9.21              7.35        128,125    2002
                                                                      10.00              9.21         12,321    2001
--------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Small Cap Fund/VA -- Service Shares         13.40             15.74         64,389    2004
                                                                       9.43             13.40         26,082    2003
                                                                      10.00              9.43            160    2002
--------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
--------------------------------------------------------------------------------------------------------------------
  High Yield Portfolio -- Administrative Class Shares                 11.84             12.78        115,339    2004
                                                                       9.78             11.84         72,936    2003
                                                                      10.04              9.78         26,611    2002
                                                                      10.00             10.04          5,392    2001
--------------------------------------------------------------------------------------------------------------------
  Long-Term U.S. Government Portfolio -- Administrative Class         12.66             13.42        239,725    2004
   Shares                                                             12.37             12.66        170,726    2003
                                                                      10.67             12.37        150,388    2002
                                                                      10.00             10.67         12,309    2001
--------------------------------------------------------------------------------------------------------------------
  Total Return Portfolio -- Administrative Class Shares               11.76             12.15        790,383    2004
                                                                      11.36             11.76        389,745    2003
                                                                      10.56             11.36        276,091    2002
                                                                      10.00             10.56         13,530    2001
--------------------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------------------------------------------
  Jennison Portfolio -- Class II                                      12.13             13.05             --    2004
                                                                      10.00             12.13             --    2003
--------------------------------------------------------------------------------------------------------------------

                                                                                           Number of
                                                         Accumulation      Accumulation  Accumulation
                                                        Unit Values at    Unit Values at   Units at
Subaccounts                                           Beginning of Period End of Period  End of Period Year
-----------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc. (continued)
-----------------------------------------------------------------------------------------------------------
  Jennison 20/20 Focus Portfolio -- Class II                $12.34            $14.03            --     2004
                                                             10.00             12.34            --     2003
-----------------------------------------------------------------------------------------------------------
Rydex Variable Trust
-----------------------------------------------------------------------------------------------------------
  OTC Fund                                                    7.42              7.99        22,472     2004
                                                              5.18              7.42        19,786     2003
                                                              8.59              5.18        17,154     2002
                                                             10.00              8.59           308     2001
-----------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Funds Inc
-----------------------------------------------------------------------------------------------------------
  Salomon Brothers Variable All Cap Fund -- Class II         12.93             13.77         7,007     2004
                                                             10.00             12.93         1,469     2003
-----------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust
-----------------------------------------------------------------------------------------------------------
  Comstock Portfolio -- Class II Shares                      10.37             12.00        50,022     2004
                                                              8.05             10.37        15,943     2003
                                                             10.00              8.05            --     2002
-----------------------------------------------------------------------------------------------------------
  Emerging Growth Portfolio -- Class II Shares                8.56              9.00         4,758     2004
                                                              7.26              8.56         2,320     2003
                                                             10.00              7.26            --     2002
-----------------------------------------------------------------------------------------------------------

The following Portfolios were added to the product on April 29, 2005. Therefore, no Condensed Financial Information is available:

   American Century Variable Portfolios II, Inc. -- VP Inflation Protection
   Fund -- Class II
   FAM Variable Series Funds, Inc. -- Mercury Global Allocation V.I.
     Fund -- Class III Shares (formerly, Merrill Lynch Variable Series Funds, Inc. -- Merrill Lynch Global Allocation V.I. Fund)
   Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares
   Goldman Sachs Variable Insurance Trust -- Goldman Sachs Mid Cap Value Fund PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares PIMCO Variable Insurance Trust -- Low Duration Portfolio -- Administrative Class Shares
   The Prudential Series Fund, Inc. -- Natural Resources Portfolio -- Class II Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable
   Total Return Fund -- Class II

             Assuming Enhanced Payment Benefit Option is Elected:

                                                                                                   Number of
                                                                 Accumulation      Accumulation  Accumulation
                                                                Unit Values at    Unit Values at   Units at
Subaccounts                                                   Beginning of Period End of Period  End of Period Year
-------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Basic Value Fund -- Series II shares                     $12.89            $14.06         62,802    2004
                                                                     10.00             12.89         19,517    2003
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation Fund -- Series I shares               9.43              9.89         16,724    2004
                                                                      7.40              9.43         12,730    2003
                                                                     10.00              7.40          5,694    2002
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. International Growth Fund -- Service II shares            10.00             10.63             --    2004
-------------------------------------------------------------------------------------------------------------------
  AIM V.I. Premier Equity Fund -- Series I shares                     8.63              8.98         29,888    2004
                                                                      7.01              8.63         29,648    2003
                                                                     10.00              7.01         18,661    2002
-------------------------------------------------------------------------------------------------------------------
AllianceBernstein Variable Products Series Fund, Inc.
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Global Technology Portfolio -- Class B           13.17             13.62          9,531    2004
   (formerly, AllianceBernstein Technology Portfolio)                10.00             13.17          8,384    2003
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Growth and Income Portfolio -- Class B            9.84             10.76        261,035    2004
                                                                      7.56              9.84        169,732    2003
                                                                     10.00              7.56         70,629    2002
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein International Value Portfolio -- Class B         10.00             10.54          3,222    2004
-------------------------------------------------------------------------------------------------------------------
  AllianceBernstein Large Cap Growth Portfolio -- Class B             8.66              9.23         86,258    2004
   (formerly, AllianceBernstein Premier Growth Portfolio)             7.13              8.66         66,220    2003
                                                                     10.00              7.13         10,095    2002
-------------------------------------------------------------------------------------------------------------------
Eaton Vance Variable Trust
-------------------------------------------------------------------------------------------------------------------
  VT Floating-Rate Income Fund                                       10.10             10.22        250,029    2004
                                                                      9.97             10.10         28,306    2003
                                                                     10.00              9.97             --    2002
-------------------------------------------------------------------------------------------------------------------
  VT Worldwide Health Sciences Fund                                  13.30             13.90         33,095    2004
                                                                     10.40             13.30         13,554    2003
                                                                     10.00             10.40             --    2002
-------------------------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust
-------------------------------------------------------------------------------------------------------------------
  Evergreen VA Omega Fund -- Class 2                                 10.00             10.62             --    2004
-------------------------------------------------------------------------------------------------------------------
FAM Variable Series Funds, Inc.
(formerly, Merrill Lynch Variable Series Funds, Inc.)
-------------------------------------------------------------------------------------------------------------------
  Mercury Basic Value V.I. Fund -- Class III Shares
   (formerly, Merrill Lynch Basic Value V.I. Fund)                   10.00             10.87          2,080    2004
-------------------------------------------------------------------------------------------------------------------
  Mercury Large Cap Growth V.I. Fund -- Class III Shares
   (formerly, Merrill Lynch Large Cap Growth V.I. Fund)              10.00             10.85          2,808    2004
-------------------------------------------------------------------------------------------------------------------
  Mercury Value Opportunities V.I. Fund -- Class III Shares
   (formerly, Merrill Lynch Value Opportunities V.I. Fund)           10.00             11.21          1,463    2004
-------------------------------------------------------------------------------------------------------------------
Federated Insurance Series
-------------------------------------------------------------------------------------------------------------------
  Federated High Income Bond Fund II -- Service Shares               11.75             12.73         71,122    2004
                                                                      9.80             11.75         37,414    2003
                                                                     10.00              9.80         12,646    2002
-------------------------------------------------------------------------------------------------------------------
  Federated Kaufman Fund II -- Service Shares                        13.30             14.98         65,988    2004
                                                                      7.92             13.30         17,950    2003
                                                                     10.00              7.92          2,767    2002
-------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
-------------------------------------------------------------------------------------------------------------------
  VIP Asset Manager/SM/ Portfolio -- Service Class 2                 10.00             10.35            519    2004
-------------------------------------------------------------------------------------------------------------------

                                                                                                      Number of
                                                                    Accumulation      Accumulation  Accumulation
                                                                   Unit Values at    Unit Values at   Units at
Subaccounts                                                      Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund (continued)
----------------------------------------------------------------------------------------------------------------------
  VIP Contrafund(R) Portfolio -- Service Class 2                       $11.08            $12.55         266,394   2004
                                                                         8.78             11.08         135,316   2003
                                                                        10.00              8.78          60,564   2002
----------------------------------------------------------------------------------------------------------------------
  VIP Dynamic Capital Appreciation Portfolio -- Service Class 2         11.83             11.79              97   2004
                                                                        10.00             11.83              --   2003
----------------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio -- Service Class 2                        10.05             11.00         213,582   2004
                                                                         7.85             10.05         102,175   2003
                                                                        10.00              7.85          33,456   2002
----------------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio -- Service Class 2                                8.88              9.01         103,478   2004
                                                                         6.81              8.88          62,076   2003
                                                                        10.00              6.81          20,580   2002
----------------------------------------------------------------------------------------------------------------------
  VIP Growth & Income Portfolio -- Service Class 2                       9.89             10.27         120,440   2004
                                                                         8.15              9.89          33,551   2003
                                                                        10.00              8.15          19,172   2002
----------------------------------------------------------------------------------------------------------------------
  VIP Mid Cap Portfolio -- Service Class 2                              11.94             14.64         146,394   2004
                                                                         8.77             11.94          95,913   2003
                                                                        10.00              8.77          48,119   2002
----------------------------------------------------------------------------------------------------------------------
  VIP Value Strategies Portfolio -- Service Shares 2                    10.00             11.26           1,000   2004
----------------------------------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
  Income Fund                                                           10.84             11.03         156,106   2004
                                                                        10.64             10.84          84,484   2003
                                                                        10.00             10.64           1,450   2002
----------------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund (formerly, Mid-Cap Value Equity Fund)             10.49             11.98          85,624   2004
                                                                         8.02             10.49          60,649   2003
                                                                        10.00              8.02          28,293   2002
----------------------------------------------------------------------------------------------------------------------
  Money Market Fund                                                      0.99              0.98       1,138,513   2004
                                                                         1.00              0.99         689,523   2003
                                                                         1.00              1.00         449,804   2002
----------------------------------------------------------------------------------------------------------------------
  Premier Growth Equity Fund                                             9.64             10.15          51,834   2004
                                                                         7.60              9.64          36,081   2003
                                                                        10.00              7.60          11,446   2002
----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities Fund                                           12.48             16.25          46,125   2004
                                                                        10.00             12.48          13,021   2003
----------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index Fund                                                  9.51             10.34         695,382   2004
                                                                         7.54              9.51         337,746   2003
                                                                        10.00              7.54          46,625   2002
----------------------------------------------------------------------------------------------------------------------
  Small-Cap Value Equity Fund                                           10.27             11.64         103,448   2004
                                                                         8.41             10.27          91,102   2003
                                                                        10.00              8.41          51,245   2002
----------------------------------------------------------------------------------------------------------------------
  Total Return Fund                                                     11.42             12.16         202,048   2004
                                                                        10.00             11.42          31,429   2003
----------------------------------------------------------------------------------------------------------------------
  U.S. Equity Fund                                                       9.45             10.05          23,804   2004
                                                                         7.79              9.45          20,235   2003
                                                                        10.00              7.79          12,337   2002
----------------------------------------------------------------------------------------------------------------------
  Value Equity Fund                                                      9.62             10.37          74,152   2004
                                                                         7.88              9.62          57,237   2003
                                                                        10.00              7.88          26,584   2002
----------------------------------------------------------------------------------------------------------------------
Greenwich Street Series Fund
----------------------------------------------------------------------------------------------------------------------
  Salomon Brothers Variable Aggressive Growth Fund -- Class II          12.56             13.45           4,016   2004
                                                                        10.00             12.56           2,366   2003
----------------------------------------------------------------------------------------------------------------------

                                                                                                     Number of
                                                                   Accumulation      Accumulation  Accumulation
                                                                  Unit Values at    Unit Values at   Units at
Subaccounts                                                     Beginning of Period End of Period  End of Period Year
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series
---------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio -- Service Shares                                $10.17            $10.84        190,850    2004
                                                                        9.09             10.17        167,564    2003
                                                                       10.00              9.09         80,645    2002
---------------------------------------------------------------------------------------------------------------------
  Forty Portfolio -- Service Shares                                     9.97             11.58          4,628    2004
   (formerly, Capital Appreciation Portfolio)                           8.43              9.97          3,856    2003
                                                                       10.00              8.43             --    2002
---------------------------------------------------------------------------------------------------------------------
  International Growth Portfolio -- Service Shares                      9.71             11.34         33,797    2004
                                                                        7.33              9.71         30,783    2003
                                                                       10.00              7.33          5,962    2002
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Growth Stock Series -- Service Class Shares          8.73              9.37         82,552    2004
                                                                        7.24              8.73         51,479    2003
                                                                       10.00              7.24         20,603    2002
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Investors Trust Series -- Service Class Shares                 9.23             10.09        178,250    2004
                                                                        7.70              9.23         86,862    2003
                                                                       10.00              7.70         35,076    2002
---------------------------------------------------------------------------------------------------------------------
  MFS(R) New Discovery Series -- Service Class Shares                   8.97              9.38         48,727    2004
                                                                        6.83              8.97         45,717    2003
                                                                       10.00              6.83          7,509    2002
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Total Return Series -- Service Class Shares                   11.44             12.50         38,814    2004
                                                                       10.03             11.44          5,547    2003
                                                                       10.00             10.03             --    2002
---------------------------------------------------------------------------------------------------------------------
  MFS(R) Utilities Series -- Service Class Shares                      10.65             13.61         34,079    2004
                                                                        7.99             10.65          8,480    2003
                                                                       10.00              7.99          4,054    2002
---------------------------------------------------------------------------------------------------------------------
Nations Separate Account Trust
---------------------------------------------------------------------------------------------------------------------
  Nations Marsico Growth Portfolio                                     12.35             13.74         32,534    2004
                                                                       10.00             12.35         17,018    2003
---------------------------------------------------------------------------------------------------------------------
  Nations Marsico International Opportunities Portfolio                13.38             15.35         29,327    2004
                                                                       10.00             13.38          8,270    2003
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Aggressive Growth Fund/VA -- Service Shares              11.99             14.09          8,229    2004
                                                                       10.00             11.99          4,842    2003
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Balanced Fund/VA -- Service Shares                       10.00             10.94         10,799    2004
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA -- Service Shares           12.74             13.37        199,631    2004
                                                                        9.91             12.74         66,420    2003
                                                                       10.00              9.91             --    2002
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Global Securities Fund/VA -- Service Shares              10.53             12.32        116,739    2004
                                                                        7.49             10.53         89,718    2003
                                                                       10.00              7.49         47,524    2002
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Fund/VA -- Service Shares                     9.74             10.46        331,477    2004
                                                                        7.83              9.74        242,188    2003
                                                                       10.00              7.83        127,593    2002
---------------------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Small Cap Fund/VA -- Service Shares          13.38             15.69         97,208    2004
                                                                        9.43             13.38         53,612    2003
                                                                       10.00              9.43             --    2002
---------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------
  High Yield Portfolio -- Administrative Class Shares                  11.74             12.66        130,738    2004
                                                                        9.71             11.74         76,350    2003
                                                                       10.00              9.71         39,904    2002
---------------------------------------------------------------------------------------------------------------------

                                                                                              Number of
                                                            Accumulation      Accumulation  Accumulation
                                                           Unit Values at    Unit Values at   Units at
Subaccounts                                              Beginning of Period End of Period  End of Period Year
--------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust (continued)
--------------------------------------------------------------------------------------------------------------
  Long-Term U.S. Government Portfolio -- Administrative        $11.96            $12.66        200,187    2004
    Class Shares                                                11.70             11.96        130,619    2003
                                                                10.00             11.70        101,339    2002
--------------------------------------------------------------------------------------------------------------
  Total Return Portfolio -- Administrative Class Shares         11.05             11.41        507,955    2004
                                                                10.69             11.05        389,832    2003
                                                                10.00             10.69        242,867    2002
--------------------------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------------------------------------
  Jennison Portfolio -- Class II                                12.12             13.02          5,487    2004
                                                                10.00             12.12          4,620    2003
--------------------------------------------------------------------------------------------------------------
  Jennison 20/20 Focus Portfolio -- Class II                    12.32             13.99            965    2004
                                                                10.00             12.32             --    2003
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust
--------------------------------------------------------------------------------------------------------------
  OTC Fund                                                       8.77              9.44         48,742    2004
                                                                 6.13              8.77         26,900    2003
                                                                10.00              6.13         13,798    2002
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Funds Inc
--------------------------------------------------------------------------------------------------------------
  Salomon Brothers Variable All Cap Fund -- Class II            12.92             13.74          9,185    2004
                                                                10.00             12.92          1,498    2003
--------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust
--------------------------------------------------------------------------------------------------------------
  Comstock Portfolio -- Class II Shares                         10.35             11.95         61,659    2004
                                                                 8.05             10.35         23,679    2003
                                                                10.00              8.05             --    2002
--------------------------------------------------------------------------------------------------------------
  Emerging Growth Portfolio -- Class II Shares                   8.54              8.97          9,109    2004
                                                                 7.26              8.54          6,477    2003
                                                                10.00              7.26             --    2002
--------------------------------------------------------------------------------------------------------------

The following Portfolios were added to the product on April 29, 2005. Therefore, no Condensed Financial Information is available:

   American Century Variable Portfolios II, Inc. -- VP Inflation Protection
   Fund -- Class II
   FAM Variable Series Funds, Inc. -- Mercury Global Allocation V.I.
     Fund -- Class III Shares (formerly, Merrill Lynch Variable Series Funds, Inc. -- Merrill Lynch Global Allocation V.I. Fund)
   Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares
   Goldman Sachs Variable Insurance Trust -- Goldman Sachs Mid Cap Value Fund PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares PIMCO Variable Insurance Trust -- Low Duration Portfolio -- Administrative Class Shares
   The Prudential Series Fund, Inc. -- Natural Resources Portfolio -- Class II Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable
   Total Return Fund -- Class II

         Assuming Annual Step-Up Death Benefit Rider Option is Elected

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
----------------------------------------------------------------------------------------------
 AIM V.I. Basic Value Fund -- Series II        $12.89            $14.05         1,253     2004
   shares                                       10.00             12.89           466     2003
----------------------------------------------------------------------------------------------
 AIM V.I. Capital Appreciation                   8.45              8.86           696     2004
   Fund -- Series I shares                       6.63              8.45         1,093     2003
                                                 8.91              6.63           988     2002
                                                10.00              8.91           302     2001
----------------------------------------------------------------------------------------------
 AIM V.I. International Growth
   Fund -- Series II shares                     10.00             10.63            --     2004
----------------------------------------------------------------------------------------------
 AIM V.I. Premier Equity Fund -- Series          7.64              7.94        13,257     2004
   I shares                                      6.21              7.64        25,335     2003
                                                 9.05              6.21        20,837     2002
                                                10.00              9.05         4,925     2001
----------------------------------------------------------------------------------------------
AllianceBernstein Variable Products
Series Fund, Inc.
----------------------------------------------------------------------------------------------
 AllianceBernstein Global Technology
   Portfolio -- Class B (formerly,
   AllianceBernstein Technology                 13.16             13.61            --     2004
   Portfolio)                                   10.00             13.16            --     2003
----------------------------------------------------------------------------------------------
 AllianceBernstein Growth and Income             9.22             10.09        54,273     2004
   Portfolio -- Class B                          7.09              9.22        63,264     2003
                                                 9.28              7.09        64,654     2002
                                                10.00              9.28        16,785     2001
----------------------------------------------------------------------------------------------
 AllianceBernstein International Value
   Portfolio -- Class B                         10.00             10.54            --     2004
----------------------------------------------------------------------------------------------
 AllianceBernstein Large Cap Growth              7.29              7.77        17,236     2004
   Portfolio -- Class B (formerly,               6.01              7.29        18,188     2003
   AllianceBernstein Premier Growth              8.84              6.01         6,812     2002
   Portfolio)                                   10.00              8.84         2,429     2001
----------------------------------------------------------------------------------------------
Eaton Vance Variable Trust
----------------------------------------------------------------------------------------------
 VT Floating-Rate Income Fund                   10.09             10.21        36,250     2004
                                                 9.96             10.09        26,638     2003
                                                10.00              9.96            --     2002
----------------------------------------------------------------------------------------------
 VT Worldwide Health Sciences Fund              13.29             13.89         2,410     2004
                                                10.40             13.29         2,410     2003
                                                10.00             10.40            --     2002
----------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------
 Evergreen VA Omega Fund -- Class 2             10.00             10.61            --     2004
----------------------------------------------------------------------------------------------
FAM Variable Series Funds,
Inc. (formerly, Merrill Lynch Variable
Series Funds, Inc.)
----------------------------------------------------------------------------------------------
 Mercury Basic Value V.I. Fund -- Class
   III Shares (formerly, Merrill Lynch
   Basic Value V.I. Fund)                       10.00             10.86            --     2004
----------------------------------------------------------------------------------------------
 Mercury Large Cap Growth V.I.
   Fund -- Class III Shares (formerly,
   Merrill Lynch Large Cap Growth V.I.
   Fund)                                        10.00             10.85            --     2004
----------------------------------------------------------------------------------------------
 Mercury Value Opportunities V.I.
   Fund -- Class III Shares (formerly,
   Merrill Lynch Value Opportunities
   V.I. Fund)                                   10.00             11.20            --     2004
----------------------------------------------------------------------------------------------
Federated Insurance Series
----------------------------------------------------------------------------------------------
 Federated High Income Bond Fund                11.44             12.39         5,064     2004
   II -- Service Shares                          9.55             11.44         7,968     2003
                                                 9.58              9.55         3,837     2002
                                                10.00              9.58            53     2001
----------------------------------------------------------------------------------------------
 Federated Kaufman Fund II -- Service           13.30             14.97           903     2004
   Shares                                       10.00             13.30         1,979     2003
----------------------------------------------------------------------------------------------

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products
Fund
----------------------------------------------------------------------------------------------
 VIP Asset Manager/SM/
   Portfolio -- Service Class 2                $10.00            $10.35             --    2004
----------------------------------------------------------------------------------------------
 VIP Contrafund(R) Portfolio -- Service         10.57             11.97          5,576    2004
   Class 2                                       8.38             10.57          8,161    2003
                                                 9.43              8.38          3,086    2002
                                                10.00              9.43            808    2001
----------------------------------------------------------------------------------------------
 VIP Dynamic Capital Appreciation               11.83             11.78             --    2004
   Portfolio -- Service Class 2                 10.00             11.83             --    2003
----------------------------------------------------------------------------------------------
 VIP Equity-Income Portfolio -- Service          9.62             10.52         26,278    2004
   Class 2                                       7.52              9.62         26,370    2003
                                                 9.23              7.52          9,911    2002
                                                10.00              9.23          2,062    2001
----------------------------------------------------------------------------------------------
 VIP Growth Portfolio -- Service Class 2         7.93              8.05         11,174    2004
                                                 6.09              7.93         12,463    2003
                                                 8.88              6.09         12,319    2002
                                                10.00              8.88            468    2001
----------------------------------------------------------------------------------------------
 VIP Growth & Income                             9.41              9.76         14,660    2004
   Portfolio -- Service Class 2                  7.75              9.41         15,727    2003
                                                 9.47              7.75         10,540    2002
                                                10.00              9.47            158    2001
----------------------------------------------------------------------------------------------
 VIP Mid Cap Portfolio -- Service Class         12.27             15.04         13,468    2004
   2                                             9.02             12.27         26,957    2003
                                                10.20              9.02         13,738    2002
                                                10.00             10.20          1,571    2001
----------------------------------------------------------------------------------------------
 VIP Value Strategies
   Portfolio -- Service Class 2                 10.00             11.26             --    2004
----------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
----------------------------------------------------------------------------------------------
 Income Fund                                    10.83             11.02          3,343    2004
                                                10.63             10.83          2,648    2003
                                                10.00             10.63             --    2002
----------------------------------------------------------------------------------------------
 Mid-Cap Equity Fund (formerly, Mid-Cap         10.57             12.06         11,511    2004
   Value Equity Fund)                            8.08             10.57         11,435    2003
                                                 9.53              8.08         17,118    2002
                                                10.00              9.53             --    2001
----------------------------------------------------------------------------------------------
 Money Market Fund                               1.00              0.99         49,033    2004
                                                 1.01              1.00        123,792    2003
                                                 1.01              1.01        179,540    2002
                                                 1.00              1.01          9,904    2001
----------------------------------------------------------------------------------------------
 Premier Growth Equity Fund                      9.16              9.65          2,675    2004
                                                 7.23              9.16          2,768    2003
                                                 9.30              7.23          1,795    2002
                                                10.00              9.30             --    2001
----------------------------------------------------------------------------------------------
 Real Estate Securities Fund                    12.48             16.24          5,406    2004
                                                10.00             12.48          1,901    2003
----------------------------------------------------------------------------------------------
 S&P 500(R) Index Fund                           8.82              9.58         42,619    2004
                                                 6.99              8.82         47,772    2003
                                                 9.16              6.99         34,661    2002
                                                10.00              9.16          2,381    2001
----------------------------------------------------------------------------------------------
 Small-Cap Value Equity Fund                    11.09             12.56         13,726    2004
                                                 9.09             11.09         14,785    2003
                                                10.73              9.09          8,759    2002
                                                10.00             10.73          1,266    2001
----------------------------------------------------------------------------------------------

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
GE Investments Funds, Inc. (continued)
----------------------------------------------------------------------------------------------
 Total Return Fund                             $11.42            $12.15         9,115     2004
                                                10.00             11.42         8,700     2003
----------------------------------------------------------------------------------------------
 U.S. Equity Fund                                8.89              9.46         4,238     2004
                                                 7.33              8.89         4,238     2003
                                                 9.23              7.33         5,075     2002
                                                10.00              9.23            28     2001
----------------------------------------------------------------------------------------------
 Value Equity Fund                               9.06              9.76         6,342     2004
                                                 7.42              9.06         7,469     2003
                                                 9.16              7.42         8,216     2002
                                                10.00              9.16            --     2001
----------------------------------------------------------------------------------------------
Greenwich Street Series Fund
----------------------------------------------------------------------------------------------
 Salomon Brothers Variable Aggressive           12.56             13.43            --     2004
   Growth Fund -- Class II                      10.00             12.56            --     2003
----------------------------------------------------------------------------------------------
Janus Aspen Series
----------------------------------------------------------------------------------------------
 Balanced Portfolio -- Service Shares            9.96             10.61        26,410     2004
                                                 8.91              9.96        36,951     2003
                                                 9.70              8.91        41,381     2002
                                                10.00              9.70         2,523     2001
----------------------------------------------------------------------------------------------
 Forty Portfolio -- Service                      8.38              9.72         1,121     2004
   Shares (formerly, Capital                     7.08              8.38         1,277     2003
   Appreciation Portfolio)                       8.57              7.08         1,214     2002
                                                10.00              8.57         1,718     2001
----------------------------------------------------------------------------------------------
 International Growth                            8.25              9.64         3,017     2004
   Portfolio -- Service Shares                   6.24              8.25         2,519     2003
                                                 8.54              6.24           891     2002
                                                10.00              8.54           470     2001
----------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
----------------------------------------------------------------------------------------------
 MFS(R) Investors Growth Stock                   7.44              7.97         6,521     2004
   Series -- Service Class Shares                6.17              7.44         5,766     2003
                                                 8.67              6.17        15,424     2002
                                                10.00              8.67           504     2001
----------------------------------------------------------------------------------------------
 MFS(R) Investors Trust                          8.35              9.13         5,849     2004
   Series -- Service Class Shares                6.97              8.35         5,421     2003
                                                 8.99              6.97         5,971     2002
                                                10.00              8.99           426     2001
----------------------------------------------------------------------------------------------
 MFS(R) New Discovery Series -- Service          8.53              8.91         4,837     2004
   Class Shares                                  6.50              8.53         4,938     2003
                                                 9.69              6.50         2,072     2002
                                                10.00              9.69            --     2001
----------------------------------------------------------------------------------------------
 MFS(R) Total Return Series -- Service          11.43             12.48            --     2004
   Class Shares                                 10.02             11.43            --     2003
                                                10.00             10.02            --     2002
----------------------------------------------------------------------------------------------
 MFS(R) Utilities Series -- Service              7.99             10.20         8,475     2004
   Class Shares                                  5.99              7.99         7,726     2003
                                                 7.90              5.99         8,996     2002
                                                10.00              7.90            62     2001
----------------------------------------------------------------------------------------------
Nations Separate Account Trust
----------------------------------------------------------------------------------------------
 Nations Marsico Growth Portfolio               12.36             13.72         8,786     2004
                                                10.00             12.36        24,394     2003
----------------------------------------------------------------------------------------------
 Nations Marsico International                  13.39             15.33         5,263     2004
   Opportunities Portfolio                      10.00             13.39        39,886     2003
----------------------------------------------------------------------------------------------

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
Oppenheimer Variable Account
Funds -- Class 2 Shares
----------------------------------------------------------------------------------------------
 Oppenheimer Aggressive Growth                 $11.99            $14.08           126     2004
   Fund/VA -- Service Shares                    10.00             11.99           126     2003
----------------------------------------------------------------------------------------------
 Oppenheimer Balanced
   Fund/VA -- Service Shares                    10.00             10.93            --     2004
----------------------------------------------------------------------------------------------
 Oppenheimer Capital Appreciation               12.73             13.35           109     2004
   Fund/VA -- Service Shares                     9.91             12.73            --     2003
                                                10.00              9.91            --     2002
----------------------------------------------------------------------------------------------
 Oppenheimer Global Securities                  10.08             11.78        14,961     2004
   Fund/VA -- Service Shares                     7.17             10.08         8,202     2003
                                                 9.39              7.17         3,631     2002
                                                10.00              9.39           924     2001
----------------------------------------------------------------------------------------------
 Oppenheimer Main Street                         9.11              9.78        23,156     2004
   Fund/VA -- Service Shares                     7.33              9.11        34,292     2003
                                                 9.20              7.33        24,867     2002
                                                10.00              9.20         2,197     2001
----------------------------------------------------------------------------------------------
 Oppenheimer Main Street Small Cap              13.37             15.67         4,764     2004
   Fund/VA -- Service Shares                     9.40             13.37         4,423     2003
                                                10.00              9.40            --     2002
----------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
----------------------------------------------------------------------------------------------
 High Yield Portfolio -- Administrative         11.77             12.68        19,854     2004
   Class Shares                                  9.74             11.77        26,070     2003
                                                10.03              9.74        13,819     2002
                                                10.00             10.03           317     2001
----------------------------------------------------------------------------------------------
 Long-Term U.S. Government                      12.60             13.33        18,407     2004
   Portfolio -- Administrative Class            12.33             12.60        23,243     2003
   Shares                                       10.49             12.33        27,306     2002
                                                10.00             10.49        10,317     2001
----------------------------------------------------------------------------------------------
 Total Return                                   11.69             12.06        64,580     2004
   Portfolio -- Administrative Class            11.32             11.69        85,023     2003
   Shares                                       10.51             11.32        62,340     2002
                                                10.00             10.51         8,306     2001
----------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
----------------------------------------------------------------------------------------------
 Jennison Portfolio -- Class II                 12.13             13.01            --     2004
                                                10.00             12.13            --     2003
----------------------------------------------------------------------------------------------
 Jennison 20/20 Focus                           12.34             13.98            --     2004
   Portfolio -- Class II                        10.00             12.34            --     2003
----------------------------------------------------------------------------------------------
Rydex Variable Trust
----------------------------------------------------------------------------------------------
 OTC Fund                                        7.38              7.94         8,330     2004
                                                 5.16              7.38         4,636     2003
                                                 8.58              5.16         5,514     2002
                                                10.00              8.58            --     2001
----------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Funds
Inc
----------------------------------------------------------------------------------------------
 Salomon Brothers Variable All Cap              12.92             13.73            --     2004
   Fund -- Class II                             10.00             12.92            --     2003
----------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust
----------------------------------------------------------------------------------------------
 Comstock Portfolio -- Class II Shares          10.34             11.94         1,461     2004
                                                 8.03             10.34         1,315     2003
                                                10.00              8.03            --     2002
----------------------------------------------------------------------------------------------
 Emerging Growth Portfolio -- Class II           8.53              8.96            41     2004
   Shares                                        7.25              8.53            12     2003
                                                10.00              7.25            --     2002
----------------------------------------------------------------------------------------------

The following Portfolios were added to the product on April 29, 2005. Therefore, no Condensed Financial Information is available:

   American Century Variable Portfolios II, Inc. -- VP Inflation Protection
   Fund -- Class II
   FAM Variable Series Funds, Inc. -- Mercury Global Allocation V.I.
     Fund -- Class III Shares (formerly, Merrill Lynch Variable Series Funds, Inc. -- Merrill Lynch Global Allocation V.I. Fund)
   Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares
   Goldman Sachs Variable Insurance Trust -- Goldman Sachs Mid Cap Value Fund PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares PIMCO Variable Insurance Trust -- Low Duration Portfolio -- Administrative Class Shares
   The Prudential Series Fund, Inc. -- Natural Resources Portfolio -- Class II Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable
   Total Return Fund -- Class II

                    Assuming Both Rider Options are Elected

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
AIM Variable Insurance Funds
----------------------------------------------------------------------------------------------
 AIM V.I. Basic Value Fund -- Series II        $12.88            $14.02         7,503     2004
   shares                                       10.00             12.88         6,296     2003
----------------------------------------------------------------------------------------------
 AIM V.I. Capital Appreciation                   9.39              9.83         2,844     2004
   Fund -- Series I shares                       7.38              9.39         2,931     2003
                                                10.00              7.38            --     2002
----------------------------------------------------------------------------------------------
 AIM V.I. International Growth
   Fund -- Series II shares                     10.00             10.62            --     2004
----------------------------------------------------------------------------------------------
 AIM V.I. Premier Equity Fund -- Series          8.59              8.93         7,267     2004
   I shares                                      7.00              8.59         6,455     2003
                                                10.00              7.00        15,527     2002
----------------------------------------------------------------------------------------------
AllianceBernstein Variable Products
Series Fund, Inc.
----------------------------------------------------------------------------------------------
 AllianceBernstein Global Technology
   Portfolio -- Class B (formerly,
   AllianceBernstein Technology                 13.15             13.57         3,077     2004
   Portfolio)                                   10.00             13.15         3,005     2003
----------------------------------------------------------------------------------------------
 AllianceBernstein Growth and Income             9.80             10.70        87,605     2004
   Portfolio -- Class B                          7.55              9.80        72,558     2003
                                                10.00              7.55        29,436     2002
----------------------------------------------------------------------------------------------
 AllianceBernstein International Value
   Portfolio -- Class B                         10.00             10.54            --     2004
----------------------------------------------------------------------------------------------
 AllianceBernstein Large Cap Growth
   Portfolio -- Class B (formerly,               8.62              9.18        19,610     2004
   AllianceBernstein Premier Growth              7.12              8.62        16,464     2003
   Portfolio)                                   10.00              7.12         3,300     2002
----------------------------------------------------------------------------------------------
Eaton Vance Variable Trust
----------------------------------------------------------------------------------------------
 VT Floating-Rate Income Fund                   10.07             10.17        73,987     2004
                                                 9.97             10.07         8,927     2003
                                                10.00              9.97            --     2002
----------------------------------------------------------------------------------------------
 VT Worldwide Health Sciences Fund              13.27             13.84         2,313     2004
                                                10.40             13.27         1,094     2003
                                                10.00             10.40            --     2002
----------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------
 Evergreen VA Omega Fund -- Class 2             10.00             10.60            --     2004
----------------------------------------------------------------------------------------------
FAM Variable Series Funds,
Inc. (formerly, Merrill Lynch Variable
Series Funds, Inc.)
----------------------------------------------------------------------------------------------
 Mercury Basic Value V.I. Fund -- Class
   III Shares (formerly, Merrill Lynch
   Basic Value V.I. Fund)                       10.00             10.85            --     2004
----------------------------------------------------------------------------------------------
 Mercury Large Cap Growth V.I.
   Fund -- Class III Shares (formerly,
   Merrill Lynch Large Cap Growth V.I.
   Fund)                                        10.00             10.84            --     2004
----------------------------------------------------------------------------------------------
 Mercury Value Opportunities V.I.
   Fund -- Class III Shares (formerly,
   Merrill Lynch Value Opportunities
   V.I. Fund)                                   10.00             11.19            --     2004
----------------------------------------------------------------------------------------------
Federated Insurance Series
----------------------------------------------------------------------------------------------
 Federated High Income Bond Fund                11.70             12.66         8,133     2004
   II -- Service Shares                          9.78             11.70        10,220     2003
                                                10.00              9.78         1,030     2002
----------------------------------------------------------------------------------------------
 Federated Kaufman Fund II -- Service           13.28             14.93         5,995     2004
   Shares                                        7.90             13.28         3,471     2003
                                                10.00              7.90           427     2002
----------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products
Fund
----------------------------------------------------------------------------------------------
 VIP Asset Manager/SM/
   Portfolio -- Service Class 2                 10.00             10.34            --     2004
----------------------------------------------------------------------------------------------
 VIP Contrafund(R) Portfolio -- Service         11.04             12.48        29,932     2004
   Class 2                                       8.77             11.04        13,793     2003
                                                10.00              8.77         2,258     2002
----------------------------------------------------------------------------------------------

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund (continued)
----------------------------------------------------------------------------------------------
 VIP Dynamic Capital Appreciation              $11.81            $11.75             --    2004
   Portfolio -- Service Class 2                 10.00             11.81             --    2003
----------------------------------------------------------------------------------------------
 VIP Equity-Income Portfolio -- Service         10.01             10.94         60,159    2004
   Class 2                                       7.84             10.01         52,444    2003
                                                10.00              7.84         22,674    2002
----------------------------------------------------------------------------------------------
 VIP Growth Portfolio -- Service Class 2         8.85              8.96          7,706    2004
                                                 6.80              8.85          4,875    2003
                                                10.00              6.80          1,830    2002
----------------------------------------------------------------------------------------------
 VIP Growth & Income                             9.86             10.22          4,319    2004
   Portfolio -- Service Class 2                  8.13              9.86         13,084    2003
                                                10.00              8.13         10,477    2002
----------------------------------------------------------------------------------------------
 VIP Mid Cap Portfolio -- Service Class         11.89             14.56         38,518    2004
   2                                             8.76             11.89         44,549    2003
                                                10.00              8.76         42,836    2002
----------------------------------------------------------------------------------------------
 VIP Value Strategies
   Portfolio -- Service Class 2                 10.00             11.25             --    2004
----------------------------------------------------------------------------------------------
GE Investments Funds, Inc.
----------------------------------------------------------------------------------------------
 Income Fund                                    10.81             10.97         14,741    2004
                                                10.62             10.81         13,639    2003
                                                10.00             10.62            160    2002
----------------------------------------------------------------------------------------------
 Mid-Cap Equity Fund (formerly, Mid-Cap         10.45             11.91         30,131    2004
   Value Equity Fund)                            8.01             10.45         32,636    2003
                                                10.00              8.01         19,610    2002
----------------------------------------------------------------------------------------------
 Money Market Fund                               0.99              0.98        467,693    2004
                                                 1.00              0.99        526,897    2003
                                                 1.00              1.00        686,286    2002
----------------------------------------------------------------------------------------------
 Premier Growth Equity Fund                      9.61             10.10          6,558    2004
                                                 7.59              9.61         10,227    2003
                                                10.00              7.59          1,455    2002
----------------------------------------------------------------------------------------------
 Real Estate Securities Fund                    12.46             16.20         13,025    2004
                                                10.00             12.46          9,370    2003
----------------------------------------------------------------------------------------------
 S&P 500(R) Index Fund                           9.48             10.28        110,320    2004
                                                 7.52              9.48        126,905    2003
                                                10.00              7.52         60,298    2002
----------------------------------------------------------------------------------------------
 Small-Cap Value Equity Fund                    10.23             11.57         17,147    2004
                                                 8.40             10.23         18,869    2003
                                                10.00              8.40         13,607    2002
----------------------------------------------------------------------------------------------
 Total Return Fund                              11.41             12.12         12,533    2004
                                                10.00             11.41         10,503    2003
----------------------------------------------------------------------------------------------
 U.S. Equity Fund                                9.41             10.00          8,543    2004
                                                 7.77              9.41          8,202    2003
                                                10.00              7.77          2,356    2002
----------------------------------------------------------------------------------------------
 Value Equity Fund                               9.59             10.31         24,854    2004
                                                 7.87              9.59         26,208    2003
                                                10.00              7.87          9,306    2002
----------------------------------------------------------------------------------------------
Greenwich Street Series Fund
----------------------------------------------------------------------------------------------
 Salomon Brothers Variable Aggressive           12.54             13.40          2,075    2004
   Growth Fund -- Class II                      10.00             12.54            163    2003
----------------------------------------------------------------------------------------------

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
Janus Aspen Series
----------------------------------------------------------------------------------------------
 Balanced Portfolio -- Service Shares          $10.13            $10.78        128,209    2004
                                                 9.07             10.13        127,350    2003
                                                10.00              9.07        109,084    2002
----------------------------------------------------------------------------------------------
 Forty Portfolio -- Service
   Shares (formerly, Capital                     9.93             11.51          1,929    2004
   Appreciation Portfolio)                       8.41              9.93          2,041    2003
                                                10.00              8.41          3,613    2002
----------------------------------------------------------------------------------------------
 International Growth                            9.67             11.27          6,131    2004
   Portfolio -- Service Shares                   7.32              9.67          5,991    2003
                                                10.00              7.32          1,352    2002
----------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust
----------------------------------------------------------------------------------------------
 MFS(R) Investors Growth Stock                   8.70              9.31         34,396    2004
   Series -- Service Class Shares                7.23              8.70         38,613    2003
                                                10.00              7.23         34,313    2002
----------------------------------------------------------------------------------------------
 MFS(R) Investors Trust                          9.19             10.03         11,501    2004
   Series -- Service Class Shares                7.68              9.19         13,905    2003
                                                10.00              7.68          7,610    2002
----------------------------------------------------------------------------------------------
 MFS(R) New Discovery Series -- Service          8.94              9.32          4,502    2004
   Class Shares                                  6.82              8.94          2,627    2003
                                                10.00              6.82            101    2002
----------------------------------------------------------------------------------------------
 MFS(R) Total Return Series -- Service          11.41             12.44            643    2004
   Class Shares                                 10.03             11.41            175    2003
                                                10.00             10.03             --    2002
----------------------------------------------------------------------------------------------
 MFS(R) Utilities Series -- Service             10.61             13.53          5,013    2004
   Class Shares                                  7.97             10.61          2,712    2003
                                                10.00              7.97          1,548    2002
----------------------------------------------------------------------------------------------
Nations Separate Account Trust
----------------------------------------------------------------------------------------------
 Nations Marsico Growth Portfolio               12.33             13.69          7,853    2004
                                                10.00             12.33             --    2003
----------------------------------------------------------------------------------------------
 Nations Marsico International                  13.36             15.30          1,931    2004
   Opportunities Portfolio                      10.00             13.36          1,127    2003
----------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
----------------------------------------------------------------------------------------------
 Oppenheimer Aggressive Growth                  11.97             14.04            177    2004
   Fund/VA -- Service Shares                    10.00             11.97            101    2003
----------------------------------------------------------------------------------------------
 Oppenheimer Balanced
   Fund/VA -- Service Shares                    10.00             10.92            452    2004
----------------------------------------------------------------------------------------------
 Oppenheimer Capital Appreciation               12.71             13.30          4,496    2004
   Fund/VA -- Service Shares                     9.91             12.71            997    2003
                                                10.00              9.91             --    2002
----------------------------------------------------------------------------------------------
 Oppenheimer Global Securities                  10.49             12.25         36,982    2004
   Fund/VA -- Service Shares                     7.48             10.49         37,800    2003
                                                10.00              7.48         19,752    2002
----------------------------------------------------------------------------------------------
 Oppenheimer Main Street                         9.71             10.40        144,709    2004
   Fund/VA -- Service Shares                     7.82              9.71        168,642    2003
                                                10.00              7.82        136,697    2002
----------------------------------------------------------------------------------------------
 Oppenheimer Main Street Small Cap              13.34             15.61         15,415    2004
   Fund/VA -- Service Shares                     9.43             13.34          8,173    2003
                                                10.00              9.43             --    2002
----------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
----------------------------------------------------------------------------------------------
 High Yield Portfolio -- Administrative         11.70             12.59         26,261    2004
   Class Shares                                  9.70             11.70         22,290    2003
                                                10.00              9.70         12,000    2002
----------------------------------------------------------------------------------------------

                                                                              Number of
                                            Accumulation      Accumulation  Accumulation
                                           Unit Values at    Unit Values at   Units at
Subaccounts                              Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
(continued)
----------------------------------------------------------------------------------------------
 Long-Term U.S. Government                     $11.91            $12.59         64,930    2004
   Portfolio -- Administrative Class            11.68             11.91        105,328    2003
   Shares                                       10.00             11.68         92,981    2002
----------------------------------------------------------------------------------------------
 Total Return                                   11.01             11.34        129,504    2004
   Portfolio -- Administrative Class            10.68             11.01        142,859    2003
   Shares                                       10.00             10.68        111,409    2002
----------------------------------------------------------------------------------------------
The Prudential Series Fund, Inc.
----------------------------------------------------------------------------------------------
 Jennison Portfolio -- Class II                 12.10             12.98            622    2004
                                                10.00             12.10            670    2003
----------------------------------------------------------------------------------------------
 Jennison 20/20 Focus                           12.31             13.94             --    2004
   Portfolio -- Class II                        10.00             12.31             --    2003
----------------------------------------------------------------------------------------------
Rydex Variable Trust
----------------------------------------------------------------------------------------------
 OTC Fund                                        8.74              9.38         26,709    2004
                                                 6.12              8.74            634    2003
                                                10.00              6.12            699    2002
----------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Funds
Inc
----------------------------------------------------------------------------------------------
 Salomon Brothers Variable All Cap              12.90             13.69             --    2004
   Fund -- Class II                             10.00             12.90             --    2003
----------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust
----------------------------------------------------------------------------------------------
 Comstock Portfolio -- Class II Shares          10.31             11.89         14,166    2004
                                                 8.03             10.31          7,135    2003
                                                10.00              8.03          2,539    2002
----------------------------------------------------------------------------------------------
 Emerging Growth Portfolio -- Class II           8.51              8.92          1,970    2004
   Shares                                        7.26              8.51            842    2003
                                                10.00              7.26             --    2002
----------------------------------------------------------------------------------------------

The following Portfolios were added to the product on April 29, 2005. Therefore, no Condensed Financial Information is available:

   American Century Variable Portfolios II, Inc. -- VP Inflation Protection
   Fund -- Class II
   FAM Variable Series Funds, Inc. -- Mercury Global Allocation V.I.
     Fund -- Class III Shares (formerly, Merrill Lynch Variable Series Funds, Inc. -- Merrill Lynch Global Allocation V.I. Fund)
   Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares
   Goldman Sachs Variable Insurance Trust -- Goldman Sachs Mid Cap Value Fund PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares PIMCO Variable Insurance Trust -- Low Duration Portfolio -- Administrative Class Shares
   The Prudential Series Fund, Inc. -- Natural Resources Portfolio -- Class II Salomon Brothers Variable Series Funds Inc -- Salomon Brothers Variable
   Total Return Fund -- Class II

Table of Contents

Statement of Additional Information



                                                                            Page
The Company................................................................  B-3

The Separate Account.......................................................  B-4

Additional Information About the Guarantee Account.........................  B-4

The Contracts..............................................................  B-5
   Transfer of Annuity Units...............................................  B-5
   Net Investment Factor...................................................  B-5

Termination of Participation Agreements....................................  B-6

Calculation of Performance Data............................................  B-8
   Subaccounts Investing in the GE Investments Funds, Inc. -- Money Market
     Fund and the Dreyfus Variable Investment Fund -- Money
     Market Portfolio......................................................  B-9
   Other Subaccounts....................................................... B-11
   Other Performance Data.................................................. B-12

Tax Matters................................................................ B-13
   Taxation of GE Capital Life Assurance Company of New York............... B-13
   IRS Required Distributions.............................................. B-13

General Provisions......................................................... B-14
   Using the Contracts as Collateral....................................... B-14
   The Beneficiary......................................................... B-14
   Non-Participating....................................................... B-14
   Misstatement of Age or Gender........................................... B-15
   Incontestability........................................................ B-15
   Statement of Values..................................................... B-15
   Trust as Owner or Beneficiary........................................... B-15
   Written Notice.......................................................... B-15

Legal Developments Regarding Employment-Related Benefit Plans.............. B-15

Experts.................................................................... B-15

Financial Statements....................................................... B-16

                 GE Capital Life Assurance Company of New York
                         622 Third Avenue, 33rd Floor
                           New York, New York 10017

                                Service Center
                            6610 West Broad Street
                           Richmond, Virginia 23230

                      A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 313-5282.

                      GE Capital Life Assurance Company of New York Variable Annuity Service Center
                      6610 West Broad Street
                      Richmond, Virginia 23230

                      Please mail a copy of the Statement of Additional Information for the Separate Account Contract Form NY1155 4/00 to:

                      Name: ____________________________________________________

                      Address: _________________________________________________
                                                     Street

                      __________________________________________________________
                                      City               State      Zip

                      Signature of Requestor: __________________________________
                                                               Date

                    Statement of Additional Information For
             Flexible Premium Variable Deferred Annuity Contracts

                               Form NY1155 4/00

                                  Issued by:
                 GE Capital Life Assurance Company of New York
                      GE Capital Life Separate Account II
                         622 Third Avenue, 33rd Floor,
                           New York, New York 10017

                                Service Center:
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: 1-800-313-5282

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 29, 2005 (as amended on July 18, 2005), for the Flexible Premium Variable Deferred Annuity Contract issued by GE Capital Life Assurance Company of New York through its GE Capital Life Separate Account II. The terms used in the current prospectus for the Flexible Premium Variable Deferred Annuity Contract are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:     1-800-313-5282

Or write: GE Capital Life Assurance Company of New York
          Annuity Service Center
          6610 West Broad Street
          Richmond, Virginia 23230

Or visit: www.gefinancialservice.com

Or:       contact your financial representative

The date of this Statement of Additional Information is April 29, 2005 (as amended on July 18, 2005).

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
 ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT AND THE PORTFOLIOS.

Statement of Additional Information

Table of Contents


The Company................................................................  B-3

The Separate Account.......................................................  B-4

Additional Information About the Guarantee Account.........................  B-4

The Contracts..............................................................  B-5
   Transfer of Annuity Units...............................................  B-5
   Net Investment Factor...................................................  B-5

Termination of Participation Agreements....................................  B-6

Calculation of Performance Data............................................  B-8
   Subaccounts Investing in the GE Investments Funds, Inc. -- Money Market
     Fund and the Dreyfus Variable Investment Fund -- Money
     Market Portfolio......................................................  B-9
   Other Subaccounts....................................................... B-11
   Other Performance Data.................................................. B-12

Tax Matters................................................................ B-13
   Taxation of GE Capital Life Assurance Company of New York............... B-13
   IRS Required Distributions.............................................. B-13

General Provisions......................................................... B-14
   Using the Contracts as Collateral....................................... B-14
   The Beneficiary......................................................... B-14
   Non-Participating....................................................... B-14
   Misstatement of Age or Gender........................................... B-15
   Incontestability........................................................ B-15
   Statement of Values..................................................... B-15
   Trust as Owner or Beneficiary........................................... B-15
   Written Notice.......................................................... B-15

Legal Developments Regarding Employment-Related Benefit Plans.............. B-15

Experts.................................................................... B-15

Financial Statements....................................................... B-16

THE COMPANY           We are a stock life insurance company that was
                      incorporated in the State of New York on February 23, 1988 under the name First GNA Life Insurance Company of
                      New York. In February 1990, we were transferred to a wholly-owned subsidiary of Great Northern Insured Annuity
                      Corporation from GNA Life Insurance Company. In October
                      1993, we were the surviving entity in a merger with United Pacific Reliance Life Insurance Company of New
                      York and as a result became partially-owned by United
                      Pacific Life Insurance Company ("UPL"). UPL later changed its name to General Electric Capital Assurance Company
                      ("GECA"). On February 1, 1996, we changed our name to GE Capital Life Assurance Company of New York
                      ("GECLANY"). In January 1999, we became a wholly-owned subsidiary of GECA when Great Northern Insured Annuity
                      Corporation merged with and into GECA.

                      On May 24, 2004, GEFAHI transferred substantially all of its assets to Genworth Financial, Inc. ("Genworth"), including all of the outstanding capital stock of GNA Corporation ("GNA"), our indirect parent and 800 shares of our common stock that GEFAHI had held directly. As a result, we became an indirect, wholly-owned subsidiary of Genworth. On May 25, 2004, Genworth's Class A common stock began trading on The New York Stock Exchange. Approximately 48% of Genworth's common stock is now owned by public shareholders. GEFAHI continues to own approximately 52% of Genworth's common stock.

                      On May 31, 2004, (1) Genworth contributed to GNA and GNA in turn contributed to GECA 800 shares of our common stock and (2) Federal paid a dividend to GECA consisting of 2,378 shares of our common stock. As a result of the foregoing contribution and dividend, we became a direct, wholly-owned subsidiary of GECA while remaining an indirect, wholly-owned subsidiary of Genworth.

                      We principally offer annuity contracts and life insurance policies. We do business in the State of New York. Our Home Office is located at 622 Third Avenue, 33rd
                      Floor, New York, New York 10017.

                      We are subject to regulation by the Department of Insurance of the State of New York. We file an annual Statement with the New York Commissioner of Insurance on or before March 1 of every year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the Department of Insurance of the State of New York at least every five years.

THE SEPARATE          In accordance with the Board Resolution establishing the
ACCOUNT               Separate Account, such Separate Account will be divided
                      into Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

ADDITIONAL            The initial interest rate guarantee period for any
INFORMATION           allocation you make to the Guarantee Account will be one
ABOUT THE             year or longer. Subsequent interest rate guarantee
GUARANTEE             periods will each be at least one year. We may credit
ACCOUNT               additional rates of interest for specified periods from
                      time to time.

THE CONTRACTS

TRANSFER OF           At your request, Annuity Units may be transferred three
ANNUITY UNITS         times per calendar year from the Subaccounts in which
                      they are currently held (subject to certain restrictions described in the contract) and the Payment Protection
                      Rider, if elected at the time of application.

                      The number of Annuity Units to be transferred is (a) times (b) divided by (c) where:

                        (a) is the number of Annuity Units in the current
                            Subaccount desired to be transferred;

                        (b) is the Annuity Unit Value for the Subaccount in
                            which the Annuity Units are currently held; and

                        (c) is the Annuity Unit Value for the Subaccount to
                            which the transfer is made.

                      If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, we will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccounts unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).

NET INVESTMENT        The net investment factor measures investment performance
FACTOR                of the Subaccounts during a Valuation Period. Each
                      Subaccount has its own net investment factor. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

                        (a) is the result of:

                            (1) the value of the net assets of that Subaccount
                                at the end of the preceding Valuation Period;
                                plus

                            (2) the investment income and capital gains,
                                realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; minus

                            (3) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (4) any amount charged against that Subaccount for
                                taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

                        (b) is the value of the net assets of that Subaccount
                            at the end of the preceding Valuation Period; and

                        (c) is a factor for the Valuation Period representing
                            the mortality and expense risk charge and the administrative expense charge.

                      We will value assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF        The participation agreements pursuant to which the
PARTICIPATION         Portfolios sell their shares to the Separate Account
AGREEMENTS            contain varying provisions regarding termination. The
                      following summarizes those provisions:

                      AIM Variable Insurance Funds. This agreement may be terminated by the parties upon six months' advance written notice.

                      AllianceBernstein Variable Products Series Fund,
                      Inc. This agreement may be terminated by the parties upon six months' advance written notice.

                      American Century Variable Portfolios, Inc. This agreement may be terminated by either party upon 180 days' prior written notice to the other party.

                      American Century Variable Portfolios II, Inc. This agreement may be terminated by either party upon 6 months' prior written notice to the other party.

                      Dreyfus. This agreement may be terminated by the parties upon six months' advance written notice.

                      Eaton Vance Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

                      Evergreen Variable Annuity Trust. This agreement may be terminated by the parties upon six months' advance written notice.

                      FAM Variable Series Funds, Inc. (formerly, Merrill Lynch Variable Series Funds, Inc.). This agreement may be terminated by the parties upon six months' advance written notice.

                      Federated Insurance Series. This agreement may be terminated by the parties upon 180 days' advance written notice.

                      Fidelity Variable Insurance Products Fund. These agreements provide for termination upon 90 days' advance notice by either party.

                      Franklin Templeton Variable Insurance Trust. This agreement may be terminated by the parties upon 60 days' advance written notice.

                      GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

                      Goldman Sachs Variable Insurance Trust. This agreement may be terminated by the parties upon six months' advance written notice.

                      Greenwich Street Series Fund. This agreement may be terminated by the parties upon six months' advance written notice, unless a shorter time is agreed to by the parties.

                      Janus Aspen Series. This agreement may be terminated by the parties upon six months' advance written notice.

                      J.P. Morgan Series Trust II. This agreement may be terminated by the parties upon 180 days' notice unless a shorter time is agreed to by the parties.

                      MFS(R) Variable Insurance Trust. This agreement may be terminated by the parties upon six months' advance written notice.

                      Nations Separate Account Trust. This agreement may be terminated by the parties upon 60 days' advance written notice.

                      Oppenheimer Variable Account Funds. This agreement may be terminated by the parties upon six months' advance written notice.

                      PIMCO Variable Insurance Trust. This agreement may be terminated by the parties upon six months' advance written notice, unless a shorter time is agreed to by the parties.

                      The Prudential Series Fund, Inc. This agreement may be terminated by the parties upon six months' advance written notice, unless a shorter time is agreed to by the parties.

                      Rydex Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

                      Salomon Brothers Variable Series Fund Inc. The agreement may be terminated at the option of any party upon six months' advance written notice, unless a shorter time is agreed upon by the parties.

                      Scudder Variable Series II. The agreement may be terminated by the parties upon three months' advance written notice.

                      Van Kampen Life Investment Trust. This agreement may be terminated by the parties upon six months' advance written notice.

CALCULATION OF        From time to time, we may disclose total return, yield,
PERFORMANCE           and other performance data for the Subaccounts pertaining
DATA                  to the contracts. Such performance data will be computed,
                      or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

                      The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of purchase payments and are generally based on the rules of the state in which you reside.

SUBACCOUNTS           From time to time, advertisements and sales literature
INVESTING IN THE      may quote the yield of the Subaccounts investing in the
GE INVESTMENTS        GE Investments Funds, Inc. -- Money Market Fund and the
FUNDS, INC. --        Dreyfus Variable Investment Fund -- Money Market
MONEY MARKET          Portfolio for a seven-day period, in a manner which does
FUND AND THE          not take into consideration any realized or unrealized
DREYFUS VARIABLE      gains or losses on shares of the corresponding money
INVESTMENT            market portfolio or on its portfolio securities. This
FUND -- MONEY         current annualized yield is computed by determining the
MARKET PORTFOLIO      net change (exclusive of realized gains and losses on the
                      sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one unit in the Subaccount investing in the GE
                      Investments Funds, Inc. --Money Market Fund or the
                      Subaccount investing in the Dreyfus Variable Investment
                      Fund -- Money Market Portfolio at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to an initial investment of $10,000; and 2) charges and deductions imposed under the contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the $30 annual contract charge, the mortality and expense risk charge (deducted daily at an effective annual rate of 1.30% of the hypothetical investment in the Separate
                      Account), and the administrative expense charge (deducted daily at an effective annual rate of 0.15% of assets in the Separate Account). We assume for the purposes of the yield calculation that this charge will be waived.
                      Current Yield will be calculated according to the following formula:

                      Current Yield = ((NCP - ES)/UV) X (365/7)

                      where:

NCP =   the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one unit.
ES  =   per unit expenses of the hypothetical account for the seven-day period.
UV  =   the unit value on the first day of the seven-day period.

                      We may also quote the effective yield of the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Subaccount investing in the Dreyfus Variable Investment Fund -- Money Market Portfolio determined on a compounded basis for the same seven-day period. The effective yield is calculated by compounding the base period return according to the following formula:

                      Effective Yield = (1 + ((NCP - ES)/UV))/365/7/ - 1

                      where:

NCP =   the net change in the value of the investment Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one unit.
ES  =   per unit expenses of the hypothetical account for the seven-day period.
UV  =   the unit value for the first day of the seven-day period.

                      The yield on amounts held in the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Subaccount investing in the Dreyfus Variable Investment Fund -- Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The GE Investments Funds, Inc. -- Money Market Fund's or the Dreyfus Variable Investment Fund -- Money Market Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the GE Investments Funds, Inc. -- Money Market Fund or Dreyfus Variable Investment Fund -- Money Market Portfolio, the types and quality of portfolio securities held by that Portfolio, and that Portfolio's operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Dreyfus Variable Investment Fund -- Money Market Portfolio will be lower than the yield for the GE Investments Funds, Inc. -- Money Market Fund or the Dreyfus Variable Investment Fund -- Money Market Portfolio.

                      Yield calculations do not take into account the surrender charges imposed under the contract or the charges for any optional riders.

                      GE Investments Funds, Inc. -- Money Market Fund

                      Current Yield: 0.17% as of December 31, 2004
                      Effective Yield: 0.17% as of December 31, 2004

                      Dreyfus Variable Investment Fund -- Money Market Portfolio

                      Current Yield: -0.11% as of December 31, 2004 Effective Yield: -0.11% as of December 31, 2004

                      Past Performance is not a Guarantee or Projection of Future Results.

OTHER SUBACCOUNTS     Standardized Total Return.  Sales literature or
                      advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

                      Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

                      For periods that began before the contract was available, performance data will be based on the performance of the underlying Portfolios, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values and deductions for the annual contract charge and the surrender charge as described below:

                         1. We calculate the unit value for each Valuation
                            Period based on the performance of the Subaccount's underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, and the mortality and expense risk charge).

                         2. The annual contract charge is $30 deducted at the
                            beginning of each contract year after the first. For purposes of calculating average annual total return, we assume that the annual contract charge is equivalent to 0.1% of Contract Value. This charge is waived if the Contract Value is more than $40,000 at the time the charge is due.

                         3. The surrender charge will be determined by assuming
                            a surrender of the contract at the end of the period. Average annual total return for periods of nine years or less will therefore reflect the deduction of a surrender charge.

                         4. Standardized total return considers the charges for
                            the Payment Protection Rider Option (equal to an annual rate of 0.40% of your daily net assets in the Separate Account).

                         5. Standardized total return considers the charges to
                            the Annual Step-Up Death Benefit Rider Option (equal to an annualized rate of 0.20% of your Contract Value at the time the charge is deducted).

                         6. Standardized total return does not reflect the
                            deduction of any premium taxes.

                         7. Standardized total return will then be calculated
                            according to the following formula:

                            TR = (ERV/P)/1/N/ - 1

                            where:

    TR  =   the average annual total return for the period.
    ERV =   the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.
    P   =   a hypothetical single investment of $1,000.
    N   =   the duration of the period (in years).

                      The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

OTHER PERFORMANCE     We may disclose cumulative total return in conjunction
DATA                  with the standardized format described above. The
                      cumulative total return will be calculated using the following formula:

                      CTR = (ERV/P) - 1

                      where:

CTR =   the cumulative total return for the period.
ERV =   the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.
P   =   a hypothetical single investment of $1,000.

                      Sales literature may also quote cumulative and/or average annual total return that does not reflect the surrender charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts. If such charges were included, the performance numbers would be lower.

                      Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

TAX MATTERS

TAXATION OF GE        We do not expect to incur any Federal income tax
CAPITAL LIFE          liability attributable to investment income or capital
ASSURANCE COMPANY     gains retained as part of the reserves under the
OF NEW YORK           contracts. See the "Federal Tax Matters" section of the
                      prospectus. Based upon these expectations, no charge is being made currently to the Separate Account for Federal income taxes. We will periodically review the question of a charge to the Separate Account for Federal income taxes related to the Separate Account. Such a charge may be made in future years if we believe that we may incur
                      Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

                      We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Separate Account may be made.

IRS REQUIRED          In order to be treated as an annuity contract for Federal
DISTRIBUTIONS         income tax purposes, Section 72(s) of the Code requires
                      any Non-Qualified Contract to provide that:

                        (a) if any owner dies on or after the Annuity
                            Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

                        (b) if any owner dies prior to the Annuity Commencement
                            Date, the entire interest in the contract will be distributed:

                            (1) within five years after the date of that
                                owner's death; or

                            (2) as income payments which will begin within one
                                year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

                      The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an owner for purposes of these rules.

                      The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

                      Other rules apply to Qualified Contracts.

GENERAL
PROVISIONS

USING THE             A Non-Qualified Contract can be assigned as collateral
CONTRACTS AS          security. We must be notified in writing if a contract is
COLLATERAL            assigned. Any payment made before the assignment is
                      recorded at our Service Center will not be affected. We are not responsible for the validity of an assignment.
                      Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignment. See the "Federal Tax
                      Matters" provision of the prospectus.

                      A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

THE BENEFICIARY       You may select one or more primary and contingent
                      beneficiaries during your lifetime upon application and by filing a written request with our Service Center. Each change of beneficiary revokes any previous designation.

NON-PARTICIPATING     The contract is non-participating. No dividends are
                      payable.

MISSTATEMENT OF       If the Annuitant's age or gender, if applicable, was
AGE OR GENDER         misstated on the contract data page, any contract
                      benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY      We will not contest the contract.

STATEMENT OF          At least once each year, we will send you a statement of
VALUES                values within 30 days after each report date. The
                      statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

TRUST AS OWNER OR     If a trust is named as the owner or beneficiary of this
BENEFICIARY           contract and subsequently exercises ownership rights or
                      claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

WRITTEN NOTICE        Any written notice should be sent to us at our Service
                      Center at 6610 West Broad Street, Richmond, Virginia
                      23230. The contract number and the Annuitant's full name must be included.

                      We will send all notices to the owner at the last known address on file with us.

LEGAL                 On July 6, 1983, the Supreme Court held in Arizona
DEVELOPMENTS          Governing Committee for Tax Deferred Annuity v. Norris,
REGARDING             463 U.S. 1073 (1983), that optional annuity benefits
EMPLOYMENT-           provided under an employee's deferred compensation plan
RELATED BENEFIT       could not, under Title VII of the Civil Rights Act of
PLANS                 1964, vary between men and women on the basis of gender.
                      The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

EXPERTS The financial statements of GE Capital Life Assurance Company of New York (the Company) as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and the financial statements of GE Capital Life Separate Account II as of December 31, 2004 and for each of the years or lesser periods in the two-year period ended December 31, 2004, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                      The report of KPMG LLP dated April 1, 2005 with respect to the financial statements of GE Capital Life Assurance Company of New York refers to a change in accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and its method of accounting for goodwill and other intangible assets in 2002.

FINANCIAL             This Statement of Additional Information contains the
STATEMENTS            financial statements for GE Capital Life Assurance
                      Company of New York (the Company), as of December 31 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004 and the financial statements of GE Capital Life Separate Account II, as of
                      December 31, 2004 and for each of the years or lesser periods in the two-year period then ended December 31, 2004. The financial statements of the Company included in the prospectus should be distinguished from the financial statements of GE Capital Life Separate Account II, and should be considered only as bearing on the ability of the Company to meet its obligations under the contract.
                      Such financial statements of the Company should not be considered as bearing on the investment performance of the assets held in the Separate Account.